As filed with the Securities and Exchange Commission on March 28, 2019

Securities Act File No. 333- 228095

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

SPROTT ETF TRUST

(Exact Name of Registrant as Specified in Charter)

c/o Sprott Asset Management LP

Royal Bank Plaza

200 Bay Street

Toronto, Ontario, Canada M5J 21J1

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (416) 943-8099

Corporation Service Company

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

copy to:

Bibb L. Strench, Esq.

Thompson Hine LLP

1919 M Street, N.W., Suite 700

Washington, D.C. 20036-1600

202-973-2727

Title of securities being registered: Shares of two series of the Registrant.

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

The Registrant hereby amends the Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

COMBINED PROXY STATEMENT AND PROSPECTUS

FOR THE REORGANIZATION OF

Sprott Gold Miners ETF (a series of ALPS ETF Trust) INTO Sprott Gold Miners ETF (a series of Sprott ETF Trust)	Sprott Junior Gold Miners ETF (a series of ALPS ETF Trust) INTO Sprott Junior Gold Miners ETF (a series of Sprott ETF Trust)

and

STATEMENT OF ADDITIONAL INFORMATION

TO COMBINED PROXY STATEMENT AND PROSPECTUS

April 3, 2019

ii

Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF

(each, a series of ALPS ETF Trust)

April 3, 2019

Dear Shareholder,

We are sending this information to you because you are a shareholder of Sprott Gold Miners ETF (“Existing SGDM Fund”) or Sprott Junior Gold Miners ETF (“Existing SGDJ Fund” and, together with Existing SGDM Fund, collectively, the ”Existing Funds” and each, an “Existing Fund”), each a series of ALPS ETF Trust (“AET”). We are pleased to announce that after careful consideration, ALPS Advisors, Inc. (“ALPS”), each Existing Fund’s investment adviser, recommended, and the Board of Trustees of AET approved, the reorganization of each Existing Fund into a corresponding new series of Sprott ETF Trust (“SET”), the Sprott Gold Miners ETF (“New SGDM Fund”) or Sprott Junior Gold Miners ETF (“New SGDJ Fund” and, together with New SGDM Fund, collectively, the ”New Funds” and each, a “New Fund”), as indicated in the table below (each, a “Reorganization” and, collectively, the ”Reorganizations”):

Existing Fund	New Fund
Sprott Gold Miners ETF, a series of AET	Sprott Gold Miners ETF, a series of SET
Sprott Junior Gold Miners ETF, a series of AET	Sprott Junior Gold Miners ETF, a series of SET

The proposed Reorganizations will result in a lower expense ratio, for a period of at least two years, under a new fee structure for each New Fund when compared to the corresponding Existing Fund’s expense ratio. In addition, shareholders should expect continuity in their investment experience because each New Fund’s investment objective and strategies, except with respect to its specific underlying index, will be substantially similar as the corresponding Existing Fund.

ALPS serves as the adviser to each Existing Fund. Sprott Asset Management LP (“Sprott”) will serve as the investment adviser to the New Fund and ALPS will serve as sub-adviser to each New Fund.

A Special Meeting of Shareholders of each Existing Fund is to be held at 9:00 a.m. Mountain Time on May 22, 2019, at the offices of ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, where shareholders of each Existing Fund will be asked to vote on the Reorganization of the Existing Fund into the corresponding New Fund. A Combined Proxy Statement and Prospectus (the “Proxy Statement”) regarding the meeting, a proxy card for your vote at the meeting, and a postage-prepaid envelope in which to return your proxy card are enclosed. Also enclosed is the Statement of Additional Information to the Proxy Statement, which should be read in conjunction with the Proxy Statement and provides additional information about the Reorganizations.

As further explained in the enclosed Proxy Statement, upon satisfaction of the conditions set forth in the Agreement and Plan of Reorganization, your current shares in the applicable Existing Fund will be exchanged for shares of the corresponding New Fund (except with respect to cash received in lieu of fractional shares), at the closing of the applicable Reorganization. The Reorganizations are not contingent on each other. This exchange is expected to be a tax-free exchange for shareholders. Trading of each Existing Fund on the NYSE Arca, Inc. exchange is anticipated to continue uninterrupted until and through the date of closing.

No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the tax-free exchange of their shares.

If each Existing Fund’s shareholders approve the applicable Reorganization, the Reorganization will take effect on or about May 28, 2019. At that time, the shares of the Existing Fund that you currently own would, in effect, be exchanged on a tax-free basis for the same number of shares of the corresponding New Fund (except with respect to cash received in lieu of fractional shares) with the same aggregate net asset value.

The Board of Trustees of AET, on behalf of each Existing Fund, has approved each proposed Reorganization, at the request of ALPS, subject to approval by each Existing Fund’s shareholders.

Likewise, the Board of Trustees of SET has authorized each Reorganization and approved an investment advisory agreement and investment sub-advisory agreement with Sprott and ALPS, respectively, to serve as each New Fund’s investment adviser and investment sub-adviser.

More information on each New Fund and reasons for the proposed Reorganizations is contained in the enclosed Proxy Statement. You should review the Proxy Statement carefully and retain it for future reference. Shareholder approval is required to effect the Reorganizations, each of which is expected to close on or about May 28, 2019.

Sincerely,

/s/ Edmund J. Burke
Edmund J. Burke
Trustee and President
ALPS ETF Trust

ALPS ETF Trust

Sprott Gold Miners ETF

Sprott Junior Gold Miners ETF

1290 Broadway, Suite 1100

Denver, Colorado 80203

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 22, 2019

To the Shareholders of the Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the Sprott Gold Miners ETF (“Existing SGDM Fund”) and Sprott Junior Gold Miners ETF (“Existing SGDJ Fund” and, together with the Existing SGDM Fund, collectively the ”Existing Funds” and individually an “Existing Fund”), each a series of ALPS ETF Trust (“AET”), is to be held at 9:00 a.m. Mountain time on May 22, 2019, at the offices of ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver Colorado. The Special Meeting is being held to consider an Agreement and Plan of Reorganization (the “Plan” or the ”Plan of Reorganization,” as defined herein) providing for: (1) the transfer of all of the assets of each Existing SGDM Fund to, and the assumption of all of the liabilities of the Existing SGDM Fund by, the Sprott Gold Miners ETF (“New SGDM Fund”), a series of Sprott ETF Trust (“SET”) in exchange for shares of the New SGDM Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Existing SGDM Fund, and (2) the transfer of all of the assets of each Existing SGDJ Fund to, and the assumption of all of the liabilities of the Existing SGDJ Fund by, the Sprott Gold Miners ETF (“New SGDJ Fund” and, together with New SGDM Fund, collectively the ”New Funds” and each, a “New Fund”), a series of SET in exchange for shares of the New SGDJ Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Existing SGDJ Fund as set forth in the table below (each, a ”Reorganization” and, collectively, the ”Reorganizations”):

Existing Fund	New Fund
Sprott Gold Miners ETF, a series of AET	Sprott Gold Miners ETF, a series of SET
Sprott Junior Gold Miners ETF, a series of AET	Sprott Junior Gold Miners ETF, a series of SET

The transfer effectively would be an exchange of your shares of the applicable Existing Fund for shares of the corresponding New Fund (except with respect to cash received in lieu of fractional shares), which would be distributed pro rata by the Existing Fund to holders of its shares in complete liquidation of the Existing Fund, and the New Fund’s assumption of the Existing Fund’s liabilities.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof. Holders of record of the shares of beneficial interest in the Existing Fund as of the close of business on March 11, 2019, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve the Plan is not obtained with respect to either Existing Fund at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Plan are not obtained with respect to either Existing Fund, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special

Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal for the Existing Fund with respect to which a quorum or sufficient votes to approve the Plan was not obtained. The Reorganizations are not contingent on one another. Whether or not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy. The meeting may be held as adjourned within 120 days of the original record date set for the original meeting without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

The Board of Trustees of AET believes each proposed Reorganization is in the best interest of shareholders and recommends that you vote FOR the approval of the Plan to authorize the Reorganization with respect to your Existing Fund.

By order of the Board of Trustees of ALPS ETF Trust,

/s/ Andrea E. Kuchli
Andrea E. Kuchli
Secretary
ALPS ETF Trust

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on May 22, 2019 or any adjournment or postponement thereof. This Notice and Combined Proxy Statement and Prospectus are available on the internet at the website included in the proxy ballot sent to shareholders. On this website, you will be able to access this Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote in person at the time and at the address indicated on your proxy card; through the internet, by visiting the website address on your proxy card; or by telephone, by using the toll-free number on your proxy card. Your prompt vote may save the Existing Fund the necessity of further solicitations to ensure a quorum at the Special Meeting.

QUESTIONS AND ANSWERS RELATING TO THE REORGANIZATIONS

While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, below is a brief overview of the proposed Reorganizations, which will require your vote.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting on May 22, 2019?

A.

The Board of Trustees of ALPS ETF Trust (“AET”) has called the Special Meeting at which you will be asked to vote on the reorganization (each, a “Reorganization” and collectively, the ”Reorganizations”) of the Sprott Gold Miners ETF (“Existing SGDM Fund”) and Sprott Junior Gold Miners ETF (“Existing SGDJ Fund” and, collectively with SGDM, the ”Existing Funds” and each, an “Existing Fund”) into the identically named the Sprott Gold Miners ETF (“New SGDM Fund”) or Sprott Junior Gold Miners ETF (“New SGDJ Fund” and, together with SGDM, collectively, the ”New Funds” and each, a “New Fund”), each a newly formed series of Sprott ETF Trust (“SET”).

Q.	What is the purpose of the Reorganizations?

A.

The primary purpose of the Reorganizations is to move the investment portfolio and shareholders presently associated with the applicable Existing Fund to the corresponding New Fund, each, a newly-created series of SET. ALPS Advisors, Inc. (“ALPS”), the Existing Fund’s investment adviser, recommends that each Existing Fund be reorganized as a series of SET. By becoming a series of SET, each Existing Fund would be closer aligned to the Sprott organization, a leading global and well-recognized precious metal and mining advisory firm. As a result, the New Funds will be exposed to new potential investors through Sprott’s distribution platforms, marketed by individuals with deep connections in the metal and mining industries and have greater visibility through the Sprott website and other mediums to the approximately 200,000 investors who invest in Sprott products. Additionally, shareholders of each Existing Fund will experience an immediate decrease in their fund expenses after the Reorganization for a period of at least two years.

Q.	What will happen to my existing shares?

A.

Your shares of the applicable Existing Fund will be exchanged for shares of the corresponding New Fund (except with respect to cash received in lieu of fractional shares). You will not pay any transaction charges in connection with the applicable Reorganization. The net asset value per share of the new shares of the corresponding New Fund will be equal to the net asset value per share of your current shares of the applicable Existing Fund. The new shares you receive will have the same total value as your current shares immediately prior to the applicable Reorganization so that the value of your investment will remain exactly the same, except that you will receive cash in lieu of any fractional shares. Of course, as an exchange-traded fund, the market price of your shares may be greater or less than your shares’ net asset value per share.

v

Q. How do the investment objective and principal strategies of each Existing Fund and the corresponding New Fund compare?

A.

The investment objective and principal investment strategies of each Existing Fund and the corresponding New Fund are substantially similar, but there are different underlying indices, which have different methodologies as more fully described below. The change of indices will not be effective until the closing of each reorganization.

Sprott Gold Miners ETF (SGDM)

Currently, the Existing SGDM Fund seeks investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the Sprott Zacks Gold Miners Index. The New SGDM Fund will seek investment results that correspond (before fees and expenses) generally to the performance of a new underlying index, the Solactive Gold Miners Custom Factors Index.

The following table shows the similarities and differences between these two indices:

Existing Index	New Index

The Sprott Zacks Gold Miners Index (“Existing Index”) was co-developed by Sprott Asset Management LP and Zacks Index Services.

The Existing Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Existing Index. The Existing Index aims to track the performance of gold and silver mining companies whose stocks are traded on major U.S. exchanges. In addition to common stock or American Depository Receipts (“ADRs”) of gold mining companies, the Existing Index may include common stock or ADRs of silver mining companies. The Existing Index is compiled by Zacks Index Services.

In order to be included in the Existing Index, gold or silver mining companies must be traded on one or more major U.S. exchanges, have a minimum per share price of $2 and have a minimum market capitalization of at least $1 billion (or if a market capitalization of $400 million to $1 billion, have a minimum average daily price volume of $800,000). If these rules result in fewer than 25 eligible constituents, the remaining gold or silver mining companies will be ranked according

The Solactive Gold Miners Custom Factors Index (“New Index”) was created by Solactive AG.

The New Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the New Index.

In order to be included in the New Index, companies must be an index component of the Solactive Equal Weights Global Gold Index. The Solactive Equal Weight Global Gold Index includes all companies classified under any of the following FactSet Revere Business Industry Classification System (“RBICS”) industries: Americas Gold Mining, Asia/Pacific Gold Mining and Other Gold Mining that are listed on the Toronto Stock Exchange, the New York Stock Exchange and NASDAQ in the form on common stocks or American Depository Receipts (“ADRs”). On selection days, existing index members of the Solactive Equal Weight Global Gold Index must have free float market capitalization of USD $375 million. New index members need to have a free float market capitalization of USD $750 million. Furthermore, new index members must have a minimum Average Daily Traded Value of at least to market capitalization and average daily price volume, and the highest ranking companies – i.e., those with the larger and more liquid common stock – will become eligible constituents for the Existing Index. At least 80% of the Existing Index (by weight) must consist of gold mining companies while no more than 20% may consist of silver mining companies.

The Existing Index employs a modified market capitalization weighted methodology such that each constituent comprises no more than 18% of the weight of the Existing Index as of each rebalance, provided that, as of each rebalance, no more than 45% of the weight of the Existing Index may consist of constituents comprising greater than 5% of the weight of the Existing Index. The Existing Index is reconstituted and rebalanced quarterly after the close of the third Friday of February, May, August and November.

The Existing Fund will normally invest at least 90% of its net assets in securities that comprise the Existing Index.

USD $2 million, while existing index members must have a minimum Average Traded Value of at least USD $1 million over the past 1-month and 6-month periods. The New Index employs a modified market capitalization weighted methodology such that each constituent comprises no more than 18% of the weight of the New Index as of each rebalance, provided that, as of each rebalance, no more than 50% of the weight of the New Index may consist of constituents comprising greater than 4.5% of the weight of the New Index.

The New Index is reconstituted and rebalanced quarterly after the close of the third Friday of February, May, August and November.

The New Fund will normally invest at least 90% of its net assets in securities that comprise the New Index.

Sprott Junior Gold Miners ETF (SGDJ)

Currently, the Existing SGDJ Fund seeks investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the Sprott Zacks Junior Gold Miners Index. The New SGDJ Fund will seeks investment results that correspond (before fees and expenses) generally to the performance of a new underlying index, the Solactive Junior Gold Miners Custom Factors Index.

The following table shows the similarities and differences between these two indices:

Existing Index	New Index

The Sprott Zacks Junior Gold Miners Index (“Existing Index”) was co-developed by Sprott Asset Management LP and Zacks Index Services.

The Existing Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Existing Index. The Existing Index aims to track the performance of “junior” gold and junior silver mining companies whose stocks are traded on major U.S. or Canadian exchanges. Junior companies include early stage mining companies that are in the exploration stage only or that hold properties that might not ultimately produce gold or silver. In addition to common stock or American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”) of junior gold mining companies, the Existing Index may include common stock or ADRs of junior silver mining companies. The Existing Index is compiled by Zacks Index Services.

In order to be included in the Existing Index, the equity securities of junior gold or junior silver mining companies must be traded on one or more major U.S. or Canadian exchanges, have a minimum market capitalization of at least $250 million and a maximum market capitalization of $2 billion, and have a 3-month minimum average daily price volume of $500,000. A company is classified as either a gold or silver mining company if it earns over 50% of its revenue from the mining of the applicable metal. If these rules result in fewer than 30 eligible constituents, the $250 million minimum market capitalization will be lowered in increments of $50 million and the $500,000 3-month minimum average daily price volume will be relaxed until the Existing Index has at least 30 companies that satisfy the selection criteria. If a constituent is listed on more than one stock exchange, the more liquid constituent will be selected. At least 80% of the Existing Index (by weight) must consist of junior gold mining companies while no more than 20% may consist of junior silver mining companies.

The Solactive Junior Gold Miners Custom Factors Index (“New Index”) was created by Solactive AG.

The New Index aims to track the performance of “junior” gold companies whose common stock, American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”) are traded on a regulated stock exchange in the form of shares tradeable for foreign investors without any restrictions. Junior gold companies include early stage mining companies that are in the exploration stage only or that hold properties that might not ultimately produce gold.

In order to be included in the New Index, companies must be an index component of the Solactive Global Gold Explorers & Developers Total Return Index. The Solactive Global Gold Explorers & Developers Total Return Index includes companies defined/identified as a gold explorer or gold producer. Companies are identified in large part by examining how many ounces of gold they produce each quarter. Companies mainly active in the streaming and royalty business are excluded from that definition. On selection days existing index members of the Solactive Global Gold Explorers & Developers Total Return Index must have free float market capitalization of USD $100 million. New index members need to have a free float market capitalization of USD $200 million. Furthermore, new index members must have a minimum Average Daily Traded Value of at least USD $500,000, while existing index members must have a minimum Average Daily Traded Value of at least USD $350,000, over the past 3-months. In the New Index, companies that have a free float market capitalization of greater than USD $2 billion are excluded.

The New Index employs a modified market capitalization weighted methodology such that each constituent comprises no more than 9% of the weight of the New Index as of each rebalance, provided that, as of each rebalance, no more than 50% of the weight of the New Index may consist of constituents comprising greater than 4.5% of the weight of the New Index.

The Existing Index employs a modified market capitalization weighted methodology such that each constituent comprises no more than 9% of the weight of the Existing Index as of each rebalance, provided that, as of each rebalance, no more than 45% of the weight of the Existing Index may consist of constituents comprising greater than 5% of the weight of the Existing Index. The Existing Index is reconstituted and rebalanced semi-annually after the close of the third Friday of May and November.

The Existing Fund will invest at least 90% of its net assets in securities that comprise the Existing Index.

The New Index is reconstituted and rebalanced semi-annually after the close of the third Friday of May and November.

The New Fund will invest at least 90% of its net assets in securities that comprise the New Index.

Q.	Who will be the adviser and sub-adviser of the New Fund?

A.

Sprott Asset Management LP (“Sprott”) will serve as the investment adviser to each New Fund and ALPS will serve as sub-adviser to each New Fund. Presently, ALPS serves as the investment adviser to each Existing Fund and neither Existing Fund employs a sub-adviser.

Q.	Has the Board approved the Reorganizations?

A.

Yes, the Board of Trustees of AET has approved the Reorganizations. After careful consideration, the Board, including a majority of the Trustees who are not “interested persons” of AET (as defined in the Investment Company Act of 1940 (the “1940 Act”)), determined that each Reorganization is in the best interests of the applicable Existing Fund and its shareholders, and that the interests of existing shareholders in the Existing Fund will not be diluted as a result of the Reorganization. Accordingly, the Board recommends that you vote in favor of the applicable Reorganization.

Q. What did the Board consider in determining that the Reorganizations are in the best interests of each Existing Fund and its shareholders?

A.	The factors considered by the Board of Trustees of AET in its evaluation of the Reorganizations included, but were not limited to, the following:

The Terms and Conditions of the Reorganizations. The Board considered the terms of the Plan, and, in particular, that the transfer of the assets of each Existing Fund will be in exchange for shares of the corresponding New Fund and the New Fund’s assumption of all liabilities of the Existing Fund. The Board also took note of the fact that no commission or other transactional fees would be imposed in connection with the Reorganizations.

Shareholder Approval. The Board noted that the Reorganizations would be submitted to the Existing Funds’ shareholders for approval and that the applicable Reorganization would not be consummated unless such approval is obtained.

Substantially Similar Investment Objective, Strategies and Limitations. The Board considered that, except for the specific underlying indexes, the investment objective and investment strategies of each New Fund are substantially similar to those of the corresponding Existing Fund. The Board noted that the investment limitations of each New Fund are substantially similar to those of the Existing Fund. The Board also noted that both Existing and New Funds employ a passive investment strategy.

Lower Expense Ratios. The Board reviewed information regarding the net expense ratios of the Existing Funds and the New Funds, which stated that those ratios will be lower for the corresponding New Funds, pursuant to the new fee structure described below.

New Fee Structure. The Board noted that each Existing Fund has a “unitary fee” structure pursuant to which the Fund pays only an advisory fee and the investment adviser (ALPS in the case of the Existing Funds) is responsible for paying all other expenses incurred by the Fund, except for customarily excluded expenses such as brokerage and other transaction-related costs, taxes and extraordinary expenses.

The Board considered that the fee structure of the New Funds would differ from that of the Existing Funds after the Reorganizations. The Board noted that while each Existing Fund operates pursuant to a unitary fee arrangement, each New Fund will operate pursuant to a fee arrangement that is traditionally used by mutual funds (and certain exchange-traded funds), whereby the New Fund will pay a fee to its investment adviser: (i) for investment advisory services; and (ii) to compensate the investment adviser for its obligation to pay each New Fund’s sub-advisory fee. The Board noted that, unlike in a unitary fee arrangement, each New Fund’s investment adviser will not be obligated to pay the New Funds’ operating expenses such as the administrative, custody, fund accounting, and transfer agency fees. Under the fee structure for the New Funds, these operating expenses will be paid directly by each New Fund, subject to a fee waiver/expense reimbursement agreement.

The Board also considered that the New Funds’ investment adviser has agreed to enter into a fee waiver/expense reimbursement agreement with each New Fund designed to prevent each New Fund’s expense ratio from exceeding a specified expense limit (the “Expense Limit”). The Board noted that the Expense Limit is a contractual agreement between Sprott and the New Funds that will be in place for an initial period of two years, that it will renew automatically for one-year terms thereafter unless terminated before the start of a new term by Sprott, and that it cannot be terminated during any then-current term except with the approval of the Board of SET. The Board noted that the Expense Limit may continue indefinitely, but that Sprott is not required to continue the Expense Limit beyond the initial two-year term. The Board considered that under a unitary fee structure, the investment adviser’s obligation to pay a fund’s operating expenses is included in the advisory agreement, which cannot be materially changed without both board and shareholder approval. The Board noted that a unitary fee arrangement generally provides more long-term certainty to investors about a fund’s net operating expense ratio than a contractual fee waiver/expense reimbursement agreement, which may or may not be renewed from year to year, after the initial two-year term, at the sole discretion of the adviser.

The Board, however, noted that a fee waiver/expense reimbursement arrangement may provide the economic equivalent of a unitary fee arrangement and, in some cases, as in the case of the Expense Limit proposed for the New Funds, can be structured to actually lower the expense ratio borne by shareholders, as shown in the tables below in the Comparison of Shareholder Fees section of the Combined Proxy/Prospectus:

x

Upon review of the anticipated fees and expenses of each New Fund, the Expense Limit and representations from Sprott regarding the minimum initial term of the Expense Limit, the Board concluded that each New Fund will have a lower net expense ratio than its corresponding Existing Fund for a period of at least two years following the Reorganization.

Management of the New Funds. The Board considered that certain portfolio manager employees of ALPS, the current investment adviser to each Existing Fund, will continue to manage the corresponding New Fund on a day-to-day basis on behalf of ALPS in its investment sub-advisory capacity. The Board noted that ALPS has managed the oldest Existing Fund’s portfolio on a day-to-day basis since the Fund’s inception in 2014. Consequently, the Board was familiar with ALPS’ investment processes, procedures and personnel with respect to the Funds. The Board took into account that ALPS and its affiliates are experienced providers of investment advisory services with a significant amount of assets with respect to which supervisory and management services are provided through closed-end funds, mutual funds and exchange-traded funds. The Board also considered Sprott’s expertise and experience as a registered investment adviser, also with a significant amount of assets under management, including closed-end funds and other SEC-registered investment vehicles. The Board also considered the evolution of Sprott’s capabilities to serve as an investment adviser to the New Funds and that ALPS would continue to provide administrative and accounting services to the New Funds.

Expenses Relating to Reorganization. The Board considered that the shareholders of each Existing Fund will not incur any expenses in connection with the Reorganization. The Board considered that Sprott or its affiliates will bear all expenses relating to the Reorganization, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing the registration statement that includes this Proxy Statement, and the cost of copying, printing and mailing proxy materials. The Board noted that the New Funds will incur certain transaction expenses relating to the change of indexes.

Tax Consequences. The Board considered that each Reorganization is expected to be free from adverse federal income tax consequences to the Funds and that shareholders of the Existing Funds are not expected to recognize any gain or loss upon receipt of shares of the New Funds in connection with the Reorganization, except with respect to any cash received in lieu of fractional shares.

Based on the foregoing considerations, the Board of Trustees of AET determined that each Reorganization is in the best interests of the applicable Existing Fund’s shareholders and that the interests of shareholders of the Existing Fund will not be diluted as a result of the Reorganization. The Board’s determination was made on the basis of the business judgment of the Trustees after consideration of all of the factors taken as a whole. On the basis of the information provided to the Board and its evaluation of that information, the Board recommends that the shareholders of each Existing Fund vote “For” this proposal to approve the applicable Reorganization.

Q.	Will I incur any transaction costs as a result of the Reorganizations?

A.

No. Shareholders will not directly incur any transaction costs as a result of the Reorganizations. However, in connection with the Reorganizations and the change of indexes, each New Fund’s portfolio of investment will be reconstituted to track its new underlying index. Such reconstitution and rebalancing, which will occur in the New Funds, will result in transaction costs, which will be indirectly borne by shareholders.

Q.	What is the timetable for the Reorganizations?

A.	If approved by shareholders of record at the Special Meeting, each Reorganization is expected to occur on or about May 28, 2019.

Q.	Who will pay for the Reorganizations?

A.	The expenses of the proxy solicitation and shareholder meeting, including legal expenses, printing, packaging and postage, will be paid by Sprott.

Q.	Will the Reorganization create a taxable event for me?
A.

No, except with respect to any cash received in lieu of fractional shares. The Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes and will not take place unless AET and SET receive a legal opinion from Thompson Hine LLP to that effect. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

In general, each of the Existing Funds will not recognize any capital gain or loss as a direct result of the Reorganizations, and Shareholders of each of the Existing Funds will not recognize any gain or loss upon receipt of shares of the applicable New Fund in connection with the Reorganizations (except with respect to cash received in lieu of fractional shares). You may receive a regular distribution towards the end of the 2018 calendar year. However, in order to effect the Reorganizations, prior to the closing date you may receive an additional distribution of ordinary income or capital gains that your Existing Fund has accumulated as of the date of the distribution. As always, if you choose to sell your shares (whether before or after the Reorganizations), you may realize a taxable gain or loss depending on the performance of such shares since you acquired them; therefore, consider consulting a tax adviser before any sale.

Q.	Will my cost basis change as a result of the Reorganizations?

A.

No, your total cost basis is not expected to change as a result of the Reorganizations. However, since the number of shares you hold after the Reorganizations may differ from the number of shares you held prior to the Reorganizations, your average cost basis per share may change.

Q.	Will the Reorganization result in new or higher fees for shareholders?

A.

The Reorganization will not result in higher total fees for shareholders because of each New Fund’s lower net expense ratio after application of the Expense Limit. Each New Fund’s total fees and expenses will actually be lower than those of the corresponding Existing Fund for at least a two-year period following the Reorganization.

Q.	Will the Reorganization affect my ability to buy and sell shares?

A.

No. You may continue to make additional purchases or sales of Existing Fund shares through your financial intermediary up to and including the day of the Reorganization, which is anticipated to be completed on or about May 28, 2019. Any purchases or sales of Existing Fund shares made after the Reorganization will be purchases or sales of the New Fund. As noted above, if the Reorganization is approved, your Existing Fund shares will automatically be converted to New Fund shares.

Q.	What happens if the Reorganization is not approved?

A.

If shareholders of the Existing Fund do not approve the Reorganization, the Reorganization will not take effect and the Board of Trustees of AET may consider possible alternative arrangements in the best interests of the Existing Fund and its shareholders. The Reorganizations are not contingent on one another, so if one Reorganization is approved and not the other, the Reorganization that has received shareholder approval will go forward as originally scheduled.

Q.	How many votes am I entitled to cast?

A.

You are entitled to one vote for each full share (or a proportionate fractional vote for each fractional share) of Existing Fund shares held in your name or on your behalf on the Record Date. Shareholders of record of the Existing Funds at the close of business on the Record Date will receive notice of and be asked to vote on the Plan that corresponds to such Existing Fund shares held.

Q.	How do I vote my shares?

A.

You can vote your shares by mail, telephone or internet by following the instructions on the enclosed proxy card. You may also vote your shares in person by attending the meeting in person on May 22, 2019 at the offices of ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado.

Q.	If I vote my proxy now as requested, can I change my vote later?

A.

Yes. You may revoke your proxy vote at any time before it is voted at the Special Meeting by (1) delivering a written revocation to the applicable Existing Fund; (2) submitting a subsequently executed proxy vote; or (3) attending the Special Meeting and voting in person. Even if you plan to attend the Special Meeting, we ask that you return the enclosed proxy card or vote by telephone or the internet. This will help us to ensure that an adequate number of shares are present at the Special Meeting for consideration of the Reorganizations.

Q.	What is the required vote to approve the Reorganizations?

A.

Approval of each Reorganization will require the affirmative vote of a ”majority of the outstanding voting securities” for each Existing Fund within the meaning of the Investment Company Act of 1940, as amended (the ”1940 Act”). This means the lesser of (1) 67% or more of the shares present at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

Q.	Who should I call with questions about this proxy?

A.	If you have any questions about the Reorganization, Plan, Proxy Statement or the proxy card, please do not hesitate to call 1.800.207.2872.

PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD.

YOUR VOTE IS VERY IMPORTANT!

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Each party must sign the proxy card. Each party should sign exactly as shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Accounts

(1)	ABC Corp.	ABC Corp.

(2)	ABC Corp.	John Doe, Treasurer

(3)	ABC Corp. c/o John Doe, Treasurer	John Doe

(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust.

(2)	f/b/o John B. Smith, Jr. UGMA Estate of John B. Smith	John B. Smith John B. Smith, Jr., Executor

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on May 22, 2019 or any adjournment or postponement thereof. This Notice and Combined Proxy Statement and Prospectus are available on the internet at the website included in the proxy ballot sent to shareholders. On this website, you will be able to access this Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

COMBINED PROXY STATEMENT/PROSPECTUS

April 3, 2019

FOR THE REORGANIZATION OF THE FOLLOWING FUNDS:

Sprott Gold Miners ETF (SGDM) a series of ALPS ETF Trust	Sprott Junior Gold Miners ETF (SGDJ) a series of ALPS ETF Trust

1290 Broadway, Suite 1100 Denver, Colorado 80203 1.855.215.1425	1290 Broadway, Suite 1100 Denver, Colorado 80203 1.855.215.1425

IN EXCHANGE FOR SHARES OF	IN EXCHANGE FOR SHARES OF

Sprott Gold Miners ETF a series of Sprott ETF Trust	Sprott Junior Gold Miners ETF a series of Sprott ETF Trust

c/o Sprott Asset Management LP Royal Bank Plaza 200 Bay Street Toronto, Ontario, Canada M5J 21J1 1.855.215.1425	c/o Sprott Asset Management LP Royal Bank Plaza 200 Bay Street Toronto, Ontario, Canada M5J 21J1 1.855.215.1425

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being furnished to shareholders of the existing Sprott Gold Miners ETF (“Existing SGDM Fund” and an “Existing Fund”) and Sprott Junior Gold Miners ETF (“Existing SGDJ Fund” and an ”Existing Fund” and, together with Existing SGDM Fund, collectively, the ”Existing Funds”), each a series of ALPS ETF Trust (“AET”), in connection with an Agreement and Plan of Reorganization (the “Plan”) by and between AET, on behalf of each Existing Fund, and Sprott ETF Trust (“SET”), on behalf of each of Sprott Gold Miners ETF (“New SGDM Fund” and a “New Fund”) and Sprott Junior Gold Miners ETF (“New SGDJ Fund” and a ”New Fund” and, together with New SGDM Fund, collectively the ”New Funds”), each a series of SET, for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Existing Funds, at the at the offices of ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado on May 22, 2019, at 9:00 a.m. Mountain Time. A copy of the Plan is attached as Exhibit A.

At the Special Meeting, shareholders of each Existing Fund will be asked to consider and vote upon the following Proposals:

1.

For shareholders of Existing SGDM Fund to approve the Plan with respect to Existing SGDM Fund, which provides for: (i) the transfer of all of the assets and liabilities of the Existing SGDM Fund to New SGDM Fund in exchange for shares of New SGDM Fund; and (ii) the distribution of shares of New SGDM Fund so received to shareholders of Existing SGDM Fund.

2.

For shareholders of Existing SGDJ Fund to approve the Plan with respect to Existing SGDJ Fund, which provides for: (i) the transfer of all of the assets and liabilities of the Existing SGDJ Fund to New SGDJ Fund in exchange for shares of New SGDJ Fund; and (ii) the distribution of shares of New SGDJ Fund so received to shareholders of Existing SGDJ Fund.

3.	For shareholders of each Existing Fund to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The Plan provides that each Existing Fund will transfer all of its assets and liabilities to the corresponding New Fund. In exchange for the transfer of these assets and liabilities, each New Fund will issue shares to the corresponding Existing Fund in an amount equal in value to the net asset value of the Existing Fund’s shares as of the valuation time as described below (the “Reorganization”). These transfers are expected to occur on or about May 28, 2019 (the “Closing Date”).

Immediately after the transfer of each Existing Fund’s assets and liabilities, the Existing Fund will make a liquidating distribution to its shareholders of the corresponding New Fund shares received, so that a holder of shares in the Existing Fund at the Closing Date of the applicable Reorganization will receive the same number of full shares of the corresponding New Fund with the same aggregate net asset value as the shareholder had in the Existing Fund immediately before the Reorganization, plus cash in lieu of any fractional shares. At the Closing Date of each Reorganization, shareholders of each Existing Fund will become shareholders of the corresponding New Fund. If shareholders of an Existing Fund do not vote to approve the applicable Reorganization, the Trustees of AET will consider other possible courses of action in the best interests of the Existing Fund and its shareholders.

Each of AET and SET is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of AET and SET is a Delaware statutory trust. ALPS Advisors, Inc. (“ALPS”) is the investment adviser to the Existing Funds. Sprott Asset Management LP (“Sprott”) is each New Fund’s investment adviser. ALPS is each New Fund’s investment sub-adviser. ALPS Fund Services, Inc., serves as fund accounting agent and administrator to each Existing Fund and each New Fund. State Street Bank and Trust Company is the transfer agent for each Existing Fund and each New Fund. ALPS Distributors, Inc. is the distributor of each Existing Fund and each New Fund.

As explained in greater detail below, the approval of the proposals will, in effect, approve actions taken by the Board of Trustees of SET, on behalf of each New Fund, to approve an investment advisory agreement with Sprott and an investment sub-advisory agreement with ALPS. The initial sole shareholder of each New Fund will provide initial shareholder approval of these agreements.

This Proxy Statement contains information you should know before voting on the proposed Reorganizations. Please read this Proxy Statement and keep it for future reference. If you need additional copies of this Proxy Statement, please contact the Existing Fund at 1.800.207.2872. Additional copies of this Proxy Statement will be delivered to you promptly upon request. For a free copy of each Existing Fund’s annual report for the fiscal year ended November 30, 2018 and the semi-annual report for the period ended May 31, 2018, please contact the applicable Existing Fund at 1.855.215.1425. Each Existing Fund’s shares trade on the NYSE Arca, Inc. exchange. This proxy statement/prospectus, the annual and semi-annual reports described above and other information about the Existing Funds may be inspected at the exchange.

This Proxy Statement sets forth concisely the information that a shareholder of an Existing Fund should know before voting on the applicable Reorganization and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the U.S. Securities and Exchange Commission (the “SEC”), are incorporated in whole or in part by reference. (That means that those documents are considered legally to be part of this Proxy Statement). A

Prospectus (as supplemented from time to time) and Statement of Additional Information for the Existing Funds, dated March 31, 2018 (as supplemented), indirectly relating to this Proxy Statement and including certain financial information about each Existing Fund, have been filed with the SEC and are incorporated in their entirety into this Proxy Statement. A copy of the Prospectus and Statement of Additional Information is available upon request and without charge by calling the Existing Funds toll-free at 1.800.207.2872. For a detailed discussion of the investment objectives, policies, risks and restrictions of each Existing Fund, see the applicable Prospectus for the Fund dated March 31, 2018 (as supplemented).

Each Existing Fund’s Prospectus dated March 31, 2018 (as supplemented) and Annual Report to Shareholders for the fiscal year ended November 30, 2018, containing audited financial statements, and the Semi-Annual Report to Shareholders for the fiscal period ended May 31, 2018, containing unaudited financial statements, have been previously mailed to shareholders and are incorporated herein by reference. Copies of these documents and each Existing Fund’s Statement of Additional Information March 31, 2018 (as supplemented), are available upon request and without charge by writing to AET, through the Internet at http:// www.alpsfunds.com or by calling 1.800.207.2872.

This Proxy Statement will be mailed on or about April 15, 2019 to shareholders of record of the Existing Fund as of March 11, 2019 (the “Record Date”).

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by any Existing Fund or New Fund. This Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

SYNOPSIS

This Synopsis is designed to allow you to compare the current fees, investment objective, policies and restrictions, and other features of each Existing Fund with those of the corresponding New Fund. This Synopsis is a summary of certain information contained elsewhere in this Proxy Statement or incorporated by reference into this Proxy Statement. Shareholders should read this entire Proxy Statement carefully. For more complete information, please read the Prospectus for the Existing Funds. The prospectus for the New Funds is not yet effective. References herein to “Fund” or “Funds” include both the Existing Funds and the New Funds, unless the context otherwise requires.

The Reorganization

Background. Pursuant to the Plan, each Existing Fund will transfer all of its assets and liabilities to the corresponding New Fund in exchange solely for shares of the corresponding New Fund.

Each Existing Fund will then distribute the corresponding New Fund shares that it receives to its shareholders in complete liquidation. The result of each Reorganization is that shareholders of each Existing Fund will become shareholders of the corresponding New Fund. No charges will be imposed in connection with the Reorganizations. If shareholders of an Existing Fund do not vote to approve the applicable Reorganization, the Board of Trustees of AET may consider possible alternative arrangements in the best interests of the Existing Fund and its shareholders.

The Board of Trustees of AET, including the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act, has concluded that each Reorganization would be in the best interests of each Existing Fund and its shareholders, and that the interests of existing shareholders in the Existing Fund will not be diluted as a result of the transactions contemplated by the applicable Reorganization. The Board of Trustees of AET recommends that you vote FOR the approval of the applicable Reorganization.

Tax Consequences. Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization. If a Reorganization so qualifies, shareholders of an Existing Fund will not recognize a gain or loss in the respective transactions, except with respect to cash received in lieu of fractional shares. Shareholders should consult their own tax advisers concerning the potential tax consequences of the applicable Reorganization to them, including foreign, state and local tax consequences. As explained below, the New Funds’ adviser or sub-adviser is expected to sell certain portfolio securities of each New Fund and buy new securities after the Reorganizations so that each New Fund will be in the position to track its new underlying index.

Special Considerations and Risk Factors. The investment objective and principal investment strategies of each Existing Fund and the corresponding New Fund are substantially similar, but there are different underlying indices, which have different methodologies. The investment policies, however, are substantially similar but differ in several minor aspects. For a comparison of each Fund’s investment objectives, underlying indexes and principal investment strategies, see “Investment Objective” below. For a more complete discussion of the risks associated with the respective Funds, see “Principal Risks” below.

1

The Funds

Business of the Funds. SET is an open-end management investment company organized as a Delaware statutory trust on January 3, 2018. SET offers shares in different series of investment portfolios. The New Funds are series of SET. AET is an open-end management investment company organized as a Delaware statutory trust on September 13, 2007, that offers shares in different series of investment portfolios. The Existing Funds are series of AET. If each Reorganization is approved, shareholders of each Existing Fund will receive shares of the corresponding New Fund.

Fees and Expenses

If the applicable Reorganization is approved by shareholders, you, as a shareholder of an Existing Fund, will pay the fees and expenses assessed by the corresponding New Fund. The following tables compare the current fees and expenses of each Existing Fund with those of the New Fund. Each Existing Fund’s expenses are based upon the most recent audited financial statements as of November 30, 2018. The New Fund’s expenses are based upon estimated expenses for its first fiscal year.

Comparison of Shareholder Fees

Sprott Gold Miners ETF (a series of AET) and Sprott Gold Miners ETF (a series of SET)

Comparison of Annual Operating Expenses

(as a percentage of average net assets)

	Management Fees	Distribution and Service (12b-1) Fees*		Other Expenses	Total Fund Operating Expenses	Fee Waiver/ Expense Reimbursement(2)	Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursements
Existing Fund - Sprott Gold Miners ETF	0.57%	0.00%		0.00%	0.57%	N/A	N/A
New Fund - Sprott Gold Miners ETF	0.35%	0.00	%(1)	0.28%	0.63%	0.13%	0.50%

(1)	“Other expenses” are based on estimated amounts for the current fiscal year and are calculated as a percentage of the Fund’s net assets.
(2)

Sprott Asset Management LP, the investment adviser to the Fund, has contractually agreed to waive the management fee, and/or reimburse expenses so that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (not including distribution (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.50% (the “Expense Limit”) of the shares average daily net assets through June 30, 2021. The Adviser is permitted to recover expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual Expense Limit. The Fund’s fee waiver/expense reimbursement arrangements with the Adviser permit the Adviser to recapture only if any such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the Expense Limit in effect at the time of the waiver and (ii) the Expense Limit in effect at the time of the recapture. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expenses was deferred. This expense agreement may only be terminated during its then current term by the Board of Trustees of Sprott ETF Trust.

2

Sprott Junior Gold Miners ETF (a series of AET) and Sprott Junior Gold Miners ETF (a series of SET)

Comparison of Annual Operating Expenses

(as a percentage of average net assets)

	Management Fees	Distribution and Service (12b-1) Fees*	Other Expenses		Total Fund Operating Expenses	Fee Waiver/ Expense Reimbursement(2)	Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursements
Existing Fund - Sprott Junior Gold Miners ETF	0.57%	0.00%	0.00%		0.57%	N/A	N/A
New Fund - Sprott Junior Gold Miners ETF	0.35%	0.00%	0.46	%(1)	0.50%	0.31%	0.50%

(1)	“Other expenses” are based on estimated amounts for the current fiscal year and are calculated as a percentage of the Fund’s net assets.
(2)

Sprott Asset Management LP, the investment adviser to the Fund, has contractually agreed to waive the management fee, and/or reimburse expenses so that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (not including distribution (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.50% of the shares average daily net assets through June 30, 2021. The Adviser be permitted to recover expenses it has borne through the agreement described above to the extent that the Funds expenses in later periods fall below the annual rates set forth in the expense agreement. The Fund’s fee waiver/expense reimbursement arrangements with the Adviser permit the Adviser to recapture only if any such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expenses was deferred. This expense agreement may only be terminated during the period by the Board of Trustees of Sprott ETF Trust.

Examples

These Examples are intended to help you compare the cost of investing in the New Fund with the cost of investing in the Existing Fund, assuming the Reorganization is approved. The Examples assume that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year, and that each Fund’s operating expenses remain the same. The Examples do not include the brokerage commissions that you may pay on your purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses:

Sprott Gold Miners ETF (a series of AET) and Sprott Gold Miners ETF (a series of SET)

Fund	1 Year	3 Years	5 Years	10 Years
Existing Fund — Sprott Gold Miners ETF	$58	$183	$318	$713

	1 Year	3 Years	5 Years	10 Years
New Fund — Sprott Gold Miners ETF	$51	$189	$338	$773

Sprott Junior Gold Miners ETF (a series of AET) and Sprott Junior Gold Miners ETF (a series of SET)

Fund	1 Year	3 Years	5 Years	10 Years
Existing Fund—Sprott Junior Gold Miners ETF	$58	$183	$318	$713

	1 Year	3 Years	5 Years	10 Years
New Fund—Sprott Junior Gold Miners ETF	$51	$228	$419	$972

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The Examples above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance. For the fiscal year ended November 30, 2018, the portfolio turnover rate for Existing SGDM Fund and Existing SGDJ Fund was 82% and 37%, respectively, of the average value of their respective portfolios. Because the New Funds have not commenced operations, no portfolio turnover data is available.

Investment Objectives, Strategies, and Risks

This section will help you compare the investment objectives, principal investment strategies and principal investment risks of each Existing Fund with those of the corresponding New Fund which are substantially similar except with the respect to the fact that each New Fund will have a new underlying index, which has a different methodology than the corresponding Existing Fund’s underlying index. Please be aware that this is only a brief discussion. More complete information may be found in each Fund’s prospectus.

Sprott Gold Miners ETF (a series of AET) and Sprott Gold Miners ETF (a series of SET)

Investment Objective: Both the Existing Fund and the New Fund seek investment results that correspond (before fees and expenses) generally to the performance of their respective Underlying Index (defined below). The Existing Fund’s Underlying Index is the Sprott Zacks Gold Miners Index (ticker symbol ZAXSGDM) (as used with respect to the Existing Fund, the ”Underlying Index”). The New Fund’s Underlying Index is Solactive Gold Miners Custom Factors Index (as used with respect to the New Fund, the ”Underlying Index”). Each of the Existing Fund and the New Fund may change its investment objective and Underlying Index without shareholder approval.

Principal Investment Strategies: Both the Existing Fund and the New Fund are index funds that employ a “passive management” investment strategy in seeking to achieve their respective objective of providing investment results that generally correspond to the performance of its Underlying Index.

Each Fund’s Underlying Index was created with the involvement of a company not affiliated with the Fund’s investment adviser or distributor. The Existing Fund’s Underlying Index is compiled by Zacks Index Services (as used with respect to the Existing Fund’s Underlying Index, the ”Index Provider”). The New Fund’s Underlying Index is compiled by Solactive (as used with respect to the New Fund’s Underlying Index, the ”Index Provider”), a company that is not affiliated with Sprott.

The Underlying Index of each Fund is reconstituted and rebalanced quarterly after the close of the third Friday of February, May, August and November. Under normal circumstances, at least 80% of the New Fund’s assets (net assets plus borrowings for investment purposes) will consist of securities issued by gold mining companies, and at least 80% of the Underlying Index will consist of such companies.

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Each Fund will normally invest at least 90% of its net assets in securities that comprise the Underlying Index.

The following table shows the similarities and differences between the Existing Fund’s Underlying Index and New Fund’s Underlying Index:

Sprott Zacks Gold Miners Index (“Existing Index”)	Solactive Gold Miners Custom Factors Index (“New Index”)

The Existing Index aims to track the performance of gold and silver mining companies whose stocks are traded on major U.S. exchanges. In addition to common stock or American Depository Receipts (“ADRs”) of gold mining companies, the Existing Index may include common stock or ADRs of silver mining companies. The Existing Index is compiled by Zacks Index Services.

In order to be included in the Existing Index, gold or silver mining companies must be traded on one or more major U.S. exchanges, have a minimum per share price of $2 and have a minimum market capitalization of at least $1 billion (or if a market capitalization of $400 million to $1 billion, have a minimum average daily price volume of $800,000). If these rules result in fewer than 25 eligible constituents, the remaining gold or silver mining companies will be ranked according to market capitalization and average daily price volume, and the highest ranking companies – i.e., those with the larger and more liquid common stock – will become eligible constituents for the Existing Index. At least 80% of the Existing Index (by weight) must consist of gold mining companies while no more than 20% may consist of silver mining companies.

The Existing Index employs a modified market capitalization weighted methodology such that each constituent comprises no more than 18% of the weight of the Existing Index as of each rebalance, provided that, as of each rebalance, no more than 45% of the weight of the Existing Index may consist of constituents comprising greater than 5% of the weight of the Existing Index.

In order to be included in the New Index, companies must be an index component of the Solactive Equal Weights Global Gold Index. The Solactive Equal Weight Global Gold Index includes all companies classified under any of the following FactSet Revere Business Industry Classification System (“RBICS”) industries: Americas Gold Mining, Asia/Pacific Gold Mining and Other Gold Mining that are listed on the Toronto Stock Exchange, the New York Stock Exchange and NASDAQ in the form on common stocks or American Depository Receipts (“ADRs”). On selection days, existing index members of the Solactive Equal Weight Global Gold Index must have a free float market capitalization of USD $375 million. New index members need to have a free float market capitalization of USD $750 million. Furthermore, new index members must have a minimum Average Daily Traded Value of at least USD $2 million, while existing index members must have a minimum Average Traded Value of at least USD $1 million over the past 1-month and 6-month periods. The New Index employs a modified market capitalization weighted methodology such that each constituent comprises no more than 18% of the weight of the New Index as of each rebalance, provided that, as of each rebalance, no more than 50% of the weight of the New Index may consist of constituents comprising greater than 4.5% of the weight of the New Index.

Principal Investment Risks:

Investment Risk. An investment in each of the New Fund and the Existing Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

5

Market Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, inflation (or expectations for inflation), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities.

Gold and Silver Mining Industry Risk. The New Fund and Existing Fund are each sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Fund’s returns. The gold and precious metals industry can be significantly affected by competitive pressures, central bank operations, events relating to international political developments, the success of exploration projects, commodity prices, adverse environmental developments and tax and government regulations.

Relationship to Gold and Silver Risk. The Underlying Index measures the performance of equity securities of companies engaged in gold and silver mining and related services in the precious metals sector. The Underlying Index does not measure the performance of direct investment in gold and silver and, therefore, may not move in the same direction and to the same extent as the spot prices of gold and silver.

Depositary Receipt Risk. The New Fund and the Existing Fund may each invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Underlying Index, may negatively affect the Fund’s ability to replicate the performance of the Underlying Index.

Foreign Investment Risk. Each of the New Fund’s and the Existing Fund’s investments in non-U.S. issuers, although limited to ADRs, may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Countries with emerging markets may present heightened risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events.

Investments in Canadian issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China. The Canadian economy is sensitive to fluctuations in certain commodity markets.

Concentration Risk. Each of the New Fund and the Existing Fund seek to track their respective Underlying Index, which itself is currently concentrated in the gold industry. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in either the New Fund or the Existing Fund respectively.

6

Small- and Mid-Capitalization Company Risk. Smaller and mid-size companies often have a more limited track record, narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the New Fund’s and the Existing Fund’s portfolio, respectively.

Non-Correlation Risk. The New Fund’s and the Existing Fund’s respective return may not match the return of their respective Underlying Index for a number of reasons, including operating expenses incurred by the respective Fund not applicable to the respective Underlying Index, costs in buying and selling securities, asset valuation differences and differences between each Fund’s portfolio and the respective Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Liquidity Risk. It may be more difficult for both the New Fund and the Existing Fund to buy and sell significant amounts of some securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when Sprott or ALPS believes it is desirable to do so.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Non-Diversified Fund Risk. Both the New Fund and the Existing Fund are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of each of the New Fund’s and the Existing Fund’s shares will generally fluctuate with changes in the market value of each Fund’s respective holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for shares on NYSE Arca, Inc. (the ”NYSE Arca”). Neither Sprott nor ALPS can predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Underlying Index trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s Shares. The Fund’s market price may deviate from the value of its underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Fund shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s Shares.

Geographic Concentration Risk. To the extent the respective Underlying Index and the New Fund and the Existing Fund are significantly comprised of securities of issuers from a single country, the respective Fund would be more likely to be impacted by events or conditions affecting that country.

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Index Management Risk. Unlike many investment companies, both the New Fund and the Existing Fund are not ”actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from each Fund’s respective Underlying Index.

Portfolio Turnover Risk. The strategy used by both the New Fund and the Existing Fund may result in high portfolio turnover. A higher portfolio turnover will result in higher transactional costs and may result in higher taxes when the shares of either Fund are held in a taxable account.

Sprott Junior Gold Miners ETF (a series of AET) and Sprott Junior Gold Miners ETF (a series of SET)

Investment Objective: Both the Existing Fund and the New Fund seek investment results that correspond (before fees and expenses) generally to the performance of their respective Underlying Index (defined below). The Existing Fund’s Underlying Index is the Sprott Zacks Junior Gold Miners Index (ticker symbol ZAXSGDJ) (as used with respect to the Existing Fund, the ”Underlying Index”). The New Fund’s Underlying Index is Solactive Junior Gold Miners Custom Factors Index (as used with respect to the New Fund, the ”Underlying Index”). Each of the Existing Fund and the New Fund may change its investment objective and Underlying Index without shareholder approval.

Principal Investment Strategies: Each Fund is an index fund that employs a “passive management” investment strategy in seeking to achieve its objective of providing investment results that generally correspond to the performance of its Underlying Index.

Each Fund’s Underlying Index was created with the involvement of a company not affiliated with the Fund’s investment adviser or distributor. The Existing Fund’s Underlying Index is compiled by Zacks Index Services (as used with respect to the Existing Fund’s Underlying Index, the ”Index Provider”). The New Fund’s Underlying Index is compiled by Solactive (as used with respect to the New Fund’s Underlying Index, the ”Index Provider”), a company that is not affiliated with Sprott.

The Underlying Index of each Fund is reconstituted and rebalanced semi-annually after the close of the third Friday of May and November.

Each Fund will normally invest at least 90% of its net assets in securities that comprise the Underlying Index. Under normal circumstances, at least 80% of the New Fund’s assets (net assets plus borrowings for investment purposes) will consist of securities issued by junior gold mining companies, and at least 80% of the Underlying Index will consist of such companies.

The following table shows the similarities and differences between the Existing Fund’s Underlying Index and New Fund’s Underlying Index:

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Sprott Zacks Junior Gold Miners Index (“Existing Index”)	Solactive Junior Gold Miners Custom Factors Index (“New Index”)

The Existing Index aims to track the performance of ”junior” gold and junior silver mining companies whose stocks are traded on major U.S. or Canadian exchanges. Junior companies include early stage mining companies that are in the exploration stage only or that hold properties that might not ultimately produce gold or silver. In addition to common stock or American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”) of junior gold mining companies, the Existing Index may include common stock or ADRs of junior silver mining companies. The Existing Index is compiled by Zacks Index Services.

In order to be included in the Existing Index, the equity securities of junior gold or junior silver mining companies must be traded on one or more major U.S. or Canadian exchanges, have a minimum market capitalization of at least $250 million and a maximum market capitalization of $2 billion, and have a 3-month minimum average daily price volume of $500,000. A company is classified as either a gold or silver mining company if it earns over 50% of its revenue from the mining of the applicable metal. If these rules result in fewer than 30 eligible constituents, the $250 million minimum market capitalization will be lowered in increments of $50 million and the $500,000 3-month minimum average daily price volume will be relaxed until the Existing Index has at least 30 companies that satisfy the selection criteria. If a constituent is listed on more than one stock exchange, the more liquid constituent will be selected. At least 80% of the Existing Index (by weight) must consist of junior gold mining companies while no more than 20% may consist of junior silver mining companies.

The Existing Index employs a modified market capitalization weighted methodology such that each constituent comprises no more than 9% of the weight of the Existing Index as of each rebalance, provided that, as of each rebalance, no more than 45% of the weight of the Existing Index may consist of constituents comprising greater than 5% of the weight of the Existing Index.

The New Index aims to track the performance of ”junior” gold companies whose common stock, American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”) are traded on a regulated stock exchange in the form of shares tradeable for foreign investors without any restrictions. Junior gold companies include early stage mining companies that are in the exploration stage only or that hold properties that might not ultimately produce gold.

In order to be included in the New Index, companies must be an index component of the Solactive Global Gold Explorers & Developers Total Return Index. The Solactive Global Gold Explorers & Developers Total Return Index includes companies defined/identified as a gold explorer or gold producer. Companies are identified in large part by examining how many ounces of gold they produce each quarter. Companies mainly active in the streaming and royalty business are excluded from that definition. On selection days existing index members of the Solactive Global Gold Explorers & Developers Total Return Index must have a free float market capitalization of USD $100 million. New index members need to have a free float market capitalization of USD $200 million. Furthermore, new index members must have a minimum Average Daily Traded Value of at least USD $500,000, while existing index members must have a minimum Average Daily Traded Value of at least USD $350,000, over the past 3-months. In the New Index, companies that have a free float market capitalization of greater than USD $2 billion are excluded.

The New Index employs a modified market capitalization weighted methodology such that each constituent comprises no more than 9% of the weight of the New Index as of each rebalance, provided that, as of each rebalance, no more than 50% of the weight of the New Index may consist of constituents comprising greater than 4.5% of the weight of the New Index.

Principal Investment Risks: As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in each Fund are set forth below. An investment in either the New Fund and Existing Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Investment Risk. An investment in both the New Fund and the Existing Fund are subject to investment risk including the possible loss of the entire principal amount that you invest.

Market Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, inflation (or expectations for inflation), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities.

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Gold and Silver Mining Industry Risk. Each of the New Fund and the Existing Fund are sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect each Fund’s returns. The gold and precious metals industry can be significantly affected by competitive pressures, central bank operations, events relating to international political developments, the success of exploration projects, commodity prices, adverse environmental developments and tax and government regulations.

Relationship to Gold and Silver Risk. Each Fund’s respective Underlying Index measures the performance of equity securities of companies engaged in gold and silver mining and related services in the precious metals sector. Each Fund’s Underlying Index does not measure the performance of direct investment in gold and silver and, therefore, may not move in the same direction and to the same extent as the spot prices of gold and silver.

Small- and Mid-Capitalization Company Risk. Smaller and mid-size companies often have narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of each Fund’s respective portfolio.

Micro-Capitalization Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Depositary Receipt Risk. Both the New Fund and the Existing Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the respective Underlying Index, may negatively affect either Fund’s ability to replicate the performance of the respective Underlying Index.

Foreign Investment Risk. Both the New Fund’s and the Existing Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Countries with emerging markets may present heightened risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events.

Investments in Australian issuers may subject the New Fund to regulatory, political, currency, security, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the energy, agricultural and mining sectors. This makes the Australian economy susceptible to fluctuations in the commodity markets. Australia is also dependent on trading with key trading partners.

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Investments in Canadian issuers may subject both the New Fund and the Existing Fund to regulatory, political, currency, security, and economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China. The Canadian economy is sensitive to fluctuations in certain commodity markets.

Concentration Risk. Both the New Fund and the Existing Fund seeks to track a respective Underlying Index, which itself is currently concentrated in the gold mining industry. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in each Fund.

Non-Correlation Risk. The New Fund’s and the Existing Fund’s respective return may not match the return of their respective Underlying Index for a number of reasons, including operating expenses incurred by the respective Fund not applicable to the respective Underlying Index, costs in buying and selling securities, asset valuation differences and differences between each Fund’s portfolio and the respective Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Liquidity Risk. It may be more difficult for both the New Fund and the Existing Fund to buy and sell significant amounts of some securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when Sprott or ALPS believes it is desirable to do so.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Non-Diversified Fund Risk. Both the New Fund and the Existing Fund are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of each of the New Fund’s and the Existing Fund’s shares will generally fluctuate with changes in the market value of each Fund’s respective holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for shares on NYSE Arca, Inc. (the ”NYSE Arca”). Neither Sprott nor ALPS can predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Underlying Index trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s Shares. The Fund’s market price may deviate from the value of its underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Fund shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s Shares.

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Geographic Concentration Risk. To the extent the respective Underlying Index and the New Fund and the Existing Fund are significantly comprised of securities of issuers from a single country, the respective Fund would be more likely to be impacted by events or conditions affecting that country.

Index Management Risk. Unlike many investment companies, both the New Fund and the Existing Fund are not ”actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from each Fund’s respective Underlying Index.

The Funds’ Performance

If the Reorganizations are approved by shareholders, each New Fund will assume the performance history of the corresponding Existing Fund.

Sprott Gold Miners ETF (a series of AET) and Sprott Gold Miners ETF (a series of SET)

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. In connection with the Reorganizations, the corresponding New Fund will be a continuation of the corresponding Existing Fund. Accordingly, the performance information set forth below reflects the historical performance of the Existing Fund shares. Updated performance information is available online at http://www.alpsfunds.com/ or by calling 1-855-215-1425.

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Best Quarter:	46.23%	3/31/2016
Worst Quarter:	-22.03%	12/31/2016

The performance information shown above is based on a calendar year.

Average Annual Total Returns

(for the periods ended December 31, 2018)

Sprott Gold Miners ETF	1 Year	Since Inception (July 15, 2014)
Return Before Taxes	-15.01%	-7.06%
Return After Taxes on Distributions	-15.08%	-7.18%
Return After Taxes on Distributions and Sale of Fund Shares	-8.78%	-5.20%
Sprott Zacks Gold Miners Index* (reflects no deduction for fees, expenses or taxes)	-14.36%	-6.38%
S&P 500 Index* (reflects no deduction for fees, expenses or taxes)	-4.38%	7.66%

Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown. Please note that after the Reorganization, the Fund will seek to track the Solactive Gold Miners Custom Factors Index, which will replace the Sprott Zacks Gold Miners Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund Shares at the end of the measurement period.

Sprott Junior Gold Miners ETF (a series of AET) and Sprott Junior Gold Miners ETF (a series of SET)

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. In connection with the Reorganization, the New Fund will be a continuation of the Existing Fund. Accordingly, the performance information set forth below reflects the historical performance of the Existing Fund shares. Updated performance information is available online at http://www.alpsfunds.com/ or by calling 1-855-215-1425.

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Best Quarter:	48.94%	3/31/2016
Worst Quarter:	-21.59%	12/31/2016

The performance information shown above is based on a calendar year.

Average Annual Total Returns

(for the periods ended December 31, 2018)

Sprott Junior Gold Miners ETF	1 Year	Since Inception (March 31, 2015)
Return Before Taxes	-25.66%	1.48%
Return After Taxes on Distributions	-25.66%	1.20%
Return After Taxes on Distributions and Sale of Fund Shares	-15.19%	1.04%
Sprott Zacks Junior Gold Miners Index* (reflects no deduction for fees, expenses or taxes)	-25.20%	2.33%
S&P 500 Index* (reflects no deduction for fees, expenses or taxes)	-4.38%	7.20%

*

Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown. Please note that after the Reorganization, the Fund will seek to track the Solactive Junior Gold Miners Custom Factors Index, which will replace the Sprott Zacks Junior Gold Miners Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund Shares at the end of the measurement period.

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Investment Limitations

This section will help you compare the fundamental and non-fundamental investment policies and restrictions of the Existing Fund and the New Fund.

Fundamental Investment Limitations

Listed below are the fundamental investment limitations adopted by each of the Funds. The fundamental investment limitations for the Existing Fund and the New Fund are substantially similar. These limitations cannot be changed without the consent of the holders of a majority of each Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

As a matter of fundamental policy, a Fund (except as otherwise noted below) may not:

Existing Fund	New Fund

(1) Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that a Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	(1) Purchase any security if, as a result of that purchase, more than 25% of the Fund’s net assets would be invested in securities of issuers having their principal business activities in the same industry or group of industries, except that the Fund may invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries if the index whose performance the Fund seeks to replicate concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).	(2) Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time.

(3) Act as an underwriter of another issuer’s securities, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.	(3) Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies.

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Existing Fund	New Fund

(4) Make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund’s total assets.	(4) Make loans, except that the Fund may: (i) lend portfolio securities; (ii) enter into repurchase agreements; (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) participate in an interfund lending program with other registered investment companies.

(5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).	(5) Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities.

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).	(6) Purchase or sell real estate, except that the Fund may: (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(7) Issue senior securities, except as permitted under the 1940 Act.	(7) Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time.

Non-Fundamental Investment Limitations

The following investment limitations are non-fundamental investment limitations of the Existing Funds. Except as noted below, the New Funds do not have such non-fundamental policies, although they may comply with some or all of them to the extent they relate to applicable regulatory requirements. Non-fundamental limitations may be changed at any time by each Fund’s Board of Trustees. Shareholders are notified before any material change in these limitations becomes effective.

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An Existing Fund may not:

(1) Sell securities short, unless a Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(4) Invest in illiquid securities if, as a result of such investment, more than 15% of a Fund’s net assets would be invested in illiquid securities.

(5) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, a Fund may invest in securities of issuers that engage in these activities.

Each New Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

Purchases and Sales of Fund Shares

Each of the Existing Fund and the New Fund employ substantially similar purchase and sale procedures as well as policies regarding valuation, frequent trading and dividends. These procedures, as well as other features related to investing in the Funds, are summarized below. A more complete description of each Fund’s procedures can be found in the respective Prospectus for each Fund.

Purchase and Sale of Shares

Each Fund issues and redeems Shares at NAV only in a large specified number of Shares each called a ”Creation Unit,” or multiples thereof, and only with ”authorized participants” that have entered into contractual arrangements with ALPS Distributors, Inc., the Fund’s distributor (“Distributor”). A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities in the Fund’s portfolio and/or cash.

Individual Shares of a Fund may only be purchased and sold on NYSE Arca through brokers. Shares of each Existing Fund are listed, and in the case of each New Fund will be listed, on NYSE Arca and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

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Frequent Purchases and Redemptions of Fund Shares

Each Fund imposes no restrictions on the frequency of purchases and redemptions. The Boards of Trustees of AST and SET, respectively, evaluated the risks of market timing activities by each Fund’s shareholders when they determined that no restriction or policy was necessary. Each Board considered that, unlike traditional mutual funds, a Fund issues and redeems its Shares at NAV for a basket of securities intended to mirror the Fund’s portfolio, plus a small amount of cash, and the Fund’s Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the shareholders of any Fund or (b) any attempts to market time any Fund by its shareholders would result in negative impact to such Fund or its shareholders.

Payments to Broker-Dealer and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, Sprott or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Pricing Fund Shares

The trading price of each Fund’s Shares on the NYSE Arca may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

NYSE Arca disseminates the approximate value of Shares of each Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a ”real-time” update of the NAV per Share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. No Fund is involved in, or responsible for, the calculation or dissemination of the approximate value and no Fund makes any warranty as to its accuracy.

The NAV per Share for each Fund is determined once daily as of the close of the NYSE, usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of a Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

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Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not affect sales, redemptions and exchanges of its Shares.

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by a New Fund on an ongoing basis, a ”distribution,” as such term is used in the Securities Act of 1933, as amended (the ”Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter. Broker-dealer firms should also note that dealers who are not ”underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not ”underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Book-Entry

Shares of each New Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of each New Fund and is recognized as the owner of all shares for all purposes. Investors owning shares of a New Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of each New Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange-traded securities that you hold in book-entry or ”street name” form.

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Dividend Policies

Fund shareholders are entitled to their share of a Fund’s income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as ”distributions.”

Each Fund typically earns income dividends from stocks and may earn interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as ”income dividend distributions.” Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as ”capital gain distributions.”

Income dividends, if any, are distributed to shareholders annually. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Underlying Index tracking or to comply with the distribution requirements of the Code. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in a fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Dividend Reinvestment Service

Brokers may make available to their customers who own the Existing Fund’s Shares the Depository Trust Company book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of the Existing Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. In order to achieve greater correlation with the Underlying Index, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Existing Fund’s shareholders to adhere to specific procedures and timetables.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each Fund during the prior calendar year and subsequent quarters, when available, will be available at www.alpsfunds.com/www.sprottetfs.com.

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Investment Advisory Services and Portfolio Managers

Existing Funds

Investment Adviser

ALPS Advisors, Inc. or ALPS acts as each Existing Funds’ investment adviser pursuant to advisory agreements with the Trust on behalf of each Fund (each an ”Advisory Agreement”). ALPS, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of September 30, 2018, ALPS provided supervisory and management services on approximately $19.5 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to each Advisory Agreement, ALPS manages the investment and reinvestment of each Existing Fund’s assets and administers the affairs of each Existing Fund to the extent requested by the Board of Trustees.

Portfolio Managers

Ryan Mischker, Vice President, Portfolio Management & Research and Andrew Hicks, Vice President, Index Management of ALPS Advisors are portfolio managers of the Existing Funds and are responsible for the day-to-day management of the Existing Funds.

They are also responsible for the refinement and implementation of the equity portfolio management process.

Mr. Mischker has been Portfolio Manager of the Funds since March 2015. Prior to joining ALPS Advisors, Mr. Mischker served as Compliance Manager of ALPS Fund Services, where he was primarily responsible for managing all post-trade monitoring for IRS, SEC and registration statement investment guidelines and restrictions. Mr. Mischker has over 13 years financial services experience and graduated from the University of Northern Colorado with a B.S. in Finance and B.A. in Economics.

Mr. Hicks has been a portfolio manager of the Funds since March 2016. He joined ALPS Advisors as a portfolio manager in 2015. Prior to joining ALPS Advisors, Mr. Hicks was a senior equity trader and research analyst with Virtus Investment Partners in New York City, specializing in ETF trading and international research. From 2007 to 2011, Mr. Hicks was an equity trader and research analyst at SCM Advisors in San Francisco, an affiliate of Virtus Investment Partners. With over 15 years of experience, Mr. Hicks gained international equity trading experience while at Wentworth, Hauser & Violich, and he began his career in semiconductor equity research at Citi. Mr. Hicks earned an accounting degree from Miami University (Ohio) while interning each summer on the American Stock Exchange in New York City.

New Funds

Investment Adviser and Investment Sub-Adviser

Sprott Asset Management LP or Sprott, located at 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J 2J1, serves as the investment adviser to the New Funds. As of February, 2019, Sprott and its affiliates has $12.3 billion) in assets under management. Sprott is responsible for the day-to-day management of the New Funds’ portfolio pursuant to an investment advisory agreement between the Trust and Sprott with respect to the New Funds (“Advisory Agreement”).

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ALPS Advisors, Inc. serves as the sub-adviser to the New Funds.

Portfolio Managers

Ryan Mischker, Vice President, Portfolio Management & Research and Andrew Hicks, Vice President, Index Management of ALPS Advisors are the Portfolio Managers of the New Funds and are also responsible for the refinement and implementation of the equity portfolio management process. See above for information about the portfolio managers. Please refer to the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of Shares of the New Funds.

Additional Information About the New Funds’ Investment Strategies and Risks

Investment Objective

Each of the Existing Fund and the New Fund may change its investment objective and Underlying Index without shareholder approval.

Additional Information About Investment Strategies

As a principal investment strategy, each Fund will normally invest at least 90% of its net assets in component securities that comprise its Underlying Index. As a non-principal investment strategy, the Fund may invest its remaining assets in other instruments in seeking performance that corresponds to the Underlying Index, and to manage cash flows. Such instruments may include money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Sprott and ALPS anticipate that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to the Underlying Index to be reflected in the portfolio composition of the Fund.

Each Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis, and will be maintained in an amount equal to at least 100% of the value of the portfolio securities being lent.

Each Fund operates as an index fund and is not actively managed. Each Fund employs a ”passive management” – or indexing – investment to seek investment results that correspond generally, before fees and expenses to the performance of the Underlying Index. Because a Fund uses a passive management approach to seek to achieve its investment objective, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

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Under normal conditions, each Fund generally will seek to ”replicate” the Underlying Index by investing in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, each Fund may purchase a sample of the securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking performance which corresponds to the performance of the Underlying Index. Each Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

The investment objectives and policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. The fundamental policies of the Fund are set forth in the Statement of Additional Information under ”Investment Restrictions.”

Each Fund’s investment objective and each of its other investment policies that are non-fundamental policies that may be changed by the Board of SET (“Trust”) without shareholder approval, except as noted in this Prospectus or the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions — Investment Restrictions.”

Information About the Index, the Index Provider and the Index Calculation Agent

The Underlying Index was created by Solactive AG to provide a means of generally tracking the performance of gold companies whose common stocks or American Depository Receipts (“ADRs”) are traded on the Toronto Stock Exchange, the New York Stock Exchange and NASDAQ. As of August 30, 2018, the Underlying Index consisted of 33 securities. The Underlying Index was created in September 2018.

Solactive AG is not affiliated with the Trust, the Adviser or ALPS Portfolio Solutions Distributor, Inc., the Fund’s distributor. Solactive AG has entered into a license agreement with the Adviser to use the Underlying Index (the ”Sprott License Agreement”). The use of the Underlying Index by the Adviser and the Fund is subject to the terms of the Sprott License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index. Pursuant to the Sprott License Agreement, the Adviser in turn has entered into a sublicense agreement with the Fund to use the Underlying Index (the ”Sublicense Agreement”). Pursuant to the Sublicensing Agreement, the use of the Underlying Agreement by the New Fund is subject to the terms of the Sprott License Agreement, which imposes certain limitations and conditions on the New Fund’s ability to use the Underlying Index.

Solactive AG serves as index calculation agent and performs routine daily index calculations and index maintenance (e.g., annual Index reconstitution, quarterly rebalancing, and corporate actions) for the Index.

Other Risks

The following section provides information regarding certain other risks of investing in the New Fund.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of the Fund’s prospectus) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

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Costs of Buying or Selling Shares Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker.

Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the ”bid” price) and the price at which an investor is willing to sell Shares (the ”ask” price). This difference in bid and ask prices is often referred to as the ”spread” or ”bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Cybersecurity and Disaster Recovery Risks. Information and technology systems relied upon by the Fund, the Adviser, the Fund’s other service providers (including, but not limited to, the Fund Accountant, Custodian, Transfer Agent, Administrator, Distributor and index providers), market makers, Authorized Participants, financial intermediaries and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Adviser and the Fund’s other service providers have implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Fund, the Adviser, the Sub-Adviser, the Fund’s other service providers, market makers, Authorized Participants, financial intermediaries and/or issuers of securities in which the Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, impact the Fund’s ability to calculate its net asset value or impede trading. Such a failure could also harm the reputation of the Fund, the Adviser, the Fund’s other service providers, market makers, Authorized Participants, financial intermediaries and/or issuers of securities in which the Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

Exclusion from the Definition of a Commodity Pool Operator Risk. With respect to the Fund, the Adviser has claimed an exclusion from the definition of ”commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Adviser is relying upon a related exclusion from the definition of ”commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in ”commodity interests.” Commodity interests include commodity futures, commodity options and swaps. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective(s), to limit its investments in these types of instruments. The Fund is not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Fund, its investment strategies or this Prospectus.

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Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Disclosure of Portfolio Holdings

Each New Fund’s portfolio holdings will be disclosed each day on its website at www.sprottetfs.com. A description of the New Funds’ policies and procedures with respect to the disclosure of the New Funds’ portfolio securities is available in the SAI.

Trustees and Officers

The Board of Trustees of AET is comprised of one interested trustee, Edmund J. Burke, and three independent trustees: Mary K. Anstine, Jeremy W. Deems and Rick A. Pederson. The Board of Trustees of SET is comprised of John A. Ciampaglia, Michael W. Clark, Barbara Connolly Keady, James R. Pierce, Jr., and Peyton T. Muldoon. The officers of AET and SET are disclosed in the Existing Funds’ SAIs and the New Funds’ SAIs, respectively, each of which is incorporated herein by reference and has been filed with the SEC.

Service Providers

ALPS is the investment adviser to the Existing Funds. Sprott is each New Fund’s investment adviser. ALPS is each New Fund’s investment sub-adviser. ALPS Fund Services, Inc., serves as fund accounting agent and administrator to each Existing Fund and each New Fund. State Street Bank and Trust Company is the transfer agent for each Existing Fund and each New Fund. ALPS Portfolio Solutions Distributor, Inc.is the distributor of each Existing Fund and each New Fund.

Tax Information

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information regarding U.S. federal income tax consequences of an investment in the Fund. You should consult your own tax professional about the tax consequences of an investment in a Fund, including the possible application of foreign, state and local taxes. Unless your investment in a Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

The New Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Each New Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Code. A RIC is not subject to tax at the corporate level on income and gains from investments that are timely distributed to shareholders. If a New Fund fails to qualify as a RIC, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income and gains were

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distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as dividend income. In addition, a New Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Taxes on Distributions. As noted above, each Fund distributes a monthly dividend of net investment income and any net short-term capital gains recognized in connection with the Fund’s investment activities calculated during each monthly dividend calculation period. Each Fund makes distributions of remaining net realized capital gains, if any, annually. Each Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.

In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Distributions of net investment income, including any net short-term capital gains, if any, are generally taxable as ordinary income. Whether distributions of capital gains represent long-term or short-term capital gains is determined by how long a Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long-term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are properly reported as capital gain dividends are generally taxable as long-term capital gains. Currently, long-term capital gains of non-corporate shareholders are generally taxable at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.

Each Fund may receive dividends, the distribution of which the Fund may report as qualified dividends. In the event that a Fund receives such a dividend and reports the distribution of such dividend as a qualified dividend, the dividend may be taxed at the maximum capital gains rate, provided holding period and other requirements are met at both the shareholder and the Fund level. Each Fund’s investment strategy, however, may limit its ability to distribute dividends eligible for treatment as qualified dividend income for individual shareholders and may also limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders.

In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

Foreign Taxes. Dividends and interest received by a Fund, if any, with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Backup Withholding. A Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 24%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service.

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Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long term capital gain or loss if Shares have been held for more than one year and as a short term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. A shareholder’s ability to deduct capital losses realized upon a sale of Shares may be limited. To the extent that a Fund shareholder’s Shares are redeemed for cash, this is normally treated as a sale for tax purposes.

Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if Shares (or securities surrendered) have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

Medicare Tax. Currently, an additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Non-U.S. Shareholders. If you are not a citizen or resident alien of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which exclude short-term capital gain dividends) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The Fund may, under certain circumstances, report all or a portion of a dividend as an ”interest-related dividend” or a ”short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

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Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

Index/Index Provider

Sprott Gold Miners ETF’s Underlying Index was created by Solactive AG to provide a means of generally tracking the performance of gold companies whose common stocks or American Depository Receipts (“ADRs”) are traded on the Toronto Stock Exchange, the New York Stock Exchange and NASDAQ. As of December 14, 2018, the Underlying Index consisted of 33 securities.

Sprott Junior Gold Miners ETF’s Underlying Index was created by Solactive AG to provide a means of generally tracking the performance of ”junior” gold companies whose common stock or American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”) are traded on a regulated stock exchange in the form of shares tradeable for foreign investors without any restrictions. Junior companies include early stage mining companies that are in the exploration stage only or that hold properties that might not ultimately produce gold and those companies primarily involved in the exploration of gold mining projects based on the latest available production data typically produce less than 650,000 ounces of gold per year. As of September 2018, the Underlying Index consisted of 47 securities.

Solactive AG is not affiliated with the Trust, Sprott, ALPS or ALPS Distributors, Inc., the Fund’s distributor. Solactive AG has entered into a license agreement with the Adviser to use the Underlying Index (the ”Sprott License Agreement”). The use of the Underlying Index by the Adviser and the New Fund is subject to the terms of the Sprott License Agreement, which impose certain limitations and conditions on the Funds’ ability to use the Underlying Indexes.

Solactive AG serves as index calculation agent and performs routine daily index calculations and index maintenance (e.g., annual Index reconstitution, quarterly rebalancing, and corporate actions) for the Index.

Trademark Licenses/Disclaimers

Both the Solactive Gold Miners Custom Factors Index and the Solactive Junior Gold Miners Custom Factors Index are registered trademarks of Solactive AG and have been licensed for use by Sprott. Neither New Fund is sponsored, endorsed, sold, or promoted by Solactive AG, and it makes no representation regarding the advisability of investing in the New Funds. SOLACTIVE AG AND ITS AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE NEW FUNDS. Solactive AG calculates and publishes the Indexes and uses its best efforts to ensure that each index is calculated correctly. The publication of the Indexes by Solactive AG does not constitute a recommendation by Solactive AG to invest in the New Funds. Solactive AG offer any guarantee or assurance with regard to the results of using the Indexes.

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Shares of the New Funds are not sponsored, endorsed, or promoted by the NYSE-Arca. The NYSE-Arca makes no representation or warranty, express or implied, to the owners of the Shares of the Funds. The NYSE-Arca is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares of the New Funds to be issued, or in the determination or calculation of the equation by which the Shares are redeemable. The NYSE-Arca has no obligation or liability to owners of the Shares of the New Funds in connection with the administration, marketing, or trading of the Shares of the New Funds. Without limiting any of the foregoing, in no event shall the NYSE-Arca have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

Neither Existing Fund is sponsored by Sprott. Sprott makes no representation or warranty, express or implied, to the owners of either Existing Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in either Existing Fund particularly and does not guarantee the quality, accuracy or completeness of either Underlying Index or any Underlying Index data included herein or derived therefrom and assume no liability in connection with their use. Each Underlying Index is determined and composed without regard to Sprott or the relevant Existing Fund. The index provider has no obligation to take the needs of Sprott, either Existing Fund or the shareholders of Existing Funds into consideration in connection with the foregoing. Sprott is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of either Existing Fund or in the determination or calculation of the NAV of either Existing Fund. Sprott has no obligation or liability in connection with the administration or trading of either Existing Fund.

Sprott does not guarantee the accuracy and/or completeness of either Underlying Index or any data included therein, and Sprott shall have no liability for any errors, omissions, or interruptions therein. Sprott makes no warranty, express or implied, as to results to be obtained by Sprott, the Funds, Fund shareholders or any other person or entity from the use of the Underlying Index or any data included therein. Sprott makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to either Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Sprott have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of either Underlying Index, even if notified of the possibility of such damages.

Sprott does not guarantee the accuracy and/or the completeness of either Underlying Index or any data included therein, and Sprott shall have no liability for any errors, omissions or interruptions therein. Sprott makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of either Fund or any other person or entity from the use of either Underlying Index or any data included therein. Sprott makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Sprott have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of either Underlying Index, even if notified of the possibility of such damages.

FUND MANAGEMENT

Existing Funds

The Adviser

ALPS Advisors, Inc. or ALPS acts as each Fund’s investment adviser pursuant to advisory agreements with the Trust on behalf of each Fund (each an ”Advisory Agreement”). Pursuant to each Advisory Agreement, ALPS manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

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Pursuant to each Advisory Agreement, each Fund pays ALPS a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.57% of the relevant Fund’s average daily net assets. From time to time, ALPS may waive all or a portion of its fee.

Out of the unitary management fee, ALPS pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund’s business.

ALPS’ unitary management fee is designed to pay substantially all the Funds’ expenses and to compensate the Adviser for providing services for each Fund.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of each Fund’s Advisory Agreement is available in the Fund’s semi-annual report to shareholders for the period ended May 31, 2018.

Portfolio Managers

Ryan Mischker, Vice President, Portfolio Management & Research and Andrew Hicks, Vice President, Index Management of ALPS Advisors are the Portfolio Managers of the Fund and are also responsible for the refinement and implementation of the equity portfolio management process.

Mr. Mischker has been Portfolio Manager of the Funds since March 2015. Prior to joining ALPS Advisors, Mr. Mischker served as Compliance Manager of ALPS Fund Services, where he was primarily responsible for managing all post-trade monitoring for IRS, SEC and registration statement investment guidelines and restrictions. Mr. Mischker has over 13 years financial services experience and graduated from the University of Northern Colorado with a B.S. in Finance and B.A. in Economics.

Mr. Hicks has been a portfolio manager of the Funds since March 2016. He joined ALPS Advisors as a portfolio manager in 2015. Prior to joining ALPS Advisors, Mr. Hicks was a senior equity trader and research analyst with Virtus Investment Partners in New York City, specializing in ETF trading and international research. From 2007 to 2011, Mr. Hicks was an equity trader and research analyst at SCM Advisors in San Francisco, an affiliate of Virtus Investment Partners. With over 15 years of experience, Mr. Hicks gained international equity trading experience while at Wentworth, Hauser & Violich, and he began his career in semiconductor equity research at Citi. Mr. Hicks earned an accounting degree from Miami University (Ohio) while interning each summer on the American Stock Exchange in New York City.

The Existing Fund’s Statement of Additional Information provides additional information about the Portfolio Manager’s compensation, other accounts managed, and ownership of Shares.

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New Funds

The Adviser and Sub-Adviser

Adviser

Sprott Asset Management LP or Sprott serves as the investment adviser to each Fund. Sprott is responsible for the day-to-day management of each Fund’s portfolio pursuant to an investment advisory agreement between the Trust and Sprott with respect to the Funds (the ”Advisory Agreement”). Subject to the authority of the Trust’s Board of Trustees, the Adviser is responsible for the overall management of each Fund’s business affairs. The Adviser invests the assets of each Fund, either directly or through the use of sub-advisers, according to the Fund’s investment objective, policies and restrictions. The Adviser furnishes at its own expense all of the necessary office facilities, equipment and personnel required for managing the assets of each Fund.

The Adviser is paid a monthly management fee at an annual rate (stated as a percentage of the average daily net assets of each Fund) of 0.35%. The Adviser is required to pay all fees due to the Sub-Adviser (described below) out of the management fee the Adviser receives from the Funds. The Adviser has entered into a contractual arrangement with each Fund to reimburse the Fund’s expenses, and/or waive a portion of the advisory fee, to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements at 0.50% of average daily net assets of the Fund through June 30, 2021, excluding distribution and/or service (12b-1) fees (if any), acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses, which may cause the respective Fund’s Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements shown above to exceed the maximum amounts. The Adviser will be permitted to recover expenses it has borne through this agreement to the extent that the applicable Fund’s expenses in later periods fall below the annual expense cap set forth in the expense agreement. Each Fund’s fee waiver/expense reimbursement arrangement with the Adviser permits the Adviser to recapture only if any such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Fund will not be obligated to reimburse the Adviser for any such fees and expenses more than three years after the end of the fiscal year in which the fee and expense was waived or reimbursed. The management fee is paid on a monthly basis. A discussion regarding the Board of Trustees’ approval of the advisory agreements with respect to each Fund will be available in the Trust’s semi-annual report for the fiscal year ended May 31, 2019.

Sub-Adviser

ALPS Advisors, Inc. or ALPS serves as the sub-adviser to each Fund. Pursuant to the Sub-Advisory Agreement between the Sprott and ALPS with respect to each Fund, ALPS is responsible for day-to-day portfolio management of each Fund, subject to the supervision of Sprott and the oversight of the Board. Under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee as indicated in the table below:

Average Assets*	Sub-Advisory Fee**
Up to $250 million	0.04%
$250 million—$500 million	0.03%
Above $500 million	0.02%

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*	Subject to the following annual minimums per fund sub-advised by ALPS for Sprott: (i) first two funds: $40,000 per fund; (ii) additional funds: $30,000 per fund.
**	Annual rate stated as a percentage of the average daily net assets of the Fund.

Portfolio Managers

The portfolio managers listed below are jointly and primarily responsible for the day-to-day management of each New Fund. The same individuals currently act as portfolio managers for the Existing Funds.

Ryan Mischker has been Portfolio Manager of the Existing Funds since March 2015. Prior to joining ALPS Advisors, Mr. Mischker served as Compliance Manager of ALPS Fund Services, where he was primarily responsible for managing all post-trade monitoring for IRS, SEC and registration statement investment guidelines and restrictions. Mr. Mischker has over 13 years financial services experience and graduated from the University of Northern Colorado with a B.S. in Finance and B.A. in Economics.

Andrew Hicks has been a portfolio manager of the Existing Funds since March 2016. He joined ALPS Advisors as a portfolio manager in 2015. Prior to joining ALPS Advisors, Mr. Hicks was a senior equity trader and research analyst with Virtus Investment Partners in New York City, specializing in ETF trading and international research. From 2007 to 2011, Mr. Hicks was an equity trader and research analyst at SCM Advisors in San Francisco, an affiliate of Virtus Investment Partners. With over 15 years of experience, Mr. Hicks gained international equity trading experience while at Wentworth, Hauser & Violich, and he began his career in semiconductor equity research at Citi. Mr. Hicks earned an accounting degree from Miami University (Ohio) while interning each summer on the American Stock Exchange in New York City.

Please refer to the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of Shares of the New Funds.

INFORMATION RELATING TO THE REORGANIZATIONS

Description of the Reorganizations

The Plan provides that each Existing Fund will transfer all of its assets and liabilities to the corresponding New Fund. In exchange for the transfer of these assets and liabilities, each New Fund will issue shares to the corresponding Existing Fund in an amount equal in value to the net asset value of the Existing Fund’s shares. Shares of the New Funds are shares of beneficial interest without par value in the New Fund series of SET under its Agreement and Declaration of Trust and By-Laws. Under the Agreement and Declaration of Trust and By-Laws, SET may issue an indefinite number of shares of beneficial interest of the New Fund. Each share of a New Fund represents an equal proportionate interest with other shares of the New Fund. Each share has equal earnings, assets, and voting privileges, and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to the New Fund as authorized by the Board of Trustees. Shares of the New Funds entitle their holders to one vote per full share and fractional votes for fractional shares, if any, held. Shares of each New Fund received by each shareholder of the corresponding Existing Fund in the Reorganization will be issued at NAV, will be fully paid and non-assessable. Shares have no subscription or preemptive rights. In the event of a liquidation or dissolution of SET or a New Fund, shareholders of the New Fund are entitled to receive the assets available for distribution belonging to those shares of the New Fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets, if any, not belonging to any particular fund which are available for distribution.

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Immediately after the transfer of each Existing Fund’s assets and liabilities, the Existing Fund will make a liquidating distribution pro rata to its shareholders of record of all the corresponding New Fund shares received, so that a holder of shares in the Existing Fund at the Closing Date of the Reorganization will receive the same number of full shares of the New Fund with the same aggregate net asset value as the shareholder had in the Existing Fund immediately after the Reorganization, plus cash in lieu of any fractional shares. Such distribution will be accomplished by the transfer of each New Fund’s shares credited to the account of the corresponding Existing Fund on the books of the New Fund’s transfer agent. Each account will represent the respective pro rata number of shares of each New Fund’s shares due to the shareholders of the corresponding Existing Fund. All issued and outstanding shares of the Existing Funds will simultaneously be canceled on the books of the Existing Funds.

The New Funds do not currently issue certificates to shareholders. The Existing Funds’ shareholders will have the right to receive any unpaid dividends or other distributions that were declared by the applicable Existing Fund with respect to shares held on the Closing Date. No shares of the New Funds to be issued will have preemptive or conversion rights. The Existing Funds will then be liquidated and terminated.

The Plan contains customary representations, warranties and conditions designed to ensure that the Reorganization is fair to both parties. The Plan provides that the consummation of the Reorganization is contingent upon, among other things: (i) approval of the Plan by the shareholders of the applicable Existing Fund; and (ii) the receipt by AET and SET of a tax opinion to the effect that the Reorganization will be tax-free to the applicable Existing Fund and its shareholders, except with respect to cash in lieu of fractional shares. The Plan may be terminated at any time prior to the Closing Date of the Reorganization by mutual consent of the the Boards of Trustees of AET and SET. The Board of Trustees of AET may terminate the Plan if it determines that the consummation of the transactions contemplated by the Plan are not in the best interest of the applicable Existing Fund’s shareholders.

If shareholders of the Existing Fund approve the proposed Reorganization, it will have the effect of approving an investment advisory agreement between each New Fund and Sprott. If shareholders of an Existing Fund do not vote to approve the Reorganization, however, the Trustees of AET may consider possible alternative arrangements in the best interests of the Existing Fund and its shareholders.

Costs of Reorganization

The Existing Funds and the New Funds will not pay any costs related to the Reorganization. The costs of proxy solicitation; proxy printing, postage and processing; legal review and preparation by legal counsel to AET of documents related to the Reorganization; fund start-up costs; conversion fees; the cost of preparing the Plan and the proxy statement on Form N-14, including the delivery of a tax opinion by legal counsel to SET and any other Reorganization costs will be borne by Sprott Asset Management LP. The estimated costs of the Reorganizations are $517,823.

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Federal Income Taxes

The combination of each Existing Fund and the corresponding New Fund in each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(F) of the Code. If so, neither Existing Funds nor their shareholders will recognize gain or loss as a result of the Reorganizations, except with respect to cash received by shareholders in lieu of fractional shares. The tax basis of New Fund shares received will be the same as the basis of the applicable Existing Fund shares exchanged and the holding period of the New Fund shares received will include the holding period of the Existing Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position. Nevertheless, the sale of securities by the Existing Funds prior to the Reorganization could result in taxable capital gains distribution prior to the Reorganizations. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

At November 30, 2018, the Funds had available for tax purposes unused capital loss carryforwards as follows:

Fund	Short-Term	Long-Term
Existing SGDM Fund	$67,552,573	$28,696,456
Existing SGDJ Fund	$19,210,573	$8,511,041

Capitalization

The following table sets forth, as of November 30, 2018: (i) the unaudited capitalization of each Existing Fund and (ii) the unaudited pro-forma combined capitalization of the corresponding New Fund assuming the applicable Reorganization has been approved. If the applicable Reorganization is consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity in the applicable Existing Fund and changes in NAV.

Sprott Gold Miners ETF Reorganization

	Existing Fund Shares	Pro Forma New Fund Shares
Net Assets	$123,575,576.00	$140,269,524.00
Shares Outstanding	8,100,000.00	4,750,000.00
Net Asset Value per Share	$15.26	$15.26

Sprott Junior Gold Miners ETF Reorganization

	Existing Fund Shares	Pro Forma New Fund Shares
Net Assets	$36,776,168.00	$36,776,168
Shares Outstanding	1,700,000.00	1,700,000.
Net Asset Value per Share	$21.63	$21.63

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Reasons for the Reorganizations

At meetings held on September 20, 2018 and March 4, 2019, the Board of AET approved each proposed Reorganization. In connection with these meetings, representatives of ALPS and Sprott informed the Board that the primary purpose of each Reorganization is to move the investment portfolio and shareholders presently associated with each Existing Fund to the corresponding New Fund, which would each be a new series of SET. ALPS and Sprott further explained that the Reorganizations are being proposed for the following reasons: (i) Shareholders of each Existing Fund will experience an immediate decrease in their fund expenses for at least two years following the Reorganization; (ii) each New Fund will have substantially similar investment objectives, strategies, restrictions and fundamental policies as its corresponding Existing Fund, with the exception of the changes of their indexes; (iii) overall portfolio management services will remain similar since ALPS and the existing portfolio managers will continue to manage each Fund in its new sub-advisory role; (iv) Sprott will bear the expenses of each Reorganization so that no Fund will incur any direct or indirect expense as a result of the applicable Reorganization; (v) each Reorganization would be a tax-free reorganization that would not have any federal income tax consequences for shareholders of the Existing Funds, except with respect to cash received by shareholders in lieu of fractional shares; (vi) each New Fund will have substantially similar portfolio holdings as its corresponding Existing Fund, although certain holdings of each New Fund will need to be sold by the New Fund after each respective Reorganization so that each New Fund will have a reconstituted portfolio designed to track its new underlying index; (vii) except for the new oversight role of Sprott and the new index providers, the service providers and their services currently provided to each Existing Fund and its shareholders will be the same; (viii) notwithstanding the differences in fee structures between the Existing Funds as compared to the New Funds, shareholders would experience an immediate decrease in their fund expenses for at least two years following the Reorganization, and that the Existing Funds’ advisory contracts are not otherwise materially different from those of the corresponding New Funds; and (ix) by becoming closer aligned to the Sprott organization, a leading global and well-recognized precious metal and mining advisory firm, the New Funds will be exposed to new potential investors through Sprott’s distribution platforms, marketed by individuals with deep connections in the metal and mining industries and have greater visibility through the Sprott website and other mediums to the approximately 200,000 investors who invest in Sprott products.

ALPS and Sprott provided, and the Board of AET reviewed, detailed information about the proposed Reorganizations including, among other things: (i) the specific terms of the Reorganizations, including information regarding comparative expense ratios; (ii) the proposed plans for ongoing management, distribution and operation of the Existing Funds and the New Funds; and (iii) the impact of the applicable Reorganization on each Existing Fund and its shareholders.

Before approving the Plan, the Board of Trustees of AET examined all factors that it considered relevant in its evaluation of the Reorganization, including the following:

The Terms and Conditions of the Reorganizations. The Board considered the terms of the Plan, and, in particular, that the transfer of the assets of each Existing Fund will be in exchange for shares of the corresponding New Fund and the New Fund’s assumption of all liabilities of the Existing Fund. The Board also took note of the fact that no commission or other transactional fees would be imposed in connection with the Reorganizations.

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Shareholder Approval. The Board noted that the Reorganizations would be submitted to the Existing Funds’ shareholders for approval and that the applicable Reorganization would not be consummated unless such approval is obtained.

Substantially Similar Investment Objective, Strategies and Limitations. The Board considered that, except for specific underlying indices, the investment objective and investment strategies of each New Fund is substantially similar to those of the corresponding Existing Fund. The Board noted that the investment limitations of each New Fund are substantially similar to those of the Existing Fund. The Board also noted that both Existing and New Funds employ a passive investment strategy.

Lower Expense Ratios. The Board reviewed information regarding the net expense ratios of the Existing Funds and the New Funds, which stated that those ratios will be lower for the corresponding New Funds, pursuant to the new fee structure described below.

New Fee Structure. The Board noted that each Existing Fund has a ”unitary fee” structure pursuant to which the Fund pays only an advisory fee and the investment adviser (ALPS in the case of the Existing Funds) is responsible for paying all other expenses incurred by the Fund, except for customarily excluded expenses such as brokerage and other transaction-related costs, taxes and extraordinary expenses.

The Board considered that the fee structure of the New Funds would differ from that of the Existing Funds after the Reorganizations. The Board noted that while each Existing Fund operates pursuant to a unitary fee arrangement, each New Fund will operate pursuant to a fee arrangement that is traditionally used by mutual funds (and certain exchange-traded funds), whereby the New Fund will pay a fee to its investment adviser: (i) for investment advisory services; and (ii) to compensate the investment adviser for its obligation to pay each New Fund’s sub-advisory fee. The Board noted that, unlike in a unitary fee arrangement, each New Fund’s investment adviser will not be obligated to pay the New Funds’ operating expenses such as the administrative, custody, fund accounting, and transfer agency fees. Under the fee structure for the New Funds, these operating expenses will be paid directly by each New Fund, subject to a fee waiver/expense reimbursement agreement.

The Board also considered that the New Funds’ investment adviser has agreed to enter into a fee waiver/expense reimbursement agreement with each New Fund designed to prevent each New Fund’s expense ratio from exceeding a specified expense limit (the “Expense Limit”). The Board noted that the Expense Limit is a contractual agreement between Sprott and the New Funds that will be in place for an initial period of two years, that it will renew automatically for one-year terms thereafter unless terminated before the start of a new term by Sprott, and that it cannot be terminated during any then-current term except with the approval of the Board of SET. The Board noted that the Expense Limit may continue indefinitely, but that Sprott is not required to continue the Expense Limit beyond the initial two-year term. The Board considered that under a unitary fee structure, the investment adviser’s obligation to pay a fund’s operating expenses is included in the advisory agreement, which cannot be materially changed without both board and shareholder approval. The Board noted that a unitary fee arrangement generally provides more long-term certainty to investors about a fund’s net operating expense ratio than a contractual fee waiver/expense reimbursement agreement, which may or may not be renewed from year to year, after the initial two-year term, at the sole discretion of the adviser.

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The Board, however, noted that a fee waiver/expense reimbursement arrangement may provide the economic equivalent of a unitary fee arrangement and, in some cases, as in the case of the Expense Limit proposed for the New Funds, can be structured to actually lower the expense ratio borne by shareholders, as shown in the tables previously shown herein.

Upon review of the anticipated fees and expenses of each New Fund, the Expense Limit and representations from Sprott regarding the minimum initial term of the Expense Limit, the Board concluded that each New Fund will have a lower net expense ratio than its corresponding Existing Fund for a period of at least two years following the Reorganization.

Management of the New Fund. The Board considered that certain portfolio manager employees of ALPS, the current investment adviser to each Existing Fund, will continue to manage the corresponding New Fund on a day-to-day basis on behalf of ALPS in its investment sub-advisory capacity. The Board noted that ALPS has managed the oldest Existing Fund’s portfolio on a day-to-day basis since the Fund’s inception in 2014. Consequently, the Board was familiar with ALPS’ investment processes, procedures and personnel with respect to the Funds. The Board took into account that ALPS and its affiliates are experienced providers of investment advisory services with approximately, as of December 31, 2017, $18.36 billion in assets with respect to which supervisory and management services are provided through closed-end funds, mutual funds and exchange-traded funds. The Board also considered Sprott’s expertise and experience as a registered investment adviser, with a significant amount of assets under management, including closed-end funds and other SEC-registered investment vehicles. The Board also considered the evolution of Sprott’s capabilities to serve as an investment adviser to the New Funds and that ALPS would continue to provide administrative and accounting services to the New Funds.

Expenses Relating to Reorganization. The Board considered that the shareholders of each Existing Fund will not incur any expenses in connection with the Reorganization. The Board considered that Sprott or its affiliates will bear all expenses relating to the Reorganization, including expenses related to the Special Meeting and the use of a proxy solicitation firm and the solicitation of proxies, preparing and filing the registration statement that includes this Proxy Statement, and the cost of copying, printing and mailing proxy materials. The Board noted that the New Funds will incur certain transaction expenses relating to the change of indexes.

Tax Consequences. The Board considered that each Reorganization is expected to be free from adverse federal income tax consequences to the Funds and that shareholders of the Existing Funds are not expected to recognize any gain or loss upon receipt of shares of the New Funds in connection with the Reorganization.

Based on the foregoing considerations, the Board of Trustees of AET determined that each Reorganization is in the best interests of the applicable Existing Fund’s shareholders and that the interests of shareholders of the Existing Fund will not be diluted as a result of the Reorganization. The Board’s determination was made on the basis of the business judgment of each Trustee after consideration of all of the factors taken as a whole. On the basis of the information provided to the Board and its evaluation of that information, the Board recommends that the shareholders of each Existing Fund vote “For” this proposal to approve the applicable Reorganization.

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SHAREHOLDER RIGHTS AND LIABILITIES

General Shareholder Rights

General. The Existing Funds are series of AET. AET is an open-end management investment company that was established as a statutory trust under Delaware law by an Agreement and Declaration of Trust dated September 13, 2007 (as amended and restated on September 14, 2015) and Certificate of Trust dated September 13, 2007, as each may be amended from time to time. AET is governed by its By-Laws and by applicable Delaware law.

The New Funds are series of SET. SET is an open-end management investment company that was established as a statutory trust under Delaware law by an Agreement and Declaration of Trust dated January 3, 2018, and by a Certificate of Trust dated January 3, 2018. SET is governed by its By-Laws and by applicable Delaware law.

Shares. AET and SET are authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. The shares of each AET and SET have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

Voting Requirements. All shares of AET and SET entitled to vote on a matter shall vote on the matter, separately by series subject to: (1) where the 1940 Act requires all shares of AET and SET to be voted in the aggregate without differentiation between the separate Series, then all of AET’s and SET’s shares shall vote in the aggregate; and (2) if any matter affects only the interests of some but not all series, then only the shareholders of such affected series shall be entitled to vote on the matter.

Shareholder Meetings. Annual meetings of shareholders will not be held, but special meetings of shareholders may be held under certain circumstances. Meetings of the shareholders may be held within or outside the State of Delaware. Meetings of the shareholders of AET or SET or a series of either may be called by the applicable Board of Trustees for any purpose required under the 1940 Act or for any purpose the Trustees deem advisable. For AET, a meeting of shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the request of a majority of the Trustees then in office, or (ii) upon the demand of shareholders owning 10% or more of the shares of the Trust in the aggregate, provided that the shareholders shall state the purpose and pay the reasonably estimated costs of notice.

Election and Term of Trustees

Existing Funds. The number of Trustees constituting the Board of Trustees may be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Board of Trustees, provided, however, that the number of Trustees shall in no event be less than three nor more than fifteen. The Board of Trustees, by action of a majority of the Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees, or, by written instrument signed by two-thirds of the Trustees in office prior to the action, remove any Trustee with or without cause. The shareholders may elect Trustees, including filling any vacancies in the Board of Trustees, at any meeting of shareholders called by the Board of Trustees for that purpose. Any Trustee may also be removed at any meeting of shareholders by a vote of two thirds of the shares of the Trust issued and outstanding.

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New Funds. The number of Trustees constituting the Board of Trustees may be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Board of Trustees. The Board of Trustees, by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees. The Board of Trustees, by action of a two-thirds of the then Trustees at a duly constituted meeting, may remove any trustee with or without cause, or if a trustee is incapacitated that trustee may be removed by a majority. The Shareholders may elect Trustees, including filling any vacancies in the Board of Trustees, at any meeting of Shareholders called by the Board of Trustees for that purpose. A meeting of Shareholders for the purpose of electing one or more Trustees may be called by the Board of Trustees or, to the extent provided by the 1940 Act and the rules and regulations thereunder, by the Shareholders. Shareholders shall have the power to remove a Trustee by 2/3 majority vote and to the extent provided by the 1940 Act and the rules and regulations thereunder.

Shareholder Liability

Pursuant to AET’s and SET’s Agreements and Declarations of Trust, shareholders of series of AET or SET are not personally liable for the acts, omissions or obligations of AET or SET or the Trustees of either AET or SET.

Liability of Trustees

To the fullest extent that limitations on the liability of Trustees and officers are permitted by Delaware law, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of AET or SET; any investment adviser or principal underwriter of AET or SET; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. AET or SET, out of each of their respective property, shall indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of AET or SET, respectively. Nothing in either AET or SET’s organizational documents operates to indemnify, hold harmless or protect any officer or Trustee from or against any liability to AET or SET or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Approval Requirements Relating to the Reorganization

A majority of AET’s Board of Trustees may cause AET or a majority of SET’s Board of Trustees may cause SET to sell, convey and transfer all or substantially all of the assets of AET or SET, respectively, or all or substantially all of the assets associated with any one or more series, to another trust, business trust, or entity organized under the laws of any state, or to one or more separate series thereof, or to AET or SET to be held as assets associated with one or more other series of the trust, in exchange for cash, shares or other securities with such transfer either (a) being made subject to, or with the assumption by the transferee of, the liabilities associated with each series the assets of which are so transferred, or (b) not being made subject to, or not with the assumption of, such liabilities; provided, however, that, if required by the 1940 Act, no assets associated with any particular series shall be so sold, conveyed or transferred unless the terms of such transaction shall first have been approved at a meeting called for that purpose by the vote of a majority of the outstanding voting securities, as such phrase is defined in the 1940 Act, of that series, if required by the 1940 Act.

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The foregoing is only a summary of certain rights of shareholders of the Existing Fund and the New Fund under their respective Trust’s governing charter documents and by-laws, state law, and the 1940 Act, and is not a complete description of provisions contained in those sources. Shareholders should refer directly to the provisions of state law, the 1940 Act and rules thereunder for a more thorough description.

We do not believe there are any material differences in shareholder rights between each Existing Fund and the corresponding New Fund.

TAXES

Please consult your tax adviser regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary is not applicable to the tax consequences of the Reorganizations. The tax-free nature of each Reorganization is discussed above under INFORMATION RELATING TO THE REORGANIZATIONS – Federal Income Taxes.

Each Fund has qualified, or intends to qualify, to be treated as a RIC under the Code. To remain qualified as a RIC, the Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as the Fund distributes all of its net investment company taxable and tax-exempt income and any net realized capital gains to the shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts distributed to shareholders.

Each Fund will distribute substantially all of its net investment income and short term capital gains monthly and its net realized capital gains, if any, at least annually. The dividends and distributions that shareholders receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions received from the Fund may be taxable whether or not shareholders reinvest them.

Income and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. To the extent that underlying income of the Fund consists of qualified dividend income, income distributions received by individual shareholders of the Fund may be subject to federal income tax at the individual shareholder’s applicable tax rate for long-term capital gains. To the extent that income distributions received by corporate shareholders of the Fund consist of dividends, the corporate shareholders may qualify for a dividends received deduction. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of shares of one Fund for shares of another Fund generally is treated the same as a sale. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Fund during the prior taxable year. However, the exchange of Fund shares pursuant to the Reorganization is expected to be a non-taxable event.

Currently, an additional 3.8% Medicare tax generally is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that any such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

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Shareholders with tax-advantaged or other retirement accounts generally will not be subject to federal taxation on income and capital gain distributions until distributions from the retirement account are received. Shareholders should consult their tax adviser regarding the rules governing their own retirement plan.

INFORMATION ABOUT THE EXISTING FUNDS AND NEW FUNDS

Information concerning the operation and management of each New Fund can be found in the New Fund’s Prospectus. Additional information about each New Fund is included in the Statement of Additional Information for SET, which will be available at www.sprottetfs.com. Both the Prospectus and Statement of Additional Information for each New Fund are not yet effective and are subject to completion.

For a detailed discussion of the investment objectives, policies, risks and restrictions of the Existing Funds, see the Prospectus dated March 31, 2018 (as supplemented), which has been filed with the SEC. A Statement of Additional Information for the Existing Funds dated March 31, 2018 (as supplemented), has been filed with the SEC. Copies of the Prospectus and Statement of Additional Information for the Existing Funds are available upon request and without charge by calling toll-free 1-855-496-3837, by visiting http:// http://www.alpsfunds.com/ or www.sec.gov. Both the Prospectus and Statement of Additional Information for the Existing Funds are incorporated into this Proxy Statement reference.

AET and SET are subject to certain information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, and file reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by AET and SET may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates. These documents and other information also may be inspected at the offices of NYSE Arca, Inc., 20 Broad Street, New York, New York 10005.

Financial Statements. The financial statements of the Existing Funds for the fiscal year November 30, 2018 have been audited by Deloitte & Touche LLP, located at 1601 Wewatta Street, Suite 400, Denver, CO 80202, its independent registered public accounting firm, and are contained in the Annual Report to shareholders. The audited financial statements of the Existing Funds for the annual period ended November 30, 2018 are contained in the Annual Report to shareholders. AET will furnish, without charge, a copy of the Annual Report and the Semi-Annual Report upon request. Requests should be made by calling toll-free 1-855-496-3837, or by visiting http://www.alpsfunds.com/. These Reports for the Existing Fund also are available on the SEC’s website at www.sec.gov and are incorporated into this Proxy Statement by reference. The New Fund has not yet commenced operations and, therefore, has not produced shareholder reports.

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The Financial Highlights relating to the Existing Funds contained in the Annual Report for the fiscal year ended November 30, 2018 is attached as Exhibit B.

Pro forma financial information for the New Funds has not been prepared because the New Funds are newly-organized shells with no assets or liabilities that will commence investment operations upon completion of the respective Reorganizations and continue operations of the corresponding Existing Funds. Each New Fund will be the accounting successor to the corresponding Existing Fund in connection with the applicable Reorganization.

VOTING MATTERS

General Information

This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Trustees of AET in connection with the Special Meeting to be held on May 22, 2019 at 9:00 a.m. Mountain Time at the offices of ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, and at any adjournment thereof. This Proxy Statement/Prospectus, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Existing Funds on or about April 15, 2019. It is expected that the solicitation of proxies will be by mail.

The Board of Trustees of AET has fixed the close of business on March 11, 2019 as the record date (the “Record Date”) for determining the shareholders of the Existing Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof.

Voting Rights and Required Vote

Each shareholder of each Existing Fund is entitled to one vote for each full share held and fractional votes for fractional shares, if any. The holders of 30% of the outstanding shares of each Existing Fund entitled to vote at the Special Meeting, present in person or by proxy, shall constitute a quorum. Each Reorganization can be approved only by the affirmative “vote of a majority of the outstanding voting securities” of the applicable Existing Fund, as such phrase is defined in the 1940 Act. Assuming a quorum is present at the meeting, the “vote of a majority of the outstanding voting securities” means: the affirmative vote of the lesser of (i) 67% or more of the outstanding voting securities present at the meeting if more than 50% of the outstanding voting securities are present in person or by proxy or (ii) more than 50% of the outstanding voting securities. Approval of the proposal to adjourn the special meeting to solicit additional proxies if there are insufficient votes at the time of the adjournment to approve each Reorganization, requires a majority of the votes properly cast upon the question of adjournment, whether or not a quorum is present.

If you wish to participate in the Special Meeting, you may submit the proxy card included with this Proxy Statement/Prospectus, or attend in person. (Guidelines on voting by proxy card are disclosed immediately after the Notice of Special Meeting.)

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Telephone Touch-Tone Voting. Shareholders may provide their voting instructions through telephone touch-tone voting by following the instructions on the enclosed proxy card(s). Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

Internet Voting. Shareholders may provide their voting instructions through Internet voting by following the instructions on the enclosed proxy card(s). Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet link, will, upon request, receive an e-mail confirming their voting instructions. If a shareholder wishes to participate in the Special Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement/Prospectus in the postage paid envelope provided, or attend the Special Meeting in person. Shareholders requiring additional information regarding the proxy or replacement proxy card(s), may contact AST Fund Solutions, LLC at 1.800.207.2872. Any proxy given by a shareholder is revocable until voted at the Special Meeting.

If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares of beneficial interest represented by the proxy in accordance with the instructions marked on the returned proxy. Proxies that are properly executed and returned but are not marked with voting instructions will be voted FOR each proposed Reorganization and FOR any other matters deemed appropriate. It is not anticipated that any matters other than the approval of the Reorganizations will be brought before the Special Meeting. Should other business properly be brought before the Special Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies.

Proxies may be revoked by executing and delivering a later-dated signed proxy to the Secretary of AET at the address set forth on the cover page of this Proxy Statement/Prospectus, or by attending the Special Meeting in person and voting your shares. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon.

Abstentions and “broker non-votes” (i.e. shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting). Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.

If shareholders of an Existing Fund do not vote to approve the applicable Reorganization, the Trustees of AET may consider possible alternative arrangements in the best interests of the Existing Fund and its Shareholders, including liquidation of the Existing Fund. If sufficient votes in favor of a Reorganization are not received by the time scheduled for the Special Meeting, the persons named as proxies or any officer present entitled to preside or act as Secretary of such meeting, may propose

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one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Special Meeting, whether or not a quorum is present, in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Special Meeting. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned meeting at which a quorum is present.

A shareholder of an Existing Fund who objects to the applicable Reorganization will not be entitled under either Delaware law or the Declaration of Trust of AET to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that each Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. If a Reorganization is consummated, shareholders will be free to redeem the shares of the applicable New Fund that they receive in the transaction at their then-current net asset value. Shares of the Existing Funds may be redeemed at any time prior to the consummation of the Reorganizations. Shareholders of the Existing Funds may wish to consult their tax advisers as to any different consequences of redeeming their shares prior to the Reorganizations or exchanging such shares in the Reorganizations.

AET does not hold annual shareholder meetings. If a Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of AET at the address set forth on the cover of this Proxy Statement/Prospectus so that they will be received by AET in a reasonable period of time prior to that meeting.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise AET whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement/Prospectus needed to supply copies to the beneficial owners of the respective shares.

Record Date and Outstanding Shares

Only shareholders of record of an Existing Fund at the close of business on March 11, 2019 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting and any postponement or adjournment thereof. Shareholders will be entitled to cast one vote for each full share and a fractional vote for each fractional share, if any, of the Existing Funds that they hold as of the Record Date. At the close of business on the Record Date, there were 1,800,000 and 7,650,000 Existing Fund shares outstanding and entitled to vote of Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF, respectively.

The votes of the shareholders of the New Funds are not being solicited, because their approval or consent is not necessary for the approval of the Reorganizations. At the close of business on the Record Date there were no New Fund shares outstanding.

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Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, the officers and Trustees of AET, as a group, beneficially owned less than 1% of the outstanding shares of each Existing Fund. As of the Record Date, the New Funds had no shares outstanding. DTC or its nominee is the record owner of all outstanding shares of the Existing Funds and is recognized as the owner of all shares for all purposes. Because AET does not have direct access to information concerning each Existing Fund’s beneficial ownership held in the names of DTC Participants, it is not in the position to verify, as of March 11, 2019, whether or not any DTC Participants owned of record more than 5% of the outstanding shares of the Existing Fund.

Copies of Fund Information

To avoid sending duplicate copies of materials to certain households, an Existing Fund may mail only one copy of each report or this Proxy Statement/Prospectus to shareholders having the same last name and address on such Existing Fund’s records. The consolidation of these mailings reduces mailing expenses.

OTHER BUSINESS

The Board of Trustees of AET knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to AET at the address above and by calling 1.800.207.2872.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET. INFORMATION ON THE VARIOUS MANNERS OF VOTING ARE SET FORTH IN THE ENCLOSED PROXY.

By Order of the Board of Trustees,

/s/ Andrea E. Kuchli
Andrea Kuchli
Secretary
ALPS ETF Trust

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Sprott Gold Miners ETF Sprott Junior Gold Miners ETF
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 22, 2019

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of Sprott Gold Miners ETF / Sprott Junior Gold Miners ETF, each a series of ALPS ETF Trust (the “Trust”), hereby appoints Andrea Kuchli and Sharon Akselrod, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Special Meeting of Shareholders (the “Special Meeting”) to be held at the offices of ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver Colorado at 9:00 A.M., (Mountain Time), and at any adjournment thereof. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 22, 2019. The Proxy Statement is also available at hhttps://www.proxyonline.com/docs/SprottGoldMinersETF.pdf.

Sprott Gold Miners ETF Sprott Junior Gold Miners ETF

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: •

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSAL
		FOR	AGAINST	ABSTAIN

1.

Approval of an Agreement and Plan of Reorganization (the “Plan”) by the shareholders of Sprott Gold Miners ETF, a series of ALPS ETF Trust that provides for: (i) the transfer of all of the assets and liabilities of Sprott Gold Miners ETF, a series of ALPS ETF Trust, in exchange for shares of Sprott Gold Miners ETF, a series of Sprott ETF Trust; and (ii) the distribution of shares of Sprott Gold Miners ETF, a series of Sprott ETF Trust so received to shareholders of Sprott Gold Miners ETF, a series of ALPS ETF Trust. (Only shareholders of Sprott Gold Miners ETF, a series of ALPS ETF Trust will vote on this proposal.)

		O	O	O
2.	Approval of an Agreement and Plan of Reorganization (the “Plan”) by the shareholders of Sprott Junior Gold Miners ETF, a series of ALPS ETF Trust that provides for: (i) the transfer of all of the assets and liabilities of Sprott Junior Gold Miners ETF, a series of ALPS ETF Trust, in exchange for shares of Sprott Junior Gold Miners ETF, a series of Sprott ETF Trust; and (ii) the distribution of shares of Sprott Junior Gold Miners ETF, a series of Sprott ETF Trust so received to shareholders of Sprott Junior Gold Miners ETF, a series of ALPS ETF Trust. (Only shareholders of Sprott Junior Gold Miners ETF, a series of ALPS ETF Trust will vote on this proposal.)

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

EXHIBIT A:

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of                  , 2019, by and among Sprott ETF Trust, a Delaware statutory trust (“SET”), on behalf of its series identified in Exhibit A (each, a “New Fund” and, collectively, the ”New Funds”), ALPS ETF Trust, a Delaware statutory trust (“AET”), on behalf of its series identified in Exhibit A hereto (each, an ”Existing Fund” and, collectively, the “Existing Funds”) and, solely with respect to Section 5 hereof, Sprott Asset Management LP (“Sprott”) (the Agreement and transactions contemplated hereunder for each Existing Fund and the corresponding New Fund, hereinafter called the “Reorganization” and, collectively, the ”Reorganizations”).

PLAN OF REORGANIZATION

(a)

Each Existing Fund will sell, assign, convey, transfer and deliver to the corresponding New Fund (as set forth on Exhibit A) on the Exchange Date (as defined in Section 6) all of its properties, investments and other assets, whether contingent or otherwise, existing at the Valuation Time (as defined in Section 3(c)) (the “Assets”). In consideration therefor, each New Fund shall, on the Exchange Date, (i) issue and deliver to the corresponding Existing Fund (as set forth on Exhibit A) a number of shares of beneficial interest of the New Fund (the “New Fund Shares”) (except with respect to cash received in lieu of fractional shares), having an aggregate net asset value equal to the value of the Assets of Existing Fund transferred to New Fund on such date less the value of the Liabilities (as defined below) of Existing Fund assumed by New Fund on such date, and (ii) assume all of the liabilities of Existing Fund, contingent or otherwise, existing as of the Exchange Date (the “Liabilities”). It is intended that each Reorganization described in this Agreement shall be a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

(b)

Upon consummation of the transactions described in paragraph (a) above, each Existing Fund shall distribute, on a pro rata basis, corresponding New Fund Shares to its shareholders of record as of the Exchange Date in complete liquidation of the Existing Fund, with shareholders of the Existing Fund being entitled to receive a proportion of New Fund Shares determined by dividing the number of shares of beneficial interest of the Existing Fund held by such shareholder divided by the number of shares of the Existing Fund outstanding on such date. Certificates representing each New Fund’s Shares will not be issued. All issued and outstanding shares of each Existing Fund and all Existing Fund shares held in treasury will immediately thereafter be redeemed and cancelled on the books of the applicable Existing Fund.

AGREEMENT

Each Existing Fund and the corresponding New Fund (as set forth on Exhibit A) agree as follows:

1. Representations and warranties of the New Fund.

SET, on behalf of itself or, where applicable, the applicable New Fund, represents and warrants to and agrees with the corresponding Existing Fund that:

(a)

New Fund is a duly established series of SET, a statutory trust duly established and validly existing under the laws of State of Delaware, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. SET has and New Fund has all necessary federal, state and local authorizations to carry on its business as an investment company and as now being conducted and to carry out this Agreement.

(b)

SET is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect, and the registration of the New Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c)

SET and New Fund are not in violation in any material respect of any provisions of SET’s Agreement and Declaration of Trust or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which SET or New Fund is a party or by which SET or New Fund or their respective assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)

The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of SET and by all other necessary trust action on the part of SET and New Fund, and this Agreement constitutes the valid and binding obligation of SET on behalf of New Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(e)

There are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of SET or New Fund, threatened against SET in respect of New Fund or any of its properties or assets or against any person who SET in respect of New Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. Neither SET nor New Fund knows of any facts or circumstances that might form the basis for the initiation of any such proceedings or investigations of or before any court or government body against SET in respect of New Fund or any of New Fund’s properties or assets or any person whom SET in respect of New Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. SET in respect of New Fund is not a party to or subject to the provision of any order, decree or judgment of any court or government body which materially and adversely affects New Fund’s business or New Fund’s ability to consummate the transactions contemplated hereby. There are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of SET or New Fund, threatened against SET or any of its properties or assets, that are likely to have a material adverse effect on the ability of SET or New Fund to perform their obligations under this Agreement and to consummate the transactions contemplated hereby.

(f)	As of the Exchange Date, New Fund will have no known liabilities of a material nature, contingent or otherwise, other than liabilities incurred pursuant to this Agreement.

(g)

No consent, approval, authorization, filing or order of any court, governmental authority, or self-regulatory organization is required for the consummation by SET on behalf of New Fund of the transactions contemplated by this Agreement, except such as may be required under the laws of the State of Delaware, the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “H-S-R Act”).

(h)

As of the effective date of the registration statement on Form N-14 of SET on behalf of New Fund (the “Registration Statement”), the date of the meeting of the shareholders of the Existing Fund and the Exchange Date, the prospectus of New Fund and proxy statement of Existing Fund included in the Registration Statement (the “Prospectus/Proxy Statement”) and the Registration Statement including the documents contained or incorporated therein by reference, insofar as they relate to SET or New Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this Subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished in writing by Existing Fund to New Fund specifically for use in the Registration Statement or the Prospectus/Proxy Statement and approved by an officer of AET for use in the Registration Statement or the Prospectus/Proxy Statement.

(i)

The registration statement of SET on Form N-1A on behalf of New Fund, and the prospectus and statement of additional information of the New Fund included therein (collectively, the “New Fund Materials”), will conform in all material respects with the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and will not as of the effective date thereof or the Exchange Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading.

(j)

There are no material contracts outstanding to which New Fund is a party, other than as will be disclosed in, included as exhibits in or incorporated by reference into, any of SET’s registration statement on Form N-1A and the Registration Statement and Prospectus/Proxy Statement.

(k)

New Fund was established by the trustees of SET in order to effect the transactions described in this Agreement. New Fund was formed solely for the purpose of consummating the Reorganization with the Existing Fund, will not hold more than a nominal amount of assets necessary to facilitate its organization and will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations) between the date hereof and the Exchange Date.

(l)

As of the Exchange Date, New Fund will have no shares of beneficial interest issued and outstanding prior to the consummation of the Reorganization. On and after the Exchange Date, the authorized capital of New Fund will consist of an unlimited number of shares of beneficial interest, no par value per share. The New Fund Shares to be issued to Existing Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by New Fund, and no shareholder of New Fund will have any preemptive right of subscription or purchase in respect thereof. Further, the issuance of such New Fund Shares will be in compliance with all applicable federal and state securities laws, including blue sky laws.

(m)

As of the Exchange Date, no federal, state or other tax returns of New Fund will have been required by law to be filed and no federal, state or other taxes will be due by New Fund; New Fund will not have been required to pay any assessments; and New Fund will not have any tax liabilities. Consequently, as of the Exchange Date, New Fund will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and New Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(n)

New Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company” within the meaning of Section 851 et seq. of the Code in respect of the taxable year, and will not take any action inconsistent with meeting such requirements at any time through the Exchange Date. Upon filing its first income tax return at the completion of its first taxable year, New Fund will elect to be a “regulated investment company” under Section 851 of the Code. New Fund currently is not liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. New Fund intends to comply in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and to avoid any potential material penalties that could be imposed thereunder.

(o)

New Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, and any state, blue sky or securities law as it may deem appropriate in order to continue its operations after the Exchange Date.

(p)

New Fund represents that there is no present intent to use New Fund assets to pay for distribution per a 12b-1 plan and, in any event, there will be no use of any 12b-1 plan for 2 years following the first public offering of the New Fund.

2. Representations and warranties of the Existing Fund.

AET, on behalf of itself or, where applicable, the applicable Existing Fund, represents and warrants to and agrees with the corresponding New Fund that:

(a)

Existing Fund is a duly established series of AET, a statutory trust duly established and validly existing under the laws of the State of Delaware, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Each of AET and Existing Fund has all necessary federal, state and local authorizations to carry on its business as an investment company and as now being conducted and to carry out this Agreement.

(b)

AET is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect, and the registration of its shares under the 1933 Act is in full force and effect.

(c)

A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio holdings (indicating their market values) of Existing Fund for the fiscal year ended November 30, 2018, such statements and schedule having been audited by Deloitte & Touche LLP, independent registered public accounting firm, have been furnished to New Fund. Such statements of assets and liabilities and schedules of investments fairly present the financial condition of Existing Fund as of the dates thereof, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

(d)

Except as otherwise disclosed in writing to New Fund, Existing Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the applicable requirements of, and the applicable rules and regulations under the 1933 Act, the 1934 Act and the 1940 Act, state laws, including state blue sky laws, and applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Except as otherwise disclosed in writing to New Fund, Existing Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by AET with respect to Existing Fund. Except as otherwise disclosed in writing to New Fund, all advertising and sales material used by Existing Fund complies in all material respects with and, since its first date of use, has complied in all material respects with the applicable requirements of the 1933 Act, the 1940 Act, the rules and regulations of the Securities and Exchange Commission (the “Commission”), and, to the extent applicable, the Conduct Rules of FINRA and any applicable state regulatory authority, except where the failure to so comply would not have a material adverse effect. All registration statements, prospectuses and statements of additional information (including the prospectus and statement of additional information dated April 3, 2019, previously furnished to New Fund, as modified by any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof, which will be furnished to New Fund (collectively, the “Existing Fund Prospectus”)), reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by Existing Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, statements of additional information, the Existing Fund Prospectus, reports, proxy materials and other filings under the 1933 Act, the 1934 Act and the 1940 Act (i) are, as of the date hereof, or were, and with respect to the Existing Fund Prospectus, will be, in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder, and, (ii) do not, as of the date hereof, or did not, and with respect to the Existing Fund Prospectus, will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which such statements were made, not misleading.

(e)

Except as otherwise disclosed in writing to New Fund, there are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of AET or Existing Fund, threatened against AET in respect of Existing Fund or any of its properties or assets or against any person who AET in respect of Existing Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. Neither AET nor Existing Fund knows of any facts or circumstances that might form the basis for the initiation of any such proceedings or investigations of or before any court or government body against AET in respect of Existing Fund or any of Existing Fund’s properties or assets or any person whom AET in respect of Existing Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. AET in respect of Existing Fund is not a party to or subject to the provision of any order, decree or judgment of any court or government body which materially and adversely affects Existing Fund’s business or Existing Fund’s ability to consummate the transactions contemplated hereby. There are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of AET or Existing Fund, threatened against AET in respect of Existing Fund or any of its properties or assets, that are likely to have a material adverse effect on the ability of AET or Existing Fund to perform their obligations under this Agreement and to consummate the transactions contemplated hereby.

(f)

As of the Exchange Date, Existing Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of November 30, 2018, those incurred pursuant to this Agreement, and those incurred in the ordinary course of Existing Fund’s business as an investment company since such date. Prior to the Exchange Date, Existing Fund will advise New Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to November 30, 2018, whether or not incurred in the ordinary course of business.

(g)

No consent, approval, authorization, filing or order of any court, governmental authority or self-regulatory organization is required for the consummation by AET on behalf of Existing Fund of the transactions contemplated by this Agreement, except such as may be required under the laws of the State of Delaware, the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws, or the H-S-R Act.

(h)

Existing Fund has provided New Fund with written information reasonably necessary for the preparation of the Prospectus/Proxy Statement included in the Registration Statement, in connection with the meeting of the shareholders of the Existing Fund to approve this Agreement and the transactions contemplated hereby. All such written information provided by Existing Fund to New Fund complies in all material respects with the 1933 Act, the 1934 Act and the 1940 Act. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Existing Fund and the Exchange Date, the Prospectus/Proxy Statement and the Registration Statement including the documents contained or incorporated therein by reference and provided to New Fund, insofar as they relate to AET or Existing Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this Subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by New Fund to Existing Fund for use in the Registration Statement or the Prospectus/Proxy Statement or made without the permission of AET.

(i)

There are no material contracts outstanding to which Existing Fund is a party, other than as disclosed in, included as exhibits in or incorporated by reference into, any of the registration statement on Form N-1A of Existing Fund, the Existing Fund Prospectus and the Registration Statement and Prospectus/Proxy Statement.

(j)

AET and Existing Fund are not in violation in any material respect of any provisions of AET’s Amended and Restated Agreement and Declaration of Trust (the ”Agreement and Declaration of Trust”) or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which AET or Existing Fund is a party or by which AET or Existing Fund or their respective Assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(k)

All issued and outstanding shares of the beneficial interest of Existing Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and will have been issued in compliance with all applicable registration requirements of federal and state securities laws, including blue sky laws.

(l)

As of the Exchange Date, (i) Existing Fund has filed or will have filed all federal, state and other tax returns or reports that are required to be filed by Existing Fund by such date (after giving effect to any extensions); (ii) all such returns and reports were or will have been timely filed and were or will have been true, correct and complete in all material respects; and (iii) Existing Fund has timely paid or will have timely paid all federal, state or other taxes shown to be due on said returns or on any assessments received by Existing Fund. All tax liabilities of Existing Fund have been adequately provided for on its books, and to the knowledge of Existing Fund, no tax deficiency or liability of Existing Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. To the best of Existing Fund’s knowledge, as of the Exchange Date, Existing Fund will not be under any audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m)

Existing Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company” within the meaning of Section 851 et seq. of the Code in respect of the taxable year since the commencement of operations, and will continue meeting such requirements at all times through the Exchange Date. Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. Existing Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder.

(n)

At both the Valuation Time (as defined below) and the Exchange Date (as defined below), Existing Fund will have full right, power and authority to sell, assign, transfer and deliver the Assets and Liabilities of Existing Fund to be transferred to New Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Assets and Liabilities as contemplated by this Agreement, New Fund will acquire the Assets and Liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof.

(o)

Existing Fund has not been granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such taxes or tax return, except as otherwise disclosed in writing to New Fund.

(p)

No registration under the 1933 Act of any of the Investments (as defined below) would be required if they were, as of the time of such transfer, the subject of a public distribution by either of New Fund or Existing Fund, except as previously disclosed to New Fund by Existing Fund.

(q)

Existing Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

(r)

The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of AET and by all other necessary trust action on the part of AET and Existing Fund, other than shareholder approval as required by Section 7 hereof, and subject to such shareholder approval, this Agreement constitutes the valid and binding obligation of AET and Existing Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(s)

The New Fund Shares to be issued to Existing Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Existing Fund shareholders as provided in Section 4(d).

3. Reorganization.

(a)

Subject to the requisite approval of the shareholders of the Existing Fund and to the other terms and conditions contained herein, the Existing Fund agrees to sell, assign, convey, transfer and deliver to the New Fund, and New Fund agrees to acquire from Existing Fund, on the Exchange Date, the Assets of Existing Fund in exchange for that number of New Fund Shares provided for in Section 4 and the assumption by New Fund of the Liabilities of Existing Fund. Pursuant to this Agreement, the Existing Fund will, on the Exchange Date, distribute all of the New Fund Shares received by it to the shareholders of Existing Fund, in complete liquidation of Existing Fund. The New Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Existing Fund’s current and former Trustees and officers, acting in their capacities as such, under AET’s Agreement and Declaration of Trust and Bylaws as in effect as of the date of this Agreement shall survive the Reorganization as obligations of the New Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the New Fund, its successors or assigns.

(b)

The Existing Fund will pay or cause to be paid to the New Fund any interest, cash or such dividends, rights and other payments received by Existing Fund on or after the Exchange Date with respect to the Assets of Existing Fund received by New Fund on or after the Exchange Date. Any such distribution shall be deemed included in the Assets transferred to New Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made were priced so as to exclude such distribution at the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the Assets of Existing Fund acquired by New Fund.

(c)

The Valuation Time shall be as of the close of business of the New York Stock Exchange on June 30, 2019, or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the “Valuation Time”). For the avoidance of doubt, New Fund acknowledges that Existing Fund reserves the right to sell any of its Assets before the Valuation Time, as it deems necessary or appropriate in the ordinary course of its operations.

(d)

New Fund shall cause its adviser or another agent to deliver to the Existing Fund on the date of the Valuation Time a copy of a valuation report, prepared as of the Valuation Time, in respect of the Investments of the Existing Fund, which report shall be prepared in accordance with the procedures that New Fund will use in determining the net asset value of New Fund Shares and that will be disclosed in the registration statement on Form N-1A for New Fund (“New Fund Valuation Procedures”). SET and AET agree to use all commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences for prices of portfolio securities of the Existing Fund before they are acquired by the New Fund. As used in this Agreement, the term “Investments” shall mean Existing Fund’s investments and cash holdings shown on the schedule of its investments as of November 30, 2018 or an agreed upon more-recent date, as supplemented with such changes as Existing Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

(e)

Any transfer taxes payable upon the issuance of New Fund Shares in a name other than the registered holder of the New Fund Shares on the books of the Existing Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such New Fund Shares are to be issued and transferred.

(f)

The Existing Fund will, at least 30 business days before the Exchange Date, furnish SET, in respect of the New Fund, with a list of the then-held securities of Existing Fund being fair valued by Existing Fund or its administrator or being valued based on broker-dealer quotes obtained by Existing Fund or its administrator.

4. Exchange Date; Valuation Time.

On the Exchange Date, simultaneously the New Fund will deliver to the Existing Fund the number of full shares having an aggregate net asset value equal to the value of the Assets of Existing Fund transferred to New Fund on such date less the value of the Liabilities of Existing Fund assumed by New Fund on that date. In furtherance of the foregoing:

(a)

The net asset value of the New Fund Shares to be delivered to Existing Fund, the value of the Assets of Existing Fund to be transferred to New Fund and the value of the Liabilities of Existing Fund to be assumed by New Fund shall in each case be determined as of the Valuation Time.

(b)

The net asset value of the New Fund Shares shall be computed and the value of the Assets and Liabilities of Existing Fund shall be determined by New Fund, in cooperation with Existing Fund, pursuant to the New Fund Valuation Procedures and otherwise in accordance with the regular practice of SET and its agents for calculating the net asset value of the series of SET shares of beneficial interest. No transactional fee will be charged as a result of the Reorganization.

(c)	On the Exchange Date, New Fund shall assume the Liabilities of Existing Fund.

(d)

Existing Fund shall distribute the New Fund Shares to the shareholders of Existing Fund on the Exchange Date by furnishing written instructions to New Fund’s transfer agent, which will, on the Exchange Date, set up open accounts for the shareholders of Existing Fund in accordance with written instructions furnished by Existing Fund.

(e)

Each of AET and SET shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, share certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets, assumption of Liabilities and liquidation contemplated in this Agreement.

(f)

As soon as practicable after the Exchange Date, AET shall make all filings and take all steps as shall be necessary and proper to effect the termination of the Existing Fund under the laws of the State of Delaware. After the Exchange Date, the Existing Fund shall not conduct any business except in connection with its dissolution.

(g)

In the event that immediately prior to the Exchange Date (a) the NYSE or another primary trading market for portfolio securities of an Existing Fund or a New Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of Existing Fund Shares is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

5. Expenses, fees, ALPS.

Sprott and/or its affiliates shall bear the costs, fees and expenses incurred by SET, each New Fund, AET and each Existing Fund in connection with the preparation and filing of the Registration Statement, registration of New Fund Shares pursuant to the Registration Statement, and delivery of and solicitation of approval of Existing Fund shareholders to the Reorganization pursuant to the Prospectus/Proxy Statement including, without limitation, printing and mailing fees, fees of accountants and attorneys, the costs of holding each Existing Fund’s shareholder meetings and soliciting proxies and the costs of SET Board and AET Board review and approval of the Reorganization. Also, Sprott, and/or their affiliates shall bear all costs, fees, and expenses incurred in connection with the organization and initial registration of each New Fund and the registration in connection with the Reorganization of shares of each New Fund to be offered in the Reorganization, including without limitation, the New Fund Materials filed with the SEC in connection with the Reorganization (all such costs, fees and expenses set forth above in this Section 5 to be referred to as “Expenses”). Expenses shall be borne on an “as incurred” basis by Sprott and/or its affiliates. Notwithstanding any of the foregoing, expenses will in any event be paid by any party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of a New Fund or an Existing Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code. In the event the transactions contemplated by this Agreement are not consummated for any reason, Sprott, and/or their affiliates nonetheless shall bear the costs, fees and expenses in the manner provided in this Subsection.

6. Exchange Date.

Delivery of the Assets of the Existing Funds to be transferred, assumption of the Liabilities of the Existing Fund to be assumed and the delivery of the New Fund Shares to be issued shall be made at the offices of ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, at 6:00 a.m. local time before the commencement of business on the next full business day following the Valuation Time, or at such other time and date agreed to by each New Fund and each Existing Fund, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.”

7. Shareholder approval; dissolution.

(a)

AET, on behalf of each Existing Fund, agrees to solicit the consent of the shareholders of such Existing Fund, as soon as is practicable after the effective date of the Registration Statement and accompanying Prospectus/Proxy Statement for the purpose of approving the matters contemplated by this Agreement.

(b)

Each Existing Fund agrees that, as promptly as practicable after the Exchange Date, the liquidation, dissolution and termination of such Existing Fund will be effected in the manner provided in the Agreement and Declaration of Trust of AET in accordance with applicable law and that on and after the Exchange Date, such Existing Fund shall not conduct any business except in connection with its liquidation, dissolution and termination.

8. Tax Matters.

(a)

Each Existing Fund will deliver (or cause to be delivered) to its corresponding New Fund copies of all relevant tax books and records and will otherwise reasonably cooperate with such New Fund in connection with (i) the preparation and filing of tax returns for Existing Fund for tax periods ending on or before November 30, 2017 and (ii) the declaration and payment of any dividend or dividends, including pursuant to Section 855 of the Code, for purposes of making distributions of Existing Fund’s or New Fund’s, as applicable, (x) investment company taxable income (if any), net tax-exempt income (if any), and net capital gains (if any) in respect of a taxable year of Existing Fund or New Fund ending on or before November 30, 2017 of an amount or amounts sufficient for the Existing Fund to qualify for treatment as a regulated investment company under Subchapter M of the Code and to otherwise avoid the incurrence of any fund-level federal income taxes for any such taxable year and (y) ordinary income and capital gain net income in an amount or amounts sufficient to avoid the incurrence of any fund-level federal excise taxes under Section 4982 of the Code for any calendar year ending on or before December 31, 2017 in any case without any additional consideration therefor; it being understood that such books and records shall remain the property of and may be retained by AET following the provision of such copies thereof to the New Fund.

(b)

In addition to each Existing Fund’s obligations with respect to tax returns or reports described in paragraph 2(l) above, if a federal, state or other tax return or report of the Existing Fund with respect to the Existing Fund’s taxable year ending on November 30, 2018 (the “November 2018 Tax Return”) is due after the Exchange Date (after giving effect to any properly made extension), AET shall prepare (or cause to be prepared) such November 2018 Tax Return in such a manner so that the return is true, correct and complete. In addition, no later than thirty (30) days prior to such an November 2018 Tax Return’s due date (after giving effect to any properly made extension), (i) AET shall provide the New Fund with a copy of such November 2018 Tax Return, as proposed to be filed with the applicable tax authority, and notify that New Fund of any taxes or other fees or assessments (if any) proposed to be shown as due and payable on said November 2018 Tax Return, and (ii) AET shall make (or cause to be made) any changes to such November 2018 Tax Return as the New Fund may reasonably request, including, but not limited to, in respect of the amount of any taxes or other fees or assessments (if any) proposed to be shown as due and payable on such November 2018 Tax Return and the amount of any “spillback” dividend election proposed to be made pursuant to Section 855 of the Code, provided any such changes are agreed to by Tait, Weller & Baker LLP (the New Fund’s auditor). AET will timely file (or cause to be timely filed) any such November 2018 Tax Return with the applicable tax authority, and pay (or cause to be paid) any and all taxes or other fees or assessments shown to be due and payable on any such November 2018 Tax Return.

9. Conditions of each New Fund’s obligations.

The obligations of each New Fund hereunder shall be subject to the following conditions:

(a)

That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by (i) the affirmative vote of at least a majority of the trustees of AET (including a majority of those trustees who are not “interested persons” of AET, as defined in Section 2(a)(19) of the 1940 Act); and (ii) the requisite vote of the Existing Fund’s outstanding voting securities in accordance with the 1940 Act and the provisions of AET’s Agreement and Declaration of Trust and Bylaws, at a meeting of Existing Fund’s shareholders called for the purpose of acting on the matters set forth in the Prospectus/Proxy Statement.

(b)

That the corresponding Existing Fund shall have furnished to New Fund a statement of Existing Fund’s Assets and Liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs (bases) (including any adjustments thereto), all as of the Valuation Time, certified on Existing Fund’s behalf by AET’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Existing Fund since November 30, 2018, other than changes in the Investments and other assets and properties since that date, changes in the market value of the Investments and other assets of Existing Fund, changes due to net redemptions or changes due to dividends paid or losses from operations. Existing Fund also shall have furnished to New Fund any such other evidence as to the tax cost (basis) (including any adjustments thereto) of Existing Fund’s Investments as New Fund may reasonably request.

(c)

That AET, on behalf of the corresponding Existing Fund, shall have furnished to New Fund a statement, dated the Exchange Date, signed on behalf of Existing Fund by AET’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of AET and Existing Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that AET and Existing Fund have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied at or prior to the of such dates.

(d)

That, as of the Exchange Date, there shall not be any material litigation pending or threatened against AET or the Existing Fund that would seek to enjoin or otherwise prevent or materially delay the transactions contemplated by this Agreement.

(e)

That SET shall have received in form reasonably satisfactory to SET and dated the Exchange Date, an opinion of Thompson Hine LLP (which opinion will be subject to certain customary qualifications and limitations) substantially to the effect that, on the basis of the existing provisions of the Code, Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes: (i) New Fund’s acquisition of the Assets in exchange solely for the New Fund Shares and its assumption of the Liabilities, followed by the Existing Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Existing Fund Shares in liquidation of the Existing Fund, will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Existing Fund and New Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 1032(a) of the Code, no gain or loss will be recognized by New Fund upon the receipt of the Assets of the Existing Fund solely in exchange for the New Fund Shares and the assumption by New Fund of the Liabilities of the Existing Fund; (iii) under Section 361 of the Code, no gain or loss will be recognized by the Existing Fund upon the transfer of the Existing Fund’s Assets to New Fund solely in exchange for the New Fund Shares and the assumption by New Fund of the Liabilities of the Existing Fund or upon the distribution (whether actual or constructive) of New Fund Shares to the Shareholders in exchange for their Existing Fund shares; (iv) under Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders upon the exchange of their Existing Fund shares for the New Fund Shares in complete liquidation of the Existing Fund pursuant to the Reorganization; (v) under Section 358(a)(1) of the Code, the aggregate adjusted basis of the New Fund Shares received by each shareholder pursuant to the Reorganization will be the same as the aggregate adjusted basis of the Existing Fund Shares held by such shareholder immediately prior to the Reorganization; (vi) under Section 1223(1) of the Code, the holding period of the New Fund Shares received by each shareholder in the Reorganization will include the period during which the Existing Fund shares exchanged therefor were held by such shareholder (provided the Existing Fund shares were held as capital assets on the date of the Reorganization); (vii) under Section 362(b) of the Code, the adjusted basis of the Existing Fund’s Assets acquired by New Fund will be the same as the adjusted basis of such assets to the Existing Fund immediately prior to the Reorganization; (viii) under Section 1223(2) of the Code, the holding period of the assets of the Existing Fund in the hands of New Fund will include the period during which those assets were held by the Existing Fund; and (ix) New Fund will succeed to and take into account the items of the Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. The opinion will be based on factual certifications made by officers of the Existing Fund and New Fund, and on customary assumptions.

Notwithstanding the foregoing, the opinion may state that no opinion is expressed regarding: (i) whether New Fund or the Existing Fund qualifies or will qualify as a regulated investment company; (ii) the federal income tax consequences of the payment of Reorganization expenses by Sprott and/or its affiliates, except in relation to the qualification of the Reorganization as a reorganization under Section 368(a) of the Code; (iii) whether any federal income tax will imposed or required to be withheld under the Foreign Investment in Real Property Tax Act of 1980 with respect to any Existing Fund shareholder that is a foreign person; (iv) the effect of the Reorganization on the Existing Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting (including under Section 1256 of the Code); (v) the effect of the Reorganization on any shareholder of the Existing Fund that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting; (vi) whether accrued market discount, if any, on any market discount bonds held by the Existing Fund will be required to be recognized as ordinary income under Section 1276 of the Code as a result of the Reorganization; (vii) whether any gain or loss will be required to be recognized with respect to any Asset that constitutes stock in a passive foreign investment company (within the meaning of Section 1297(a) of the Code); and (viii) any state, local or foreign tax consequences of the Reorganization.

(f)

That the Assets of the corresponding Existing Fund to be acquired by New Fund will include no Assets which New Fund, by reason of charter limitations or of investment restrictions disclosed in the New Fund Materials in effect on the Exchange Date, may not properly acquire.

(g)

That New Fund shall have received from the Commission, any relevant state securities administrator, the Federal Trade Commission (the “FTC”) and the Department of Justice (the “Department”) such order or orders as Thompson Hine LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

(h)

That all actions taken by the corresponding Existing Fund in connection with the transactions contemplated by this Agreement, and all documents incidental thereto, shall be reasonably satisfactory in form and substance to the New Fund and Thompson Hine LLP.

(i)	That the corresponding Existing Fund’s custodian shall have delivered to New Fund a certificate identifying all of the Assets of Existing Fund held by such custodian as of the Valuation Time.

(j)

That the corresponding Existing Fund’s transfer agent shall have provided to New Fund (i) the originals or true copies of all of the records of Existing Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of Existing Fund outstanding as of the Valuation Time, and (iii) the name and address of the holder of record of any such shares and the number of shares held of record by the such shareholder.

(k)

That all of the issued and outstanding shares of beneficial interest of the corresponding Existing Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws.

(l)

That the corresponding Existing Fund shall have executed and delivered to New Fund an instrument of transfer dated as of the Exchange Date pursuant to which Existing Fund will assign, transfer and convey the Assets to New Fund on the Exchange Date, as valued in accordance with Section 4 of this Agreement, in connection with the transactions contemplated by this Agreement.

(o)

That the Registration Statement and the registration statement of the New Fund on Form N-1A shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of SET or the New Fund, threatened by the Commission.

(p)

SET shall have received on the Closing Date an opinion of Dechert LLP, counsel to AET and the corresponding Existing Fund, in a form reasonably satisfactory to the New Fund, covering the following points: (i) the Existing Fund is an investment series of AET, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and to such counsel’s knowledge, has the trust power to own all of its properties and assets and to carry on its business as presently conducted; (ii) the Existing Fund is a series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect; (iii) this Agreement has been duly authorized, executed and delivered by AET on behalf of the Existing Fund and, assuming due authorization, execution, and delivery of this Agreement by the New Fund, is a valid and binding obligation of the Existing Fund enforceable against the Existing Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles; (iv) assuming that a consideration of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Existing Fund’s registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Existing Fund are legally issued and fully paid and non-assessable, and no shareholder of the Existing Fund has any statutory preemptive rights in respect thereof; (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by AET of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws; (vi) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of AET’s Agreement and Declaration of Trust or By-laws, or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Existing Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which AET or the Existing Fund is a party or by which it or they are bound. Such opinion shall contain such assumptions and limitations as shall be in the opinion of Dechert LLP appropriate to render the opinions expressed therein.

(q)

SET, on New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, a sub-advisory contract and other agreements and plans necessary for New Fund’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement shall have been approved by SET’s Board and, to the extent required by law, by its trustees who are non-interested persons thereof and by Sprott or its affiliate as New Fund’s sole shareholder.

10. Conditions of each Existing Fund’s obligations.

The obligations of each Existing Fund hereunder shall be subject to the following conditions:

(a)

That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of at least a majority of the trustees of SET (including a majority of those trustees who are not “interested persons” of SET, as defined in Section 2(a)(19) of the 1940 Act).

(b)

That SET, on behalf of the corresponding New Fund, shall have executed and delivered to Existing Fund an assumption of liabilities instrument dated as of the Exchange Date pursuant to which New Fund will assume the Liabilities of Existing Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

(c)

That SET, on behalf of the corresponding New Fund, shall have furnished to Existing Fund a statement, dated the Exchange Date, signed on behalf of such New Fund by SET’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of SET and the New Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that SET and such New Fund have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied at or prior to the of such dates.

(d)

That, as of the Exchange Date, there shall not be any material litigation pending or threatened against SET or the corresponding New Fund that would seek to enjoin or otherwise prevent or materially delay the transactions contemplated by this Agreement.

(e)

That AET shall have received in form reasonably satisfactory to AET and dated the Exchange Date, an opinion of Thompson Hine LLP (which opinion will be subject to certain customary qualifications and limitations) substantially to the effect that, on the basis of the existing provisions of the Code, Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes (i) the New Fund’s acquisition of the Assets in exchange solely for the New Fund Shares and its assumption of the Liabilities, followed by the Existing Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Existing Fund Shares in liquidation of the Existing Fund, will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Existing Fund and New Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 1032(a) of the Code, no gain or loss will be recognized by New Fund upon the receipt of the Assets of the Existing Fund solely in exchange for the New Fund Shares and the assumption by New Fund of the Liabilities of the Existing Fund; (iii) under Section 361 of the Code, no gain or loss will be recognized by the Existing Fund upon the transfer of the Existing Fund’s Assets to New Fund solely in exchange for the New Fund Shares and the assumption by New Fund of the Liabilities of the Existing Fund or upon the distribution (whether actual or constructive) of New Fund Shares to the Shareholders in exchange for their Existing Fund shares; (iv) under Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders upon the exchange of their Existing Fund shares for the New Fund Shares in complete liquidation of the Existing Fund pursuant to the Reorganization; (v) under Section 358(a)(1) of the Code, the aggregate adjusted basis of the New Fund Shares received by each shareholder pursuant to the Reorganization will be the same as the aggregate adjusted basis of the Existing Fund Shares held by such shareholder immediately prior to the Reorganization; (vi) under Section 1223(1) of the Code, the holding period of the New Fund Shares received by each shareholder in the Reorganization will include the period during which the Existing Fund shares exchanged therefor were held by such shareholder (provided the Existing Fund shares were held as capital assets on the date of the Reorganization); (vii) under Section 362(b) of the Code, the adjusted basis of the Existing Fund’s Assets acquired by New Fund will be the same as the adjusted basis of such assets to the Existing Fund immediately prior to the Reorganization; (viii) under Section 1223(2) of the Code, the holding period of the assets of the Existing Fund in the hands of New Fund will include the period during which those assets were held by the Existing Fund; and (ix) New Fund will succeed to and take into account the items of the Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. The opinion will be based on factual certifications made by officers of the Existing Fund and New Fund, and on customary assumptions.

Notwithstanding the foregoing, the opinion may state that no opinion is expressed regarding: (i) whether New Fund or the Existing Fund qualifies or will qualify as a regulated investment company; (ii) the federal income tax consequences of the payment of Reorganization expenses by Sprott and/or its affiliates, except in relation to the qualification of the Reorganization as a reorganization under Section 368(a) of the Code; (iii) whether any federal income tax will imposed or required to be withheld under the Foreign Investment in Real Property Tax Act of 1980 with respect to any Existing Fund shareholder that is a foreign person; (iv) the effect of the Reorganization on the Existing Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting (including under Section 1256 of the Code); (v) the effect of the Reorganization on any shareholder of the Existing Fund that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting; (vi) whether accrued market discount, if any, on any market discount bonds held by the Existing Fund will be required to be recognized as ordinary income under Section 1276 of the Code as a result of the Reorganization; (vii) whether any gain or loss will be required to be recognized with respect to any Asset that constitutes stock in a passive foreign investment company (within the meaning of Section 1297(a) of the Code); and (viii) any state, local or foreign tax consequences of the Reorganization.

(f)

That all actions taken by or on behalf of the corresponding New Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to Existing Fund and Dechert LLP.

(g)

That the Registration Statement and the registration statement of corresponding New Fund on Form N-1A shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of AET, the Existing Fund, SET, or the New Fund threatened by the Commission.

(h)

That Existing Fund shall have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders as Dechert LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

(i)	At least 30 days before the Valuation Time, the corresponding New Fund shall have provided to Existing Fund a copy of the New Fund Valuation Procedures.

(j)

SET and AET shall have received on the Closing Date an opinion of Thompson Hine LLP, counsel to SET and the corresponding New Fund, dated as of the Closing Date, in a form reasonably satisfactory to AET, covering the following points: (i) the New Fund is an investment series of a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and to such counsel’s knowledge, has the trust power to own all of its properties and assets and to carry on its business as presently conducted; (ii) the New Fund is a series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect; (iii) this Agreement has been duly authorized, executed, and delivered by SET on behalf of the New Fund, and, assuming due authorization, execution and delivery of this Agreement by the Existing Fund, is a valid and binding obligation of the New Fund enforceable against the New Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles; (iv) assuming that a consideration of not less than the net asset value of the New Fund shares has been paid, the New Fund shares to be issued and delivered to the Existing Fund on behalf of the Existing Fund’s shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Existing Fund has any statutory preemptive rights in respect thereof; (v) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of SET’s Agreement and Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which SET is a party or by which it or any of its properties may be bound, or to the knowledge of its counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which SET or the New Fund is a party or by which it is bound; (vi) only insofar as they relate to the New Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown; (vii) in the ordinary course of such counsel’s representation of SET, and without having made any investigation, such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the New Fund, existing on or before the effective date of the Prospectus/Proxy Statement or the Closing Date required to be described in the Proxy Statement or to be filed as exhibits to the Prospectus/Proxy Statement which are not described or filed as required; (viii) in the ordinary course of such counsel’s representation of SET, and without having made any investigation, and except as otherwise disclosed, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to SET or any of its properties or assets and SET is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Prospectus/Proxy Statement; (ix) to the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by SET and the New Fund of the transaction contemplated herein, except as has and as may be obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws; (x) the Registration Statement and the post-effective amendment on Form N-1A filed by SET with the Commission to register the New Fund as a series of SET each is effective and no stop order has been issued by the Commission; and (xi) subject to sub-paragraph (x), as of the Closing Date with respect to the Reorganization, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Existing Fund, fee waiver or expense reimbursement undertakings, or sales loads of the New Fund from those fee amounts, undertakings and sales load amounts of the New Fund described in the Prospectus/Proxy Statement.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Thompson Hine LLP appropriate to render the opinions expressed therein.

11. Indemnification.

(a)

SET, out of each New Fund’s assets and property (including any amounts paid to the New Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless AET and the members of the AET’s Board of Trustees and AET’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which AET and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any material breach by SET, on behalf of the New Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any grossly negligent act, error, omission, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by SET or the members of SET’s Board of Trustees or its officers prior to the Exchange Date, provided that such indemnification by SET is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

(b)

AET, out of each Existing Fund’s assets and property (including any amounts paid to the Existing Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless SET and the members of SET’s Board of Trustees and SET’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which SET and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any material breach by AET, on behalf of the Existing Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any grossly negligent act, error, omission, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by AET or the members of AET’s Board of Trustees or its officers prior to the Exchange Date, provided that such indemnification by AET is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

(c)

The Indemnified Parties will notify the Indemnifying Party in writing within ten business days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 11. An Indemnifying Party shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 11, or, if it so elects, to assume at its expense by counsel reasonably satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Indemnifying Party elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Indemnifying Party’s obligation under this Section 11 to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Indemnifying Party will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 11 without the necessity of the Indemnified Parties first paying the same.

12. No broker or finder.

Each of the Existing Funds and the New Funds represents that there is no person who has dealt with it, or AET or SET, as applicable, who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

13. Termination.

At any time prior to the Exchange Date, an Existing Fund and its corresponding New Fund may, by mutual consent of the Board of Trustees of AET and the Board of Trustees of SET on behalf of Existing Fund and New Fund, respectively, terminate this Agreement. The Board of Trustees of AET, on behalf of the Existing Fund, may terminate this Agreement at any time prior to the Exchange Date if such Board determines that the consummation of the transactions contemplated by this Agreement is not in the best interest of the shareholders of the Existing Fund. The Existing Fund or the New Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, except for shareholder approval and receipt of a tax opinion, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by February 28, 2019, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Existing Fund and the New Fund.

14. Covenants, agreements, representations and warranties deemed material.

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by the of the parties, notwithstanding any investigation made by them or on their behalf.

15. Sole agreement; amendments.

This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof and constitutes the only understanding with respect to such subject matter. This Agreement may not be amended, nor waiver granted, except by a letter of agreement signed by the parties hereto (Sprott, solely with respect to any amendments or waivers to the section identified on the signature page to this Agreement with respect to Sprott); provided, however, that there shall not be any amendment that by law requires approval by shareholders of a party without obtaining such approval.

16. Governing law.

This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without giving effect to the choice of law provisions therein; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

17. Delaware statutory trust.

A copy of the Agreement and Declaration of Trust of SET is on file with the Commission, and notice is hereby given that this instrument is executed by or on behalf of the trustees of SET on behalf of the New Fund as trustees and not individually, and that the obligations of this instrument are not binding upon any of the trustees or officers of SET or shareholders of such New Fund individually, but are binding only upon the assets and property of a New Fund.

A copy of the Agreement and Declaration of Trust of AET is on file with the Commission, and notice is hereby given that this instrument is executed with the authority of the Board of Trustees of AET and that the obligations of this instrument are not binding upon any of the trustees or officers of AET or shareholders of an Existing Fund individually, but are binding only upon the assets and property of such Existing Fund.

It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, Shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of an Existing Fund or a New Fund as provided in AET’s Agreement Declaration of Trust or SET’s Agreement and Declaration of Trust, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

18. Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

19. Notices.

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by facsimile, courier or certified mail addressed to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203 (Attention: Legal Department) and to SET at c/o Sprott Asset Management LP, Royal Bank Plaza, 200 Bay Street, Toronto, Ontario, Canada M5J 21J1 (Attention: John Ciampaglia).

20. Recourse.

All persons dealing with an Existing Fund or a New Fund must look solely to the property of such Existing Fund or New Fund for the enforcement of any claims against such Existing Fund or New Fund, as the trustees, officers, agents and shareholders of either such Existing Fund or New Fund and the other series of AET and SET do not assume any liability for obligations entered into on behalf of any of the Existing Fund or New Funds.

21. Headings.

The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

22. Further Assurances.

Each of AET and SET shall use its reasonable best efforts in good faith to take or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable law, so as to permit the consummation of the transactions contemplated by this Agreement as promptly as practicable and otherwise to enable consummation of the transactions contemplated by this Agreement, and shall cooperate fully with one another to that end.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

ALPS ETF Trust, on behalf of its series listed on Exhibit A

By: /s/
Name: Edmund J. Burke
Title: Trustee and President

Sprott ETF Trust, on behalf of its series listed on Exhibit A

By: /s/
Name: John A. Ciampaglia
Title: President

Solely with respect to Section 5, Sprott Asset Management, LP

By: /s/
Name: John A. Ciampaglia
Title: Chief Executive Officer and Director

Exhibit A

Reorganization of Sprott Gold Miners ETF:
Existing Fund	New Fund
Sprott Gold Miners ETF, a series of AET	Sprott Gold Miners ETF, a series of SET

Reorganization of Sprott Junior Gold Miners ETF:
Existing Fund	New Fund
Sprott Junior Gold Miners ETF, a series of AET	Sprott Junior Gold Miners ETF, a series of SET

EXHIBIT B:

FINANCIAL HIGHLIGHTS

Existing Funds

The financial highlights table is intended to help you understand the Existing Funds’ financial performance for the fiscal periods noted below. Certain information reflects financial results for a single Existing Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the applicable Existing Fund (assuming reinvestment of all dividends and distributions).

The information through the year ended November 30, 2018 has been audited by Deloitte & Touche LLP, whose report, along with the Existing Funds’ financial statements, are included in the Existing Funds’ annual report, which is available upon request by calling the Existing Funds at 855.215.1425. This information for each Existing Fund is also available free of charge on the Existing Funds’ website at www.alpsfunds.com

For a share outstanding throughout the periods presented

Sprott Gold Miners ETF

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017		For the Year Ended November 30, 2016		For the Year Ended November 30, 2015	For the Period July 15, 2014 (Commencement of Operations) to November 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$19.82	$19.15		$12.97		$17.44	$25.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.07	0.04		(0.00	)(b)	0.10	0.02
Net realized and unrealized gain/(loss)	(4.51)	0.63		6.37		(4.52)	(7.58)
Total from investment operations	(4.44)	0.67		6.37		(4.42)	(7.56)
DISTRIBUTIONS:
From net investment income	(0.12)	(0.00	)(b)	(0.19)		(0.05)	—
Total distributions	(0.12)	(0.00	)(b)	(0.19)		(0.05)	—
Net increase/(decrease) in net asset value	(4.56)	0.67		6.18		(4.47)	(7.56)
NET ASSET VALUE, END OF PERIOD	$15.26	$19.82		$19.15		$12.97	$17.44
TOTAL RETURN(c)	(22.56)%	3.52%		49.82%		(25.44)%	(30.24)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$123,576	$164,545		$183,865		$112,158	$88,956
Ratio of expenses to average net assets	0.57%	0.57%		0.57%		0.57%	0.57	%(d)
Ratio of net investment income/(loss) to average net assets	0.39%	0.21%		(0.01)%		0.61%	0.31	%(d)
Portfolio turnover rate(e)	82%	101%		74%		78%	36%

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

For a share outstanding throughout the periods presented

Sprott Junior Gold Miners ETF

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Period March 31, 2015 (Commencement of Operations) to November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$31.48	$33.00	$19.65	$24.18
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) (a)	(0.06)	(0.09)	(0.05)	0.04
Net realized and unrealized gain/(loss)	(9.74)	(0.87)	13.56	(4.57)
Total from investment operations	(9.80)	(0.96)	13.51	(4.53)
DISTRIBUTIONS:
From net investment income	(0.05)	(0.56)	(0.16)	—
Total distributions	(0.05)	(0.56)	(0.16)	—
Net increase/(decrease) in net asset value	(9.85)	(1.52)	13.35	(4.53)
NET ASSET VALUE, END OF PERIOD	$21.63	$31.48	$33.00	$19.65
TOTAL RETURN(b)	(31.19)%	(2.99)%	69.35%	(18.73)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$36,776	$149,550	$47,857	$23,579
Ratio of expenses to average net assets	0.57%	0.57%	0.57%	0.57	%(c)
Ratio of net investment income/(loss) to average net assets	(0.22)%	(0.26)%	(0.14)%	0.29	%(c)
Portfolio turnover rate(d)	37%	74%	61%	71%
(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

New Funds

No financial highlights are provided for the New Funds because the New Funds are newly organized and have not yet offered shares. For financial statement purposes, each Existing Fund will be the accounting survivor of each Reorganization. As the accounting survivor, each Existing Fund’s operating history will be used for the New Fund’s financial reporting purposes after the consummation of each Reorganization.

STATEMENT OF ADDITIONAL INFORMATION

April 3, 2019

FOR THE REORGANIZATION OF OF THE FOLLOWING FUNDS:

Sprott Gold Miners ETF (SGDM) a series of ALPS ETF Trust 1290 Broadway, Suite 1100 Denver, Colorado 80203	Sprott Junior Gold Miners ETF (SGDJ) a series of ALPS ETF Trust 1290 Broadway, Suite 1100 Denver, Colorado 80203

IN EXCHANGE FOR SHARES OF Sprott Gold Miners ETF a series of Sprott ETF Trust c/o Sprott Asset Management LP Royal Bank Plaza 200 Bay Street Toronto, Ontario, Canada M5J 21J1	IN EXCHANGE FOR SHARES OF Sprott Junior Gold Miners ETF a series of Sprott ETF Trust c/o Sprott Asset Management LP Royal Bank Plaza 200 Bay Street Toronto, Ontario, Canada M5J 21J1

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus/Proxy Statement dated April 3, 2019, for the Special Meeting of Shareholders of ALPS ETF Trust (“AET”) with respect to the Sprott Gold Miners ETF (“SGDM” and an “Existing Fund”) and Sprott Junior Gold Miners ETF (“SGDJ” and an “Existing Fund” and, together with SGDM, collectively, the ”Existing Funds”), each a series of AET, in connection with an Agreement and Plan of Reorganization (the “Plan”) by and between AET, on behalf of each Existing Fund, and Sprott ETF Trust (“SET”), on behalf of each of Sprott Gold Miners ETF (“New SGDM Fund” and a “New Fund”) and Sprott Junior Gold Miners ETF (“New SGDJ Fund” and a ”New Fund” and, together with SGDM, collectively the ”New Funds”). Copies of the Prospectus/Proxy Statement may be obtained at no charge by calling 1-855-496-3837. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

INFORMATION INCORPORATED BY REFERENCE

Further information about the Existing Funds is contained in the following documents, which are incorporated herein by reference:

•	the Statement of Additional Information for the Existing Funds dated March 31, 2018;

•	Supplement to the Summary Prospectuses, Prospectus and Statement of Additional Information dated December 12, 2018

•

the Annual Report to Shareholders for the Existing Funds for the fiscal year ending November 30, 2018, which includes audited financial statements of the Existing Funds and the independent registered public accountants’ report thereon; and

•	the Semi-Annual Report to Shareholders for the Existing Funds for the fiscal period ending May 31, 2018, which includes unaudited financial statements of the Existing Funds.

Copies of the foregoing documents are available upon request and without charge by calling 1-855-496-3837.

The Statement of Additional Information for the New Funds is not yet effective and is subject to completion. The New Funds has not yet commenced operations and, therefore, has no financial statements and has not produced shareholder reports.

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements are not presented as the Existing Funds are being combined with the New Funds, each a newly-created series of Sprott ETF Trust, which do not have any assets or liabilities.

The information that follows constitutes the Statement of Additional Information for Sprott ETF Trust and the New Funds

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Trust currently consists of two investment portfolios: Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF (each a ”Fund” and collectively the ”Funds“). The Funds are a non-diversified management investment company under the Investment Company Act of 1940, as amended (the ”1940 Act“). The Trust was organized as a Delaware statutory trust on January 3, 2018. The shares of the Funds are referred to herein as ”Shares.” Sprott Asset Management LP (the ”Adviser”) acts as investment adviser to the Funds. ALPS Advisors, Inc. (the ”Sub-Adviser”) acts as sub-adviser to the Funds. Sprott Gold Miners ETF acquired all of the assets and liabilities of Sprott Gold Miners ETF (“Gold Predecessor Fund”), and Sprott Junior Gold Miners ETF acquired all of the assets and liabilities of Sprott Junior Gold Miners ETF (“Junior Predecessor Fund”), each a series of ALPS ETF Trust, in a tax-free reorganization. The Gold Predecessor Fund had the same investment objectives, strategies and policies as the Sprott Gold Miners ETF and the Junior Predecessor Fund had the same investment objectives, strategies and policies as the Sprott Junior Gold Miners ETF at the time of the Reorganization. Effective as of the date of this SAI, the Sprott Gold Miners index was changed from Sprott Zacks Gold Miners Index to Solactive Gold Miners Custom Factors Index and the Sprott Junior Gold Miners ETF’s index was changed from Sprott Zacks Junior Gold Miners Index to Solactive Junior Gold Miners Custom Factors Index.

The Funds offer and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a ”Creation Unit“). The Funds generally offer and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component“). The Trust reserves the right to permit or require the substitution of a ”cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are or will be listed on the NYSE Arca, Inc. (the ”Exchange” or ”NYSE Arca”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Funds generally consist of 50,000 Shares, though this may change from time to time. Creation Units are not expected to consist of fewer than 50,000 Shares. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Funds will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. An Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares of the Funds under any of the following circumstances: (i) if any of the requirements set forth in the Exchange rules are not continuously maintained; (ii) if the Exchange files separate proposals under Section 19(b) of the 1940 Act and any of the statements regarding: (a) the index composition; (b) the description of the Funds; (c) limitations on the Funds’ portfolio holdings or reference assets; (d) dissemination and availability of the index or intraday indicative values; or (e) the applicability of the Exchange listing rules specified in such proposals are not continuously maintained; (iii) if following the initial 12-month period beginning at the commencement of trading of the Funds, there are fewer than 50 beneficial owners of the Shares of the Funds; (iv) if the value of the Funds’ underlying index is no longer calculated or available or an interruption to the dissemination persists past the trading day in which it occurred or the underlying index is replaced with a new index, unless the new underlying index meets certain Exchange requirements; (v) if the intraday indicative value is no longer disseminated at least every 15 seconds during the Exchange’s regular market session and the interruption to the dissemination persists past the trading day in which it occurred; or (vi) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Funds from listing and trading upon termination of the Funds.

INVESTMENT POLICIES AND RISKS

A discussion of the risks associated with an investment in a Fund is contained in the prospectus for each Fund under the headings ”Summary Information—Principal Investment Strategies of the Fund” with respect to the applicable Fund, ”Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund and ”Additional Information About the Fund’s Investment Strategies and Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

General Considerations and Risks

An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

In the event that the securities in a Fund’s index is not listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

The Funds will file with the National Futures Association (“NFA”) a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Funds’ operations. Therefore, the Funds, the Adviser and Sub-Adviser (both with respect to the Funds) are not subject to registration or regulation as a commodity pool or CPO under the CEA. If the Funds become subject to these requirements, as well as related NFA rules, the Funds may incur additional compliance and other expenses.

Authorized Participant Concentration

Only an Authorized Participant (as defined in the Creations and Redemptions section of each Fund’s prospectus may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Borrowing

Each Fund may borrow money to the extent permitted under the 1940 Act, as interpreted or modified by regulation from time to time. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to 1⁄3 of the Fund’s total assets. A Fund also may borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets.

Specifically, provisions of the 1940 Act require the Funds to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of a Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three (3) days (not including Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

The Funds also may enter into certain transactions that can be viewed as constituting a form of borrowing or financing transaction by such Fund. To the extent a Fund ”covers” its obligations or liabilities by the segregation or ”earmarking” of assets, in accordance with procedures adopted by Board reasonably designed to be consistent with the regulations, rules and SEC staff interpretations under the 1940 Act, such borrowing will not be (i) considered a ”senior security” by the Fund or (ii) subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on a Fund’s NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. In addition, the Funds may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Concentration Risk

The Funds may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Funds’ investments more than the market as a whole, to the extent that the Funds’ investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Shares are subject to the risks of an investment in a portfolio of equity securities in an industry or group of industries in which the respective Fund’s Index is highly concentrated. In addition, because it is the policy of the Funds to generally invest in the securities that comprise it’s the Index, the securities held by such Fund may be concentrated in that industry or group of industries.

Currency Exchange Rate Risk

Each Fund may invest its assets in securities denominated in non-U.S. currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of a Fund’s investment and the value of the Shares. Because each Fund’s net asset value (“NAV”) is determined in U.S. dollars, a Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of a Fund’s holdings, measured in the foreign currency, increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in a Fund may change quickly and without warning and you may lose money.

Custody Risk

Less developed markets are more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories.

Cyber Security

In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, each Fund is susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service each Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-

attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Funds’ website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.

Cyber security failures or breaches by the Funds’ third party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent, and financial intermediaries) may cause disruptions and impact the service providers’ and the Funds’ business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate each Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Each Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or its third party service providers.

Each Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, each Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause each Fund’s investment in such securities to lose value.

Emerging Markets Risk

Each Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, each Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect each Fund’s value or prevent each Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Equity Securities

An investment in each Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Fluctuation of Net Asset Value

The net asset value (“NAV”) of each Fund’s Shares will generally fluctuate with changes in the market value of each Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply and demand for Shares on the Exchange. The Adviser cannot predict whether the Shares will trade below, at or above the NAV of the Shares of each Fund. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identify to, the same forces influencing the prices of the stocks of each Fund’s Index trading individually or in the aggregate at any point in time.

Foreign Securities

An investment in each Fund involves risks similar to those of investing in portfolios of equity securities traded on non-U.S. exchanges. These risks include market fluctuations caused by such factors as economic and political developments and changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in any of each Fund also involves certain risks and considerations not typically associated with investing in each Fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of each Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

ADRs, GDRs and EDRs

Each Fund may purchase equity securities of non-U.S. issuers. To the extent each Fund invests in equity securities of non-U.S. issuers, certain of each Fund’s investments in such securities may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, ”Depositary Receipts“). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other forms of Depositary Receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

Each Fund will not invest in any unlisted Depositary Receipt or any Depositary Receipt that the Adviser deems illiquid at the time of purchase or for which pricing information is not readily available. In general, Depositary Receipts must be sponsored, but each Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Emerging Markets

Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging market securities markets can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging market countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging market countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging market securities may also affect each Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies that are less favorable to investors such as policies designed to expropriate or nationalize ”sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees. These restrictions may limit each Fund’s investment in certain emerging market countries and may increase the expenses of each Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

Many emerging market countries lack the social, political, and economic stability characteristic of the United States. Political and social instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

Each Fund’s income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the emerging market countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Geographic Concentration Risk.

To the extent the Underlying Index and each Fund are significantly comprised of securities of issuers from a single country, each Fund would be more likely to be impacted by events or conditions affecting that country.

Gold and Silver Mining Industry Risk.

Because as currently constituted the Underlying Index is concentrated in the gold and silver mining industry, each Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. Competitive pressures may have a significant effect on the financial condition of such companies in the gold and silver mining industry. Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion. These prices may fluctuate substantially over short periods of time so each Fund’s Share price may be more volatile than other types of investments. In times of significant inflation or great economic uncertainty, gold, silver and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect each Fund’s returns. The production and sale of precious metals by governments or central banks or other large holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the supply and prices of precious metals. Economic and political conditions in those countries that are the largest producers of gold may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings. Some gold and precious metals mining operation companies may hedge their exposure to falls in gold and precious metals prices by selling forward future production, which may result in lower returns during periods when the price of gold and precious metals increases. The gold and precious metals industry can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices and tax and government regulations. If a natural disaster or other event with a significant economic impact occurs in a region where the companies in which each Fund invests operate, such disaster or event could negatively affect the profitability of such companies and, in turn, each Fund’s investment in them.

Index Management Risk

Unlike many investment companies, each Fund is not ”actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Investment Companies.

Each Fund may invest in the securities of other investment companies, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), each Fund may invest in the securities of another investment company (the ”acquired company”) provided that each Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of each Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of each Fund) having an aggregate value in excess of 10% of the value of the total assets of each Fund. To the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies in excess of the limits discussed above.

If each Fund invests in and, thus, is a shareholder of, another investment company, each Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Consistent with the restrictions discussed above and while they have no current intention to do so, each Fund may invest in different types of investment companies from time to time, including business development companies (“BDCs“). A BDC is a less common type of an investment company that more closely resembles an operating company than a typical investment company. BDCs generally focus on investing in, and providing managerial assistance to, small, developing, financially troubled, private companies or other companies that may have value that can be realized over time and with managerial assistance. Similar to an operating company, a BDC’s total annual operating expense ratio typically reflects all of the operating expenses incurred by the BDC, and is generally greater than the total annual operating expense ratio of a mutual fund that does not bear the same types of operating expenses. However, as a shareholder of a BDC, a Fund does not directly pay for a portion of all of the operating expenses of the BDC, just as a shareholder of a computer manufacturer does not directly pay for the cost of labor associated with producing such computers. As a result, the fees and expenses of a Fund that invests in a BDC will be effectively overstated by an amount equal to the ”Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses are not included as an operating expense of a Fund in a Fund’s financial statements, which more accurately reflect the Fund’s actual operating expenses.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Funds. The acquisition of each Fund’s Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act or as may at some future time be permitted by an exemptive order that permits registered investment companies to invest in each Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the respective Fund regarding the terms of the investment.

Issuer Risk

Fund performance depends on the performance of individual securities to which each Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Large Capitalization Companies

Stock prices of large capitalization companies may be less volatile than those of small- and mid-capitalization companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, and thus, returns on investments in securities of large companies could trail the returns on investments in securities of small- and mid-sized companies.

Liquidity Risk

It may be more difficult for the Funds to buy and sell significant amounts of some securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. Each Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities.

Market Risk

Overall market risks may also affect the value of each Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Metals and Mining Companies Risk

Each Fund will invest in securities that are issued by and/or have exposure to, companies primarily involved in the metals and mining industry. Investments in metals and mining companies may be speculative and subject to greater price volatility than investments in other types of companies. The profitability of companies in the metals and mining industry is related to, among other things, worldwide metal prices and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, each Fund’s Share price may be more volatile than other types of investments. In addition, metals and mining companies may be significantly affected by changes in global demand for certain metals, economic developments, energy conservation, the success of exploration projects, changes in exchange rates, interest rates, economic conditions, tax treatment, trade treaties, and government regulation and intervention, and events in the regions that the companies to which each Fund has exposure operate (e.g., expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments or repatriation of capital, military coups, social or political unrest, violence and labor unrest). Metals and mining companies may also be subject to the effects of competitive pressures in the metals and mining industry.

Metals and Mining Companies Risk

Each Fund will invest in securities that are issued by and/or have exposure to, companies primarily involved in the metals and mining industry. Investments in metals and mining companies may be speculative and subject to greater price volatility than investments in other types of companies. The profitability of companies in the metals and mining industry is related to, among other things, worldwide metal prices and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, each Fund’s Share price may be more volatile than other types of investments. In addition, metals and mining companies may be significantly affected by changes in global demand for certain metals, economic developments, energy conservation, the success of exploration projects, changes in exchange rates, interest rates, economic conditions, tax treatment, trade treaties, and government regulation and intervention, and events in the regions that the companies to which each Fund has exposure operate (e.g., expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments or repatriation of capital, military coups, social or political unrest, violence and labor unrest). Metals and mining companies may also be subject to the effects of competitive pressures in the metals and mining industry.

Micro Capitalization Risk

Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause each Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of micro capitalization companies are more likely to experience sharper swings in market value, less liquid markets in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, micro capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of micro capitalization companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, each Fund may be required to dispose of these securities over a larger period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Mid-Capitalization Companies

Stock prices of mid-capitalization companies may be more volatile than those of large capitalization companies and, therefore, each Fund’s Share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid, making it more difficult for each Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large capitalization companies and are more susceptible to adverse developments related to their products.

National Closed Market Trading Risk

To the extent that the underlying securities held by each Fund trade on foreign exchanges that may be closed when the securities exchange on which each Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., each Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to each Fund’s NAV that may be greater than those experienced by other exchange-traded Fund (“ETFs”).

Non-Correlation Risk

Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing each Fund’s securities holdings to reflect changes in the composition of the Underlying Index. These transaction costs may be higher for a Fund investing in foreign securities. Transaction costs, including brokerage costs, will decrease each Fund’s NAV to the extent not offset by the transaction fee payable by AP. Market disruptions and regulatory restrictions could have an adverse effect on each Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. It is also possible that each Fund may not replicate its Underlying Index to the extent it has to adjust its portfolio holdings in order to qualify as a ”regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations (including exchange listing standards), the Fund may not be able to invest in all securities included in its Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in its Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

The risk that the Fund may not match the performance of its respective Underlying Index may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of an Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on each Fund and its shareholders. For example, during a period where a Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Any gains due to the Index Provider’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders.

To the extent a Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on securities closing prices on local markets (i.e., the value of the Underlying Index is not based on fair value prices) or a Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, a Fund’s ability to track the Underlying Index may be adversely affected.

Non-Diversification Risk

Each Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of each Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, each Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Operational Risk

Each Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Funds service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Relationship to Gold and Silver Risk

The Underlying Index measures the performance of equity securities of companies engaged in gold and silver mining and related services in the precious metals sector. Each Underlying Index does not measure the performance of direct investment in gold and silver and, therefore, may not move in the same direction and to the same extent as the spot prices of gold and silver.

Regulatory Action Risk

The mining, refining and/or manufacturing of metals may be significantly affected by regulatory action and changes in governments. For example, China, which produces approximately 80% of the world’s rare earth supplies, has ended its former export quota for rare earth metals following a World Trade Organization (“WTO”) ruling. Future moves by China or other countries essential to the producing, refining or recycling of rare earth metals to limit exports could have a significant adverse effect on industries around the globe and on the values of the businesses in which each Fund invests. Moreover, while it is expected that China will consume a large percentage of the rare earth metals produced within the country to support its growing economy, China has shown a willingness to flood the market for rare earth metals thereby causing many companies to shut down.

Sector Risk

Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, each Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which each Fund may more heavily invest will vary.

Materials Sector Risk

Each Fund’s assets will be concentrated in the materials sector, which means each Fund will be more affected by the performance of the materials sector than a fund that is more diversified. Many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

Securities Lending

Each Fund may lend portfolio securities to certain borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Each Fund may terminate a loan at any time and obtain the return of the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. Each Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

Each Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees of the Trust (the ”Board”) who administer the lending program for each Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from each Fund to borrowers, arranges for the return of loaned securities to each Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), ”gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Investing cash collateral subjects the Fund to greater market risk, including losses on the collateral and, should a Fund need to look to the collateral in the event of the borrower’s default, losses on the loan secured by that collateral.

Short-Term Instruments

Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity for cash equitization, funding, or under abnormal market conditions. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase ”Prime-1” by Moody’s or ”A-1” by Standard & Poor’s Financial Services LLC, or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser are of comparable quality to obligations of U.S. banks which may be purchased by each Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Small and Medium Capitalization Stock Risk

The stocks of small and medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Tax Risks

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when each Fund makes distributions or you sell Shares.

Trading Risk

Each Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of each Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. The NAV of Shares will fluctuate with changes in the market value of each Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand on the Exchange. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Any of these factors, discussed above and further below, may lead to Shares trading at a premium or discount to each Fund’s NAV.

Absence of Prior Active Market

While each Fund’s Shares are listed on an Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. The Distributor does not maintain a secondary market in Shares.

Trading Issues

Trading in Shares on an Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on an Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of an Exchange necessary to maintain the listing of each Fund will continue to be met or will remain unchanged.

Valuation Risk

The sale price each Fund could receive for a security may differ from a Fund’s valuation of the security, particularly for securities or assets that trade low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or assets in each Fund’s portfolio may change on days when shareholders will not be able to purchase or sell a Fund’s shares.

INVESTMENT RESTRICTIONS AND POLICIES

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed without the approval of the holders of a majority of the respective Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of a Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund. Under these restrictions:

1.

A Fund may not make loans, except that a Fund may: (i) lend portfolio securities; (ii) enter into repurchase agreements; (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) participate in an interfund lending program with other registered investment companies;

2.	A Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.	A Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.

A Fund may not purchase or sell real estate, except that a Fund may: (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by a Fund as a result of the ownership of securities;

5.

A Fund may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;

6.

A Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; and

7.

A Fund may not purchase any security if, as a result of that purchase, more than 25% of a Fund’s net assets would be invested in securities of issuers having their principal business activities in the same industry or group of industries, except that a Fund may invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries if the index whose performance a Fund seeks to replicate concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be continuously complied with.

BOARD OF TRUSTEES OF THE TRUST

The Board of the Trust consists of five Trustees, all of whom are not ”interested persons” (as defined in the 1940 Act), of the Trust (“Independent Trustees“). The Board is responsible for overseeing the management and operations of the Trust, including the general oversight of the duties and responsibilities performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration, operation, and business affairs of the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, the Trust’s other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. In reaching its conclusion, the Board also has considered the (i) experience, qualifications, attributes and/or skills, among others, of its members, (ii) each member’s character and integrity, (iii) the length of service as a board member of the Trust, (iv) each person’s willingness to serve and ability to commit the time necessary to perform the duties of a Trustee, and (v) as to each Independent Trustee, such Trustee’s status as not being an ”interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee.

References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute the holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

The Board is also responsible for overseeing the nature, extent, and quality of the services provided to each Fund by the Adviser and Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Investment Advisory Agreement with the Adviser or Sub-Advisory Agreement with the Sub-Adviser, the Board or its designee may meet with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and each Fund’s investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund or Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, each Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of each Fund’s financial statements, focusing on major areas of risk encountered by each Fund and noting any significant deficiencies or material weaknesses in each Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of each Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect each Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Independent Trustees

Name, Address [1] and Age	Position(s) Held with the Trust	Term of Office [2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During the Past Five Years

Michael W. Clark, 57	Trustee	Since September, 2018	President, Chief Operating Officer, Chief Risk Officer, and Head of Executive Committee of Chilton Investment Company since 2005; and Director of Sprott Focus Trust, Inc. since 2015.	2	Directors of Chilton Investment Company since 2005

Barbara Connolly Keady, 57	Trustee	Since September, 2018	Director of New Business Development at Ceres Partners since 2010; and Director of Sprott Focus Trust, Inc. since 2015.	2	None

Peyton T. Muldoon, 48	Trustee	Since September, 2018	Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm (since 2011); and Director of Sprott Focus Trust, Inc. since 2017.	2	None

James R. Pierce, Jr., 62	Trustee	Since September, 2018	Chairman of JLT Specialty Insurance Services, Inc. since September 2014. Global Lead in Marine and Energy Operations at Marsh from 2006 to 2014; Director of Sprott Focus Trust, Inc. since 2015.	2	Chairman of the Board of I Am Waters Foundation

1.	The address for each Trustee is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.
2.	Each Trustee serves until resignation, death, retirement or removal.

Interested Trustee and Officer

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office [2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During the Past Five Years

John Ciampaglia, 48	President and Trustee	Since September, 2018	Senior Managing Director of Sprott Inc. and Chief Executive Officer of Sprott Asset Management, Inc. (Since 2010)	N/A	N/A

Thomas W. Ulrich, 54	Secretary, Chief Compliance Officer	Since September, 2018	In-House Counsel and
Chief Compliance Officer
of Sprott Asset
Management USA Inc.
(since October, 2012); In-
House Counsel and Chief
Compliance Officer of
Sprott Global Resource
Investments Ltd. (since
October, 2012); Chief
Compliance Officer,
Altegris Advisors, L.L.C.
(from July, 2011 to
October, 2012); Principal,
General Counsel and
Chief Compliance Officer
of Geneva Advisors
(March, 2005 to July,
			2011).	N/A	N/A

Varinder Bhathal, 47	Treasurer and Chief Financial Officer	Since September, 2018	Managing Director, Finance and Investment Operation of Sprott, Inc. (since October 2017); and Chief Financial Officer of Sprott Private Wealth LP (since 2016).

1.	The address for each Trustee and officer is is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.
2.	Each Trustee serves until resignation, death, retirement or removal.

Board Committees

The Board has an Audit Committee consisting of all Trustees who are Independent Trustees. Ms. Connolly Keady currently serves as a member of the Audit Committee and has been designated as an ”audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Mr. Clark, an Independent Trustee, is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board.

The Board also has a Nominating Committee consisting of all Trustees who are Independent Trustees. Mr. Pierce, an Independent Trustee, is the Chairman of the Nominating Committee. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust at the Trust’s address and the shareholder communication will be forwarded to the

Committee Chairperson for evaluation In considering Trustee nominee candidates, the Nominating Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of the Audit Committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that (i) not all risks that may affect the Trust can be identified, (ii) it may not be practical or cost-effective to eliminate or mitigate certain risks, (iii) it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and (iv) the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, and Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of the Funds as of February 28, 2019.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Trust (as of February 28, 2019)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (as of February 28, 2019)
Michael W. Clark	None	Over $100,000
Barbara Connolly Keady	None	$10,001—$50,000
Peyton T. Muldoon	None	None
James R. Pierce, Jr.	None	$10,001—$50,000

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in the Adviser or ALPS Portfolio Solutions Distributor, Inc. (“Distributor”), or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Shareholder Communications to the Board

Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Remuneration of Trustees

Each current Independent Trustee is paid an annual retainer of $10,000 for his or her services as a Board member to the Funds, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings.

Annual Trustee fees may be reviewed periodically and changed by the Board.

Both the Funds and the Trust are new and thus information about the compensation paid to the Trustees by the Trust for its most recent fiscal year is not available.

Limitation of Trustees’ Liability

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-laws.

However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The following information supplements and should be read in conjunction with the section in the Prospectus for each Fund entitled ”Management of the Fund.”

Investment Adviser

Sprott Asset Management LP acts as investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Funds (“Advisory Agreement”) and, pursuant to the Advisory Agreement, is responsible for the day-to-day investment management of the Funds. The Adviser is wholly-owned by Sprott Asset Management GP Inc., which is owned by Sprott Inc., a publicly traded company.

Each Fund pays the Adviser a management fee (“Management Fee”) under the Advisory Agreement in return for providing investment management, investment advisory and supervisory services and for being obligated to pay certain Fund expenses discussed above. The Adviser is paid a monthly Management Fee at an annual rate of 0.35% of the average daily net assets of each Fund. The Board of Trustees of the Trust has approved the management fee for each Fund.

The Adviser agrees to reimburse each Fund’s expenses and/or waive a portion of the investment advisory, sub-advisory, and other fees (not including Distribution and/or Service (12b-1) fees (if any), acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) that the Adviser is entitled to receive to the extent necessary for each Fund to maintain a total annual expense ratio not exceeding 0.50%. Each Fund’s fee waiver/expense reimbursement arrangements with the Adviser permit the Adviser to recapture only if any such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Each party also agrees the waivers shall continue through the end of the period ended June 30, 2021.

A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreements for each Fund will be available in each Fund’s semi-annual report to shareholders for the period ended May 31, 2019.

Pursuant to the Advisory Agreement, each Fund has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. The Advisory Agreement is terminable upon 60 days’ notice by the Board and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Sub-Adviser

ALPS Advisors, Inc. acts as investment sub-adviser to each Fund pursuant to a sub-advisory agreement between the Sub-Adviser and the Adviser with respect to each Fund (“Sub-Advisory Agreement”) and, pursuant to the Sub-Advisory Agreement, is responsible for the day-to-day management of the portfolio for each Fund, subject to the oversight of the Adviser and the Board.

Under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee as indicated in the table below:

Average Assets*	Sub-Advisory Fee**
Up to $250 million	0.04%
$250 million—$500 million	0.03%
Above $500 million	0.02%
*	Subject to the following annual minimums per fund sub-advised by ALPS for Sprott: (i) first two funds: $40,000 per fund; (ii) additional funds: $30,000 per fund.
**	Annual rate stated as a percentage of the average daily net assets of the Fund.

Pursuant to the Sub-Advisory Agreement, each Fund has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. The Sub-Advisory Agreement is terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Other Accounts Managed by the Portfolio Managers

Name of Portfolio Manager	Other Accounts Managed (As of March 1, 2019)			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Ryan Mischker	Registered investment companies	16	$12.3billion	N/A	N/A

	Other pooled investment vehicles	N/A	N/A	N/A	N/A

	Other accounts	N/A	N/A	N/A	N/A

Andrew Hicks	Registered investment companies	16	$12.3 billion	N/A	N/A

	Other pooled investment vehicles	N/A	N/A	N/A	N/A

	Other accounts	N/A	N/A	N/A	N/A

Portfolio Manager Compensation

Mr. Mischker and Mr. Hicks are paid a base salary, plus a discretionary bonus. The bonus for Mr. Mischker and Mr. Hicks is determined by the business unit’s revenue and profitability as well as the individual’s contribution to the business unit. The bonus for Mr. Mischker and Mr. Hicks is discretionary and is not based specifically on portfolio performance.

Portfolio Manager Share Ownership

As of February 28, 2019, the Portfolio Managers did not beneficially own shares of the New Funds.

Conflicts of Interest

A conflict of interest may arise as a result of the Portfolio Managers being responsible for multiple accounts, including the Funds that may have different investment guidelines and objectives. In addition to the Funds, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Funds as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Funds or the other account. The other accounts may have similar investment objectives or strategies as the Funds, may track the same benchmarks or indices as each Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the Funds. The Portfolio Managers may be responsible for accounts that have different advisory fee schedules, such as performance-based fees, which may create an incentive for the Portfolio Managers to favor one account over another in terms of access to investment opportunities or the allocation of the Portfolio Managers’ time and resources. The Portfolio Managers may also manage accounts whose investment objectives and policies differ from those of the Funds, which may cause the Portfolio Managers to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Funds.

To address and manage these potential conflicts of interest, the Adviser has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies and oversight by investment management and the Compliance team.

Custodian and Transfer Agent

State Street Bank and Trust Company (“SSB”) serves as custodian for the Funds pursuant to a Custodian Agreement. As custodian, SSB holds each Fund’s assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses. SSB also serves as transfer agent for the Funds pursuant to a Transfer Agency and Service Agreement. As compensation for the foregoing services, SSB receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the management fee.

Administrator

ALPS Fund Services, Inc. (“ALPS Fund Services”) serves as the Trust’s administrator. Pursuant to an administration agreement, ALPS Fund Services provides certain administrative, bookkeeping and accounting services to the Trust. For the services, ALPS Fund Services receives a fee, accrued daily and paid monthly by the Fund. ALPS Fund Services is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Distributor

ALPS Portfolio Solutions Distributor, Inc. (“Distributor”) serves as the distributor of Creation Units for the Trust on an agency basis. The Trust has entered into a Distribution Agreement with the Distributor (“Distribution Agreement”), under which the Distributor, as agent, reviews and approves orders by Authorized Participants to create and redeem shares in Creation Units. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA“). Shares will be continuously offered for sale only in Creation Units. The Distributor will deliver a prospectus to Authorized Participants purchasing Shares in Creation Units and will maintain records of confirmations of acceptance furnished by it to Authorized Participants. The Distributor has no role in determining the investment policies of each Fund or which securities are to be purchased or sold by each Fund. No compensation is payable by the Trust to the Distributor for such distribution services. However, the Adviser has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement.

The Distributor may also enter into agreements with securities dealers (“Dealers”) who will assist in the distribution of Shares. The Distributor will only enter into agreements with firms wishing to purchase Creation Units if the firm qualifies as an Authorized Participant (as discussed in ”Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of each Fund and (ii) by the vote of a majority of the Trustees who are not ”interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker or other investment professional for more information regarding any payments his or her Intermediary firm may receive.

Any payments made by the Adviser or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.

Securities Lending Agent

To the extent the New Funds engage in securities lending, a securities lending agent for the Funds (the “Securities Lending Agent”) will be appointed pursuant to a written agreement (the ”Securities Lending Agency Agreement”), who will be subject to the overall supervision of the Adviser.

If a New Fund engages in securities lending, the Fund will retain a portion of the securities lending income and remit the remaining portion to the Securities Lending Agent as compensation for its services. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. The Securities Lending Agent will bear all operational costs directly related to securities lending.

Because each New Fund is newly launched, no securities lending services have been provided, and the Funds had no income and fees/compensation related to their securities lending activities.

Counsel

Thompson Hine LLP is counsel to the Trust, including the Funds and the Trustees that are not interested persons of the Trust, as that term is defined in the 1940 Act.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP serves as the Trust’s independent registered public accounting firm and audits each New Fund’s financial statements and performs other related audit services.

PORTFOLIO HOLDINGS DISCLOSURE

Each Fund’s portfolio holdings are publicly disseminated each day each Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual Cash Amounts is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of each Fund. The Trust, the Adviser, Administrator, Custodian and Distributor will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for each Fund will be available on the SEC’s website at http://www.sec.gov. Each Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090.

CODE OF ETHICS

The Trust and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by each Fund (which may also be held by persons subject to the codes of ethics). Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by each Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-888-622-1813 or on the Funds’ website, and on the SEC’s website at http://www.sec.gov. Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for each Fund is available through by writing to Sprott ETF Trust at 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1. Each Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for each Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude each Fund and the Sub-Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Sub-Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Sub-Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. ”Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Sub-Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute each Fund’s portfolio transactions may include each Fund’s Authorized Participants (as discussed in ”Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute each Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including ”cash-in-lieu” (as described below under ”Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under ”Purchase and Redemption of Shares in Creation Units—Creation Transaction Fee” and ”—Redemption Transaction Fee”, each Fund may determine to not charge a variable fee on certain orders when the Sub-Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of each Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to executed each Fund’s portfolio transactions in connection with such orders.

Each Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The Sub-Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of each Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of each Fund and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as each Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to each Fund. The primary consideration is prompt execution of orders at the most favorable net price.

In certain instances, the Sub-Adviser may find it efficient for purposes of seeking to obtain best execution, to aggregate or ”bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as each Fund is concerned, in other cases it could be beneficial to each Fund. Transactions effected by Sub-Adviser or the other affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

Each Fund’s purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that the Sub-Adviser manages or advises. If purchases or sales of portfolio securities of a Fund and one or more other accounts managed or advised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among a Fund and the other accounts in a manner deemed equitable to all by Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as each Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. The Sub-Adviser may deal, trade and invest for its own account in the types of securities in which the Fund may invest. The Sub-Adviser may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus for each Fund under the headings ”Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund, ”Additional Information About the Fund’s Investment Strategies and Risks—Risks of Investing in the Fund,” “Shareholder Information—Determination of NAV” and ”Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of each Fund are listed on the Exchange and will trade in the secondary market at prices that may differ to some degree from its NAV. The Exchanges may but are not required to remove the Shares of a Fund from listing if: (1) following the initial twelve (12) month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of the Underlying Index or portfolio of securities on which a Fund is based is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met.

As in the case of other securities traded on an Exchange, brokers’ commissions on transactions are based on negotiated commission rates at customary levels.

In order to provide investors with a basis to gauge whether the market price of the Shares on an Exchange is approximately consistent with the current NAV on a per Share basis, every 15 seconds throughout the Exchange’s regular trading hours, an estimated intra-day NAV is calculated and disseminated in accordance with the relevant listing standards of the Exchange. Each Fund is not involved in or responsible for the calculation or dissemination of the intra-day NAV and makes no warranty as to its accuracy.

An intra-day NAV is based on a securities component and a cash component (or an all cash amount) that comprises that day’s Creation Deposit (as defined below), as disseminated prior to that Business Day’s commencement of trading.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled ”Shareholder Information—Buying and Selling Exchange-Traded Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as ”Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a ”street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS

General

Each Fund will issue and sell Shares only in Creation Units on a continuous basis, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant (defined below) that is not ”qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

A ”Business Day” with respect to the Funds is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit

The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the ”Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the Fund’s Index and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a ”cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the ”Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The ”Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, ”custom orders“). The Trust also reserves the right to include or remove Deposit Securities from the basket in anticipation of Index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of a Fund Deposit, in the composition of the subject Index being tracked by a Fund or resulting from certain corporate actions.

Procedures for Creation of Creation Unit Aggregations

To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of each Fund, an entity must be (i) a ”Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the ”Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see ”Book Entry Only System“). In addition, each Participating Party or DTC Participant (each, an ”Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the ”Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the ”Placement of Creation Orders Using Clearing Process” and the ”Placement of Creation Orders Outside Clearing Process” sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are affected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

With respect to a Fund that invests in non-U.S. securities, the Custodian shall cause the sub-custodian of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or ”cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized Participant on its own or another investor’s behalf by the closing time of the regular trading session on a Fund’s listing Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m., Eastern Time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

Placement of Creation Orders Using Clearing Process

The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits (for a Fund if it is eligible to utilize the Clearing Process) made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process

Fund Deposits made outside the Clearing Process (including all Fund Deposits made for a Fund that are not eligible to utilize the Clearing Process) must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of a Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the second (2nd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) (if a Fund can utilize the Clearing Process) and in the circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See Creation Transaction Fee section below).

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of a Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the ”Additional Cash Deposit“). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the second Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Unit Aggregations

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the applicable Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining a Fund’s Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Sub-Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation and Redemption Transaction Fee

Authorized Participants may be required to pay a creation or redemption fee for purchasing or redeeming Creation Units. Creation and redemption transactions for the Fund are subject to a creation or redemption fee, payable to SSB, in the amount listed in the table below, irrespective of the size of the order.

An additional variable charge may be imposed for creations effected outside the Clearing Process (with respect to Fund that could utilize the Clearing Process).

In addition, in the case of cash creations or where the Trust permits or requires an Authorized Participant to substitute cash in lieu of depositing a portion of the Deposit Securities, the Authorized Participant may be assessed an additional variable charge to compensate the Fund for the costs associated with purchasing the applicable securities. The Trust may adjust these fees from time to time based upon actual experience. As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases“). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s or Sub-Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser or Sub-Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The standard creation or redemption transaction fee for the Fund is $500.

Redemption of Fund Shares in Creation Units Aggregations

Fund Shares may be redeemed only in Creation Unit Aggregations at the Fund’s NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. The Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) has full legal authority and legal right to tender for redemption the requisite number of Shares of the applicable Fund and to receive the entire proceeds of the redemption, and (ii) if such Shares submitted for redemption have been loaned or pledged to another party or are the subject of a repurchase agreement, securities lending agreement or any other arrangement effecting legal or beneficial ownership of such Shares being tendered there are no restrictions precluding the tender and delivery of such Shares (including borrowed Shares, if any) for redemption, free and clear of liens, on the redemption settlement date. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

If the Fund that effects redemptions wholly or partly in-kind, the Custodian, through the NSCC, makes available prior to the opening of business on the Fund’s listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions (or partial cash redemptions) are available or specified for the Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities — as announced on the Business Day of the request for redemption received in proper form — plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the ”Cash Redemption Amount”), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The Fund may effect redemptions largely or wholly in cash.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee

A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for the Fund may be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities that will not be delivered as part of an in-kind redemption order (“Market Sales“). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were sold by the Trust and the cash in lieu amount (which amount, at the Investment Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and taxes. To the extent applicable, brokerage commissions incurred in connection with the Trust’s sale of portfolio securities will be at the expense of the Fund and will affect the value of all Shares of the Fund; but the Adviser or Sub-Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Redemption Amount to protect ongoing shareholders. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. The standard redemption transaction fees for the Fund otherwise are the same as the standard creation fees set forth above. In no event will a redemption transaction fee exceed 2% of the amount redeemed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order.

Placement of Redemption Orders Using Clearing Process

Orders to redeem Creation Unit Aggregations through the Clearing Process (for the Fund eligible to utilize the Clearing Process) must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the second NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process

Orders to redeem Creation Unit Aggregations outside the Clearing Process (including all redemption orders for the Fund not eligible to utilize the Clearing Process) must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the ”DTC Cut-Off-Time”) and 2:00 p.m., Eastern Time for any Cash Component, if any owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within two Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust. If the Fund invests in non-U.S. securities, however, due to the schedule of holidays in certain countries, the delivery of in-kind redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. In addition, if the Fund invests in non-U.S. securities, in connection with taking delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant action on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

If the Fund effects redemptions wholly or partly in-kind, if it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Regular Holidays

The Fund that invests in non-U.S. securities generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of ”T” plus two Business Days (i.e., days on which the national securities exchange is open). The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus two or T plus one in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for each such Fund, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as ”informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

DETERMINATION OF NET ASSET VALUE

NAV for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of the Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating the Fund’s net asset value per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust’s pricing procedures require the Valuation Committee to determine a security’s fair value. In determining such value, the Valuation Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators. In these cases, the Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled ”Shareholder Information—Distributions.”

General Policies

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least semi-annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Dividend Distributions

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per Share. Distributions reinvested in additional Shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

TAXES

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This ”Taxes” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Funds

Each Fund will elect and intends to qualify each year to be treated as a separate RIC under the Code. As such, each Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. To qualify for treatment as a RIC, each Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the ”Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the ”Qualifying Income Requirement”); and (ii) at the end of each quarter of a Fund’s taxable year, a Fund’s assets must be diversified so that (a) at least 50% of the value of a Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of a Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which a Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which a Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the ”Diversification Requirement”).

It may not be possible for the Funds to fully implement a replication strategy or a representative sampling strategy while satisfying the Diversification Requirement. The Funds’ efforts to satisfy the Diversification Requirement may affect each Funds execution of its investment strategy and may cause each Fund’s return to deviate from that of the Index, and each Fund’s efforts to represent the Index using a sampling strategy, if such a strategy is used at any point, may cause it inadvertently to fail to satisfy the Diversification Requirement.

To the extent each Fund makes investments that may generate income that is not qualifying income, including certain derivatives, each Fund will seek to restrict the resulting income from such investments so that each Fund’s non-qualifying income does not exceed 10% of its gross income.

Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If either Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, a Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where a Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

Each Fund may elect to treat part or all of any ”qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such ”qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A ”qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as ”post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the Fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.

The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at rates of up to 20%.

Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares.

Qualified dividend income includes, in general and subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an ETF or an underlying fund taxable as a RIC or a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund or REIT. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if the Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

In the case of corporate shareholders, certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 70% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the Fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a ”surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their ”net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a ”substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when Shares on which the distribution was received are sold. After a shareholder’s basis in Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale of Shares

A sale, redemption, or exchange of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (the ”IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing ”wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation of Fund Investments

Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC. To the extent the Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

Backup Withholding

The Fund will be required in certain cases to withhold (as ”backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to ”backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Foreign Shareholders

Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and shareholders are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an ”interest-related dividend” or a ”short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Unless certain non-U.S. entities that hold Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities and with respect to redemptions and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in the Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI“). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements

Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

State Tax

In those states that have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under ”Description of Permitted Investments” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Options, Futures, Forward Contracts and Hedging Transactions. In general, option premiums received by the Fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts“). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are ”marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options and forward contracts) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund-level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the Shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat such gain or loss as capital.

PFIC Investments. The Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any ”excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Securities Lending. While securities are loaned out by the Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made ”in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made ”in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in Securities of Uncertain Tax Character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

CAPITAL STOCK

The Trust currently is comprised of four investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional series of the Trust.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of such Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all Fund vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other Fund, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

SHAREHOLDER REPORTS

The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

Shareholder inquiries may be made by writing to the Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

FINANCIAL STATEMENTS

Financial statements for the Fund are not available because, as of the date of this SAI, the Fund has no financial information to report. The Trust’s Annual Report and Semi-Annual Report for the Fund will be available at no charge by calling 1.866.759.5679 during normal business hours.

DISCLAIMERS

The Fund’s index a registered trademark of Solactive AG and has been licensed for use by Sprott. The Fund is not sponsored, endorsed, sold, or promoted by Solactive AG, and it makes no representation regarding the advisability of investing in the Fund. SOLACTIVE AG AND ITS AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND. Solactive AG calculates and publishes the Indexes and uses its best efforts to ensure that each index is calculated correctly. The publication of the Indexes by Solactive AG does not constitute a recommendation by Solactive AG to invest in the Fund. Solactive AG offer any guarantee or assurance with regard to the results of using the Indexes.

Shares of the Trust are not sponsored, endorsed, or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the Shares of the Fund. NYSE Arca is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares of the Fund to be issued, or in the determination or calculation of the equation by which the Shares are redeemable. NYSE Arca has no obligation or liability to owners of the Shares of the Fund in connection with the administration, marketing, or trading of the Shares of the Fund. Without limiting any of the foregoing, in no event shall the NYSE Arca have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser and Sub-Adviser do not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser and Sub-Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser and Sub-Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Adviser and Sub-Adviser make no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser and Sub-Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

APPENDIX A

Sprott Asset Management Proxy Voting Policy

Purpose

A perceived or potential conflict arises when a manager has the opportunity to vote a proxy in a manner that is in its own interest and not in the best interest of a fund associated with the proxy.

Policy

Sprott Asset Management L.P. (the ”Manager”), in its capacity as manager to each Fund, is wholly responsible for establishing, monitoring and amending (if necessary) the policies and procedures relating to the voting of proxies received in connection with each Fund’s portfolio investments.

The Manager will vote in favour of the following proxy proposals:

a.	electing and fixing the number of directors

b.	authorizing directors to fix remuneration of auditors

c.	appointing auditors

d.	approving private placements to insiders exceeding a 10% threshold

e.	ratifying director actions

f.	approving private placements exceeding a 25% threshold

g.	approving special resolutions to change the authorized capital of a corporation to an unlimited number of common shares without par value

h.	changing the registered address

The Manager will vote against any proposal relating to stock option plans that: (i) exceed 5% of the common shares issued and outstanding at the time of grant (on a non-diluted basis); or (ii) provide that the maximum number of common shares issuable pursuant to such plan exceeds a ‘‘rolling’’ maximum equal to 5% of the outstanding common shares at the date of the grant of applicable options.

In certain cases, proxy votes may not be cast when the Manager determines that it is not in the best interests of security holders of a Fund to vote such proxies. In the event a proxy raises a potential material conflict of interest between the interests of a Fund and the Manager, affiliate or associate of the Fund or the manager or portfolio advisor of such affiliate or associate, the conflict will be resolved in the best interests of the security holders of the Fund.

The Manager retains the discretion to depart from these policies on any particular proxy vote depending upon the facts and circumstances.

A copy of the proxy voting guidelines of the Manager is available upon request, free of charge, by contacting the Corporation at Suite 2600, South Tower, Royal Bank Plaza, 200 Bay Street, Toronto, Ontario, M5J 2J1 or through the Manager’s website.

Resolution of Conflict

By setting out predetermined guidelines based on industry best practices, this proxy policy reduces the potential for arbitrary voting decisions that are not made in the best interests of each Fund.

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APPENDIX B

ALPS Advisors, Inc.

Proxy Voting Policy, Procedures and Guidelines

1.	Policy Statement & General Background

a.	Overview

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

b.	Policy Summary

With all advisory clients of AAI currently being investment companies registered under the 1940 Act, any assignment of voting authority over the Funds’ voting securities is typically delegated to AAI as the Funds’ investment adviser, or the Funds’ sub-adviser by the respective Funds’ Board of Trustees/Directors. If the Funds’ day-to-day investment decisions are performed by the Funds’ investment sub-adviser(s), Funds’ Board of Trustees/Directors may elect to delegate the responsibility of voting proxies to such sub-adviser to be voted in accordance to the sub-adviser’s proxy voting policies and procedures in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. For securities in the portfolio of a Fund that is managed by more than one sub-adviser, each sub-adviser shall make voting decisions pursuant to their own proxy voting policies and procedures, as adopted in conformance with the Advisers Act for their respective portions of the Fund’s portfolio, unless directed otherwise.

AAI has adopted and implemented the following policies and procedures, which it believes are reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients and (2) address material conflicts of interest that may arise. AAI will provide clients with a copy of its policies and procedures, as they may be updated from time to time, upon request. Information regarding AAI’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within AAI. Advisory clients may obtain information on how their proxies were voted by AAI. However, AAI will not selectively disclose its investment company clients’ proxy voting records to third parties; the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings or each investment company’s proxy voting record for 12-month periods ending June 30th.

c.	Policy

All proxies regarding client securities for which AAI has authority to vote will, unless AAI determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by AAI to be in the best interest of AAI’s clients. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as AAI determines in its sole and

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absolute discretion. There may also be instances where a fund relies upon Section 12(d)(1)(F), and by law, the fund may be required to vote proxies in the same proportion as the vote of all other shareholders of the acquired fund (i.e., ”echo vote“). In the event a client believes that its other interests require a different vote, AAI will vote as the client clearly instructs, provided AAI receives such instructions in time to act accordingly.

AAI endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when AAI expects to routinely refrain from voting:

i.

Proxies will usually not be voted in cases where the security has been loaned from the client’s account and subsequently, AAI determines that the type of proxy issue is not material to shareholders. AAI will utilize the below considerations to determine if a security then on loan should be recalled for voting purposes. Decisions will generally be made on a case-by-case basis depending on whether, in AAI’s judgment,:

•	the matter to be voted on has critical significance to the potential value of the security in question;

•	the security represents a significant holding and whether the security is considered a long-term holding; and

•	AAI believes it can recall the security in time to cast the vote.

ii.

Proxies will usually not be voted in cases where AAI deems the costs to the client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers who impose share blocking restrictions).

AAI seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Section 2.b., Conflicts of Interest, below).

2.	Operating Procedures & Control Activities

Where proxy voting is delegated to the sub-adviser, the sub-adviser will adopt proxy voting policies and procedures in accordance in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. AAI has adopted the following proxy voting procedures and controls for any client securities which AAI has authority to vote on:

a.	Proxy Committee

AAI has established a Proxy Committee whose standing members are determined by AAI’s Chief Compliance Officer. These members participate as voting authorities on the Proxy Committee. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf. Additionally, the Proxy Committee regularly involves other associates (e.g., Fund CCO or Legal representative) who participate as needed to enable effective execution of the Committee’s responsibilities.

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The Proxy Committee’s functions include, in part,

i.

direction of the vote on proposals where there has been a recommendation to the Proxy Committee not to vote according to the predetermined Voting Guidelines (stated in 2.c.i) or on proposals which require special, individual consideration in accordance with Section 2.c.iii.;

ii.	review periodically this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

iii.	development and modification of Voting Procedures, as stated in Section 2.d., as it deems appropriate or necessary.

b.	Conflicts of Interest

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by AAI, an AAI affiliate, or an AAI associate that creates an incentive (or appearance thereof) to favor the interests of AAI, the affiliate, or associate, rather than the clients’ interests. For example, AAI may have a conflict of interest if either AAI has a significant business relationship with a company that is soliciting a proxy, or if an AAI associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be ”material” to the extent that a reasonable person could expect the conflict to influence AAI’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, AAI will seek to resolve it in the clients’ best interests.

AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. In providing proxy voting services to AAI, ISS provides vote recommendations on a pre-determined policy. Generally, AAI will vote proxies based on ISS’ pre-determined voting policy. In doing so, AAI demonstrates that its vote would not be a product of a conflict of interest as AAI would have little or no discretion on how the proxy was voted.

AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

c.	Proxy Voting Guidelines

i.	AAI’s Proxy Voting Guidelines – General Practices

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The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. AAI will use an independent, third-party vendor to implement its proxy voting process as AAI’s proxy voting agent. In general, whenever a vote is solicited, ISS or another independent third party will execute the vote according to AAI’s Voting Guidelines.

ii.	Ability to Vote Proxies Other than as Provided by Voting Guidelines

A portfolio manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption. The Proxy Committee may consider the matter including any potential conflicts of interest. A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Conflicts of Interest Disclosure and Certification Form—Appendix B to this policy).

iii.	Other Proxy Proposals

For the following categories of proposals either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with ISS’ or an individual client’s guidelines.

•

New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

•	Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by ISS.

•	Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

•

Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, AAI will refrain from voting such securities. However, in the exceptional circumstances that AAI determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

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•	Proxies of Investment Company Shares. Proposals on issues other than those provided in Section 2.c.i will be voted on the specific instruction of the Proxy Committee.

•

Executive/Director Compensation. Except as provided in Section 2.c.i, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

•

Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals, the Proxy Committee will consider the size of the company and the nature of its shareholder base.

d.	Voting Procedures

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to affect the purposes of this Policy.

i.

AAI will use an independent, third-party vendor, to implement its proxy voting process as AAI’s proxy voting agent. This retention is subject to AAI continuously assessing the vendor’s independence from AAI and its affiliates, and the vendor’s ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with AAI’s proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor’s other clients and the owners, officers or employees of any such firm, on the one hand, and AAI’s clients, on the other hand. As means of performing this assessment, AAI will require various reports and notices from the vendor, as well as periodic audits of the vendor’s voting record and other due diligence.

ii.	ISS will provide proxy analysis and record keeping services in addition to voting proxies on behalf of AAI in accordance with this Policy.

iii.	On a daily basis, AAI or designee will send to ISS a holdings file detailing each equity holding held in all accounts over which AAI has voting authority.

iv.

AAI will complete a Vote Authorization Registration with ISS for any new client, which will describe how ballots will be executed on behalf of the client. In addition, AAI will complete and provide the client’s custodian bank with a Letter of Authorization. The letter will serve as notice that AAI has retained ISS to act as the voting agent for the securities held in the client’s account and will instruct the custodian bank to forward all ballots, meeting notices, and other proxy materials to ISS.

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v.

ISS will receive proxy material information from Proxy Edge or the custodian bank for the account. This will include issues to be voted upon, together with a breakdown of holdings for AAI accounts. ISS will then reconcile information it receives from Proxy Edge and custodian banks. Any discrepancies will be promptly noted and resolved by ISS, with notice to AAI.

vi.

Whenever a vote is solicited, ISS will execute the vote according to AAI’s Voting Guidelines which will be delivered by AAI to ISS as set forth in Appendix A of these policies and procedures and anytime there is a material change to these guidelines.

•

If ISS is unsure how to vote a particular proxy, ISS will issue a request for voting instructions to AAI over a secure website. AAI personnel will check this website regularly. The request will be accompanied by a recommended vote. The recommended vote will be based upon ISS’ understanding of the Voting Guidelines previously delivered to ISS. AAI will promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. AAI will return a final instruction to vote to ISS, which ISS will record with Proxy Edge or the custodian bank as our agent.

vii.

Each time that ISS will send AAI a request to vote, the request will be accompanied by the recommended vote determined in accordance with AAI’s Voting Guidelines. ISS will vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IX.D.2.c.ii. In such situations, ISS will vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of AAI’s Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS will inform AAI of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee will be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

viii.

ISS will have procedures in place to ensure that a vote is cast on every security holding maintained by AAI on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients AAI will receive a report from ISS detailing AAI’s voting for the previous period.

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e.	Securities Lending

Each Fund advised by AAI, where authorized by its respective Board, may engage in securities lending transactions, to the extent permitted by the Fund’s investment policies and limitations. The Adviser will be required to monitor for scheduled or anticipated proxy votes relating to securities on loan and determine whether the securities should be recalled from loan on the relevant record date. There may be situations where the Adviser may not be able to recall the security in time to cast the vote.

f.	Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

g.	Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to AAI’s CCO, or designee. Issues involving potential or actual conflicts of interest should be promptly communicated to Compliance or Legal. Compliance will notify the Funds’ Chief Compliance Officer(s), if a material conflict of interest is deemed to have arisen.

h.	Monitoring

AAI’s Compliance Department is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Compliance Department’s monitoring will take into account the following elements: (1) periodic review of ISS votes to ensure that ISS is accurately voting consistent with AAI’s Proxy Guidelines; and (2) review of the Funds’ N-PX report to ensure that it’s filed in a timely and accurate manner. Additionally, AAI will review ISS’ conflicts of interest policies.

AAI’s Compliance Committee monitors proxy matters for its clients including monitoring material conflicts of interest identified.

i.	Availability of Proxy Policy and Voting Record

A summary disclosure regarding the provisions of this Policy will be available in AAI’s Form ADV, to the extent AAI is required to prepare Part 2 to Form ADV. Upon receipt of a Client’s request for more information, AAI will provide to the Client a copy of this Policy and/or how AAI voted proxies for the Client pursuant to this Policy for up to a one-year period.

AAI will not selectively disclose its investment company clients’ proxy voting records; rather, AAI will disclose such information by publicly available annual filings. AAI will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. AAI will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

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•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

j.	Other Recordkeeping Requirements

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

•

Proxy Committee Meeting Minutes and Other Materials (routine oversight matters are discussed within AAI’s Compliance Committee meetings and will be documented within the Compliance Committee’s materials);

•	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations;

•	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms; and

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•	Client Communications Regarding Proxy Matters.

Records should be retained for a period of not less than six years. Records must be retained in an appropriate office of AAI for the first three years.

Dated: November 29, 2006

Last Amended: December 1, 2017

APPENDIX A

Summary of Proxy Voting Guidelines

AAI has adopted Institutional Shareholder Services, Inc.’s (“ISS”) standard benchmark policy which allows ISS to apply the most appropriate underlying guideline for each respective ballot. ISS has created multiple guidelines to cover various markets, including, but not limited to: U.S., Canada, Europe, United Kingdom, Asia, Africa and Australia. AAI retains the right to override any of ISS’ guidelines on a case-by-case basis. A concise summary of ISS’ current Proxy Voting Guidelines can be found at: http://www.issgovernance.com/policy.

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APPENDIX B

Conflicts of Interest Disclosure Form

PROXY VOTING CONFLICT OF INTEREST DISCLOSURE FORM

1. Company name:

2. Date of Meeting:

3. Referral Item(s):

4. Description of AAI’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:

5.	Describe procedures used to address any conflict of interest:

Compliance will consider information about AAI’s significant business relationships, as well as other relevant information. The information considered by Compliance may include information regarding: (1) AAI client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the AAI investment division regarding the proxy matter. Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) AAI has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, AAI’s policy is to invoke one or more of the following conflict management procedures:

a.	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be AAI’s proxy voting agent);

b.	Causing the proxies to be delegated to a qualified, independent third party, which may include AAI’s proxy voting agent.

c.	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to AAI’s clients so that they may vote the proxies directly.

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Affiliate Investment Companies and Public Companies

AAI considers (1) proxies solicited by open-end and closed-end investment companies for which AAI or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for AAI. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

AAI has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

a.

AAI’s Code of Ethics affirmatively requires that associates of AAI act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of AAI’s Clients.

b.

By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any AAI or ALPS associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

•

To disclose in writing to AAI’s Chief Compliance Officer any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how AAI will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of AAI or ALPS. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

•

To refrain from taking into consideration, in the decision as to whether or how AAI will vote proxies the existence of any current or prospective material business relationship between AAI, ALPS or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

c.

In certain circumstances, AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

6. Describe any contacts from parties outside AAI (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

11

CERTIFICATION

The undersigned personnel of AAI certifies that, to the best of his/her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Name:
Title:

12

PART C

Other Information

ITEM 15.	Indemnification

Reference is made to Section 6.2 of the Declaration of Trust filed as an original exhibit to Registrant’s Registration Statement on Form N-1A on September 26, 2018. As provided therein, the Trust is required to indemnify its officers and trustees against claims and liability arising in connection with the affairs of the Trust, except liability arising from breach of trust, bad faith, willful misfeasance, gross negligence or reckless disregard of duties. The Trust is obligated to undertake the defense of any action brought against any officer, trustee or shareholder, and to pay the expenses thereof if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Trust, and with respect to any criminal action had no reasonable cause to believe his conduct was unlawful. Other conditions are applicable to the right of indemnification as set forth in the Declaration of Trust. In applying these provisions, the Trust will comply with the provisions of the Investment Company Act.

ITEM 16.	Exhibits

(1) Declaration of Trust, filed as an exhibit to Registrant’s Registration Statement on Form N-1A on September 26, 2018, which exhibit is incorporated herein by reference.

(2) By-Laws of the Trust — filed as an exhibit to Registrant’s Registration Statement on Form N-1A on September 26, 2018, which exhibit is incorporated herein by reference.

(3) Not applicable.

(4) Form of Agreement and Plan of Reorganization is included as Exhibit A.

(5) Instruments Defining Rights of Security Holders. None other than Articles VI, VIII, and VIII of the Registrant’s Declaration of Trust and Article V of the Registrant’s By-Laws, which exhibit is incorporated herein by reference.

(6) (i) Investment Advisory Agreement between the Registrant and Sprott Asset Management LP with respect to Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF, effective December 18, 2018, filed herewith.

(ii) Sub-Advisory Agreement between the Registrant and ALPS Advisors, Inc. with respect to Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF, effective Decmeber 18, 2018, filed herewith.

(iii) Expense Limitation Agreement dated March 19, 2019, filed herewith.

(7) Distribution Agreement between the Registrant and ALPS Distributors, Inc., filed herewith.

(8) None

(9) Custodian Agreement between the Registrant and State Street Bank and Trust Company, filed herewith.

(10) Distribution and Service Plan, filed herewith.

(11) Opinion and Consent of Counsel, filed herewith.

(12) Form of Tax Opinion and Consent of Counsel, filed herewith.

(13) (i) Administration and Fund Accounting Agreement between the Registrant and ALPS Fund Services, Inc., filed herewith.

(ii) Transfer Agent Servicing Agreement between the Registrant and State Street Bank and Trust Company, filed herewith.

(14) (a) Independent Auditors Letter of Consent - Tait, Weller & Baker LLP, filed herewith.

(b) Independent Auditors Letter of Consent - Deloitte & Touche LLP, filed herewith.

(15) None.

(16) Powers of Attorney, filed herewith.

(17) None.

ITEM 17.	Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toronto, and Province of Ontario, on the 26th day of March, 2019.

Sprott ETF Trust
By:	/s/ John Ciampaglia
Name:	John Ciampaglia
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on March 26, 2019.

Signature	Title	Date

/s/ John Ciampaglia John Ciampaglia	President and Chief Executive Officer	March 26, 2019

/s/ Michael W. Clark* Michael W. Clark	Trustee	March 26, 2019

/s/ Barbara Connolly Keady* Barbara Connolly Keady	Trustee	March 26, 2019

/s/ Peyton T. Muldoon* Peyton T. Muldoon	Trustee	March 26, 2019

/s/ James R. Pierce Jr.* James R. Pierce Jr.	Trustee	March 26, 2019

/s/ Varinder Bhathal* Varinder Bhathal	Treasurer and Chief Financial Officer	March 26, 2019

* By:	/s/ John Ciampaglia
John Ciampaglia, pursuant to a power of attorney filed herewith.

Exhibits

(6)(i) Investment Advisory Agreement between the Registrant and Sprott Asset Management LP with respect to Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF.

(ii) Sub-Advisory Agreement between the Registrant and ALPS Advisors, Inc. with respect to Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF.

(iii) Expense Limitation Agreement dated March 19, 2019.

(7) Distribution Agreement between the Registrant and ALPS Distributors, Inc.

(9) Custodian Agreement between the Registrant and State Street Bank and Trust Company.

(10) Distribution and Service Plan.

(11) Opinion and Consent of Counsel.

(12) Form of Tax Opinion and Consent of Counsel.

(13)  (i)  Administration and Fund Accounting Agreement between the Registrant and ALPS Fund Services, Inc.

(ii) Transfer Agent Servicing Agreement between the Registrant and State Street Bank and Trust Company.

(14)  (a) Independent Auditors Letter of Consent - Tait, Weller & Baker LLP.

(b) Independent Auditors Letter of Consent - Deloitte & Touche, LLP.

(16)  Powers of Attorney.